UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 – October 31, 2016
Item 1: Reports to Shareholders

Annual Report | October 31, 2016
Vanguard Selected Value Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Selected Value Fund returned 2.20% for the 12 months ended October 31, 2016, trailing the 7.84% return of its benchmark, the Russell Midcap Value Index, and the 4.65% average return of its mid-capitalization value fund peers.

• Value stocks performed better than their growth counterparts, while large- and small-cap stocks exceeded mid-caps.

• As always, Selected Value’s three advisors depended on extensive research as they hunted for undervalued mid-cap companies.

• The fund’s consumer discretionary, industrial, and energy holdings all lagged their benchmark counterparts. Consumer discretionary lagged the most, finishing well behind the benchmark. Within that sector, cruise lines were the main culprit. Shortfalls in industrials and energy also hurt returns.

• For the ten years ended October 31, 2016, the fund’s average annual return of 6.95% slightly trailed that of its benchmark, which bears no expenses, and surpassed that of its peers.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Selected Value Fund	2.20%
Russell Midcap Value Index	7.84
Mid-Cap Value Funds Average	4.65
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
Selected Value Fund	6.95%
Russell Midcap Value Index	7.19
Mid-Cap Value Funds Average	6.34
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.39%	1.25%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mid-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

Advisors’ Report

For the fiscal year ended October 31, 2016, Vanguard Selected Value Fund returned 2.20%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. (Please note that the Pzena Investment

Management discussion refers to industry sectors as defined by Russell classifications rather than the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on November 17, 2016.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

The uncertainty and volatility of the last 12 months have created significant headwinds for our strategy. We began

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	59	5,217	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Pzena Investment Management,	21	1,849	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Donald Smith & Co., Inc.	18	1,567	Conducts fundamental research on the lowest
			price-to-tangible book value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	2	169	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a cash position.

7

2016 anticipating several Federal Reserve rate increases, but global concerns sent the market plummeting early on, and investors began considering the possibility of negative interest rates in the United States. This first-quarter unease was followed by the unexpected Brexit vote toward the end of the second quarter—and all these events occurred during our own election cycle.

This scenario could not have been worse for our expectations and positioning, as we believe rates will rise slowly, economic growth will continue, and there will be some global stability. The already expensive areas of the market that benefit both from their defensive characteristics and lower-rate environments––including utilities and REITs, where we are underweight––did well over the period. Conversely, groups that need interest rates and the economy to improve steadily––including consumer discretionary, consumer finance, and industrials, where we are overweight––did poorly.

We believe we are positioned to take advantage of value in the market and that we are past the point of maximum uncertainty; we expect our performance to slowly recover throughout the year. An election year creates its own uncertainty and usually exerts some pressure on health care names (in which we are overweight); the largest overhang may not disappear until after the election. At that point, however, we expect valuations and cash flows to matter most. The portfolio is well situated to benefit from such an environment.

We continue to benefit from a pickup in merger and acquisition activity, as both St. Jude Medical and Tyco International were taken out during the period. If we are finding good companies with attractive valuations and cash flow, and the market doesn’t recognize this, a financial or strategic buyer certainly validates our process.

We are underweight utilities, technology, energy, and REITs. We believe traditional yield plays like utilities and REITs have had substantial runs thanks to a continued low interest rate environment and have very little room for valuation upside or meaningful yield relative to their own histories. We also see considerable risk to these valuation levels when interest rates rise.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Founder,
Chief Executive Officer, and
Co-Chief Investment Officer

John Flynn, Principal

Eli Rabinowich, Principal

Equity market returns were volatile over the 12 months, marked by plummeting energy prices in early 2016 and a surprise Brexit vote in June. Despite these head-winds, markets were solidly positive for the year. Our portfolio performed in line with the Russell Midcap Value Index, the fund’s benchmark, benefiting from positioning in technology and stock selection within energy and hindered

8

by the underperformance of some consumer discretionary and producer durables holdings.

Hard drive manufacturer Seagate Technology was the portfolio’s top individual contributor. We added to our position in the second quarter of 2016 as the stock declined on personal computer unit weakness that led to a severe decline in gross margins. The stock rebounded sharply during the most recent quarter as the company increased guidance on its cost-cutting efforts and end-market recovery. Also performing well in technology was Hewlett Packard Enterprise (enterprise information technology) as management continues to disassemble the business in order to unlock value. Within producer durables, Terex Corporation (machinery manufacturing) was a top contributor, helped by its continued initiatives to simplify the business and improve returns.

Staples (office supplies) and News Corp. (media and information services) were the leading detractors in the portfolio. Staples struggled as it announced that it would shut its stores in the United Kingdom, and may do the same in Continental Europe, because of declining sales. The company was hurt most from failing to get regulatory approval for its merger deal with Office Depot. We had long believed such an outcome to be possible and had limited our position size accordingly, and we believe the stock remains attractive. News Corp. shares were weak as the company showed continued deterioration in its newspapers business. The stock remains attractive based on its low valuation of 0.6 times book value and more than $3 per share in cash.

The exploitable pockets of cheapness continue to be in financial services, information technology (“old tech” companies that are more exposed to enterprise spending), and, to a growing extent, industrial cyclicals—areas where we have our largest exposures. We have significantly less exposure to sectors deemed “safe” by investors, such as health care, consumer staples, and utilities, where we believe valuations are at unattractive levels.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, President
and Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

The portfolio continues to meet our criteria of owning a concentrated selection of low price-to-tangible book value stocks with attractive long-term earnings potential. It currently sells at 106% of tangible book value and 8.2 times our estimate of “normalized earnings.” In contrast, the Standard & Poor’s 500 Index sells at over 7 times tangible book value and 17 times normalized earnings.

The rebound in precious metals and energy mirrored the rise in the underlying commodities and contributed most to returns. Top contributors included Yamana Gold (+62.6%) and Kinross Gold Corporation (+92.0%). WPX Energy (+58.3%) and Nabors (+18.5%) also contributed.

9

Continued surplus capacity and declining day rates meant that offshore drillers, such as Noble Corp. (–63.3%), did not do well.

While rebounding oil prices helped the energy sector, they also hindered the performance of previously strong airline/ aircraft leasing stocks, including JetBlue (–29.6%), Air France (–16.8%), and AerCap (–0.94%). Lower interest rates tend to push down financial stocks. Our financial exposure is primarily limited to insurance stocks, which on average lagged the market with single-digit returns. Everest Re was an exception, rising 14.4%. In technology, Ingram Micro (+24.9%) received a takeover offer from a Chinese conglomerate.

We eliminated our positions in a number of holdings, most of which had done well and met our targets. These included American National Insurance Company, Coeur Mining, New Gold, Royal Caribbean Cruises, Valero Energy Corporation, and Validus Holdings. We also trimmed positions in Aspen Insurance, Everest RE, Ingram Micro, JetBlue, Kinross Gold, WPX Energy, and XL Group, and added to our positions in AerCap, Air France-KLM, Celestica, MFA Financial, and Micron. We reduced our holdings in Yamana earlier in the period, and then bought some back later at a lower price. Three new names were added to the portfolio: Axis Capital, IAMGOLD Corporation, and Toll Brothers. Axis Capital is a Bermuda-based insurer/ reinsurer; IAMGOLD is an 800,000-ounce gold producer with mines in Africa and Canada; and Toll Brothers is a national builder of luxury homes.

Our largest position is in AerCap. The stock sells at 89% book value, below fair market value, and about 6 times our 2- to 4-year earnings estimate. AerCap has been aggressively selling planes at premiums to book value and redeploying proceeds to a stock buyback program. Our largest industry weightings are to insurance, technology, airlines/aircraft leasing, and metals.

The portfolio’s six insurance companies sell at an average of 95% of tangible book value. Hurt by low interest rates and the attendant low returns on investment portfolios, returns on equity have generally been in the high single digits. Higher interest rates, coupled with stock buyback programs at all six companies and the potential for takeover, should buoy the stocks. In technology, it appears that a better supply/demand situation has developed in memory, providing underlying support to Micron.

Finally, the precious metals stocks have been an obvious beneficiary of the recent rebound in gold and silver prices. While it may be difficult to predict the future direction of precious metal prices, several factors give us comfort in our position.

On a macro level, these factors include worldwide loose monetary policy, which has led to negative real (and in many cases nominal) interest rates in much of the developed world; strong and persistent central bank purchases of gold; rising wealth in countries with a historical affinity for gold (China and India); and a benign

10

outlook for gold supply, with few sizable projects on the horizon to replace depletion from older mines.

Our investment in the miners themselves is not necessarily predicated on rising gold prices. Each of them has company-specific projects or catalysts that have the potential to lead to sharply higher earnings, even assuming flat gold prices. The stocks are cheap on both historical price/book value and price/revenues metrics, while cost-cutting efforts over the past few years should allow the companies to be at least cash flow breakeven, even if gold prices turn lower. Our preference has been to purchase companies that have the most sales and reserves relative to enterprise value; they also must have the balance-sheet strength to survive an extended period of lower prices.

11

Selected Value Fund

Fund Profile
As of October 31, 2016

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	123	565	3,833
Median Market Cap	$9.2B	$11.2B	$53.5B
Price/Earnings Ratio	20.3x	23.7x	23.1x
Price/Book Ratio	1.7x	1.8x	2.7x
Return on Equity	11.7%	10.0%	16.6%
Earnings Growth
Rate	10.9%	7.9%	8.4%
Dividend Yield	2.1%	2.3%	2.1%
Foreign Holdings	10.9%	0.0%	0.0%
Turnover Rate	27%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.39%	—	—
30-Day SEC Yield	1.78%	—	—
Short-Term
Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	15.5%	8.7%	12.6%
Consumer Staples	3.4	3.6	8.9
Energy	7.5	9.9	6.6
Financials	26.4	18.3	13.9
Health Care	4.0	4.5	13.4
Industrials	16.3	12.4	10.5
Information
Technology	11.2	9.0	21.0
Materials	7.9	5.7	3.2
Real Estate	3.4	14.7	4.2
Telecommunication
Services	0.1	1.5	2.3
Utilities	4.3	11.7	3.4

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.86	0.86
Beta	1.02	1.03

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
AerCap Holdings NV	Trading Companies &
	Distributors	2.1%
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	2.0
Willis Towers Watson
plc	Insurance Brokers	2.0
Ingram Micro Inc.	Technology
	Distributors	1.9
Micron Technology Inc.	Semiconductors	1.9
Capital One Financial
Corp.	Consumer Finance	1.9
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	1.9
Reynolds American Inc.	Tobacco	1.9
Norwegian Cruise Line	Hotels, Resorts &
Holdings Ltd.	Cruise Lines	1.9
Stanley Black & Decker
Inc.	Industrial Machinery	1.9
Top Ten		19.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratio was 0.35%.

12

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Selected Value Fund	2.20%	12.16%	6.95%	$19,585
Russell Midcap Value Index	7.84	14.07	7.19	20,033
Mid-Cap Value Funds Average	4.65	12.27	6.34	18,486
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.87	19,436

See Financial Highlights for dividend and capital gains information.

13

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	10.53%	15.23%	7.39%

14

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.4%)[1]
Consumer Discretionary (13.5%)
	Royal Caribbean Cruises
	Ltd.	2,344,500	180,222
	Hanesbrands Inc.	6,499,800	167,045
*	Norwegian Cruise Line
	Holdings Ltd.	4,283,100	166,484
	Whirlpool Corp.	989,800	148,292
	L Brands Inc.	1,671,200	120,644
	Meredith Corp.	1,495,544	67,823
^,2	SeaWorld Entertainment
	Inc.	4,546,700	63,699
	Interpublic Group of Cos.
	Inc.	2,152,894	48,203
	News Corp. Class A	3,579,375	43,382
	Omnicom Group Inc.	531,150	42,396
	Dana Inc.	2,360,300	36,538
	Hilton Worldwide
	Holdings Inc.	1,586,544	35,856
*	Toll Brothers Inc.	1,022,000	28,044
	Staples Inc.	3,090,600	22,870
*	Adient plc	343,886	15,650
			1,187,148
Consumer Staples (3.0%)
	Reynolds American Inc.	3,028,476	166,808
	Coca-Cola European
	Partners plc	1,820,000	69,961
	Kellogg Co.	337,425	25,351
			262,120
Energy (7.3%)
	Devon Energy Corp.	3,382,600	128,167
^	Vermilion Energy Inc.	2,812,100	110,459
	PBF Energy Inc. Class A	4,662,257	101,637
^	Golar LNG Ltd.	4,424,608	96,855
	Murphy Oil Corp.	1,521,653	39,365
*	WPX Energy Inc.	3,037,079	32,983
	Cenovus Energy Inc.	2,004,475	28,945

			Market
			Value•
		Shares	($000)
	Baker Hughes Inc.	437,251	24,224
	FMC Technologies Inc.	637,475	20,571
	Superior Energy Services
	Inc.	1,120,132	15,861
	Noble Corp. plc	3,160,316	15,612
	Rowan Cos. plc Class A	996,725	13,226
	Nabors Industries Ltd.	885,000	10,531
^	Tidewater Inc.	556,400	963
*,^	Paragon Offshore plc	870,105	243
			639,642
Financials (25.9%)
	Willis Towers Watson plc	1,392,045	175,258
	Capital One Financial
	Corp.	2,265,500	167,738
	Discover Financial
	Services	2,845,200	160,270
	New York Community
	Bancorp Inc.	10,701,500	153,673
	Unum Group	4,292,805	151,965
	FNF Group	3,258,500	117,013
	KeyCorp	7,651,825	108,044
	Fifth Third Bancorp	4,809,000	104,644
	Navient Corp.	7,757,647	99,143
	Ameriprise Financial Inc.	1,018,600	90,034
	Voya Financial Inc.	2,829,840	86,452
	Axis Capital Holdings Ltd.	1,509,138	85,976
	CNA Financial Corp.	2,259,996	82,648
	Everest Re Group Ltd.	401,462	81,705
	XL Group Ltd.	1,631,430	56,611
	Comerica Inc.	1,040,025	54,175
^	Element Fleet
	Management Corp.	5,546,200	54,044
	Valley National Bancorp	5,402,200	53,266
	Regions Financial Corp.	4,105,725	43,972
	Invesco Ltd.	1,501,950	42,190
	Franklin Resources Inc.	1,059,950	35,678
	Webster Financial Corp.	765,100	30,910
*	SLM Corp.	4,030,500	28,415

15

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Validus Holdings Ltd.	541,925	27,692
	Torchmark Corp.	426,183	27,024
	Endurance Specialty
	Holdings Ltd.	260,000	23,907
	MFA Financial Inc.	3,014,000	22,032
	Legg Mason Inc.	639,775	18,374
	Allstate Corp.	269,225	18,280
	Progressive Corp.	495,225	15,604
	Synovus Financial Corp.	420,221	13,897
	Hartford Financial Services
	Group Inc.	313,800	13,842
*,^	ECN Capital Corp.	5,545,900	12,115
	Aspen Insurance Holdings
	Ltd.	200,475	9,673
	Genworth Financial Inc.
	Class A	2,224,850	9,211
	Assurant Inc.	80,045	6,445
			2,281,920
Health Care (3.5%)
	Cigna Corp.	1,327,025	157,690
	Cardinal Health Inc.	1,903,900	130,779
	Aetna Inc.	154,800	16,618
			305,087
Industrials (17.5%)
*	AerCap Holdings NV	4,443,188	182,659
	Stanley Black & Decker
	Inc.	1,440,975	164,041
	Owens Corning	3,081,732	150,327
*	Johnson Controls
	International plc	3,438,864	138,655
*	Spirit AeroSystems
	Holdings Inc. Class A	2,715,407	136,748
	Eaton Corp. plc	2,018,900	128,745
	KBR Inc.	6,222,500	92,155
*	JetBlue Airways Corp.	5,138,340	89,818
	Orbital ATK Inc.	1,048,400	77,959
	Ryder System Inc.	1,008,600	69,987
	CNH Industrial NV	7,519,700	58,503
*,^	Air France-KLM ADR	8,488,085	51,608
	Terex Corp.	2,115,440	50,517
	Parker-Hannifin Corp.	375,225	46,059
	Dover Corp.	664,325	44,437
	AECOM	1,380,510	38,447
	Actuant Corp. Class A	1,038,025	23,148
			1,543,813
Information Technology (10.4%)
	Ingram Micro Inc.	4,595,009	170,934
*	Micron Technology Inc.	9,780,588	167,835
	Microchip Technology Inc.	2,250,200	136,250
	Total System Services
	Inc.	1,686,036	84,099
	Hewlett Packard
	Enterprise Co.	2,214,625	49,763

			Market
			Value•
		Shares	($000)
	ON Semiconductor Corp.	4,216,096	49,202
	Avnet Inc.	1,102,016	46,230
	Seagate Technology plc	1,257,575	43,147
	Flex Ltd.	2,982,200	42,317
*	Celestica Inc.	2,887,239	34,214
	HP Inc.	2,175,125	31,517
	Genpact Ltd.	1,016,327	23,365
	Arrow Electronics Inc.	304,204	18,593
	Jabil Circuit Inc.	711,890	15,192
	CDW Corp.	145,485	6,534
			919,192
Materials (7.8%)
*	Kinross Gold Corp.	42,300,000	163,278
^	CRH plc ADR	4,798,799	155,001
	FMC Corp.	2,840,000	133,168
	Yamana Gold Inc.
	(New York Shares)	20,405,340	72,643
*	Axalta Coating Systems
	Ltd.	2,846,500	71,504
	Celanese Corp. Class A	811,000	59,138
*	IAMGOLD Corp.	9,238,132	37,045
			691,777
Real Estate (3.3%)
2	GEO Group Inc.	3,840,700	92,023
	Host Hotels & Resorts
	Inc.	5,038,900	78,002
	Lamar Advertising Co.
	Class A	840,850	53,352
	Corporate Office
	Properties Trust	1,861,110	49,673
	Hospitality Properties
	Trust	583,800	15,973
			289,023
Utilities (4.2%)
	Xcel Energy Inc.	2,961,137	123,035
	Pinnacle West Capital
	Corp.	1,443,700	109,909
	CenterPoint Energy Inc.	2,167,817	49,426
	Edison International	558,150	41,013
	PG&E Corp.	312,425	19,408
	Exelon Corp.	483,693	16,480
	NRG Energy Inc.	796,234	8,464
			367,735
Total Common Stocks
(Cost $6,952,508)			8,487,457

16

	Selected Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.7%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.718%	4,108,011	410,842

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[5,6]	Freddie Mac Discount Notes,
	0.300%, 11/8/16	600	600
6	United States Treasury Bill,
	0.296%–0.320%, 11/25/16	5,700	5,699
6	United States Treasury Bill,
	0.257–0.292%, 12/29/16	1,800	1,799
6	United States Treasury Bill,
	0.454%, 4/20/17	200	200
			8,298
Total Temporary Cash Investments
	(Cost $419,115)		419,140
Total Investments (101.2%)
	(Cost $7,371,623)		8,906,597
Other Assets and Liabilities (-1.2%)
	Other Assets		20,626
	Liabilities [4]		(125,557)
			(104,931)
	Net Assets (100%)
Applicable to 323,065,536 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			8,801,666
Net Asset Value Per Share			$27.24

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,340,033
Affiliated Vanguard Funds	410,842
Other Affiliated Issuers	155,722
Total Investments in Securities	8,906,597
Investment in Vanguard	687
Receivables for Investment Securities
Sold	9,597
Receivables for Accrued Income	7,197
Receivables for Capital Shares Issued	2,730
Other Assets	415
Total Assets	8,927,223
Liabilities
Payables for Investment Securities
Purchased	(6,614)
Collateral for Securities on Loan	(93,713)
Payables to Investment Advisor	(3,716)
Payables for Capital Shares Redeemed	(10,483)
Payables to Vanguard	(10,716)
Other Liabilities	(315)
Total Liabilities	(125,557)
Net Assets	8,801,666

17

Selected Value Fund

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,888,746
Undistributed Net Investment Income	118,432
Accumulated Net Realized Gains	261,298
Unrealized Appreciation (Depreciation)
Investment Securities	1,534,974
Futures Contracts	(1,784)
Net Assets	8,801,666

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $87,621,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 2.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $93,713,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $7,798,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1]	208,155
Interest	2,122
Securities Lending—Net	902
Total Income	211,179
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,809
Performance Adjustment	(3,390)
The Vanguard Group—Note C
Management and Administrative	13,235
Marketing and Distribution	1,820
Custodian Fees	97
Auditing Fees	36
Shareholders’ Reports	163
Trustees’ Fees and Expenses	11
Total Expenses	31,781
Expenses Paid Indirectly	(439)
Net Expenses	31,342
Net Investment Income	179,837
Realized Net Gain (Loss)
Investment Securities Sold	279,830
Futures Contracts	14,324
Foreign Currencies	(32)
Realized Net Gain (Loss)	294,122
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(271,390)
Futures Contracts	(7,939)
Change in Unrealized Appreciation (Depreciation)	(279,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	194,630
1 Dividends are net of foreign withholding taxes of $526,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	179,837	163,790
Realized Net Gain (Loss)	294,122	379,722
Change in Unrealized Appreciation (Depreciation)	(279,329)	(444,590)
Net Increase (Decrease) in Net Assets Resulting from Operations	194,630	98,922
Distributions
Net Investment Income	(150,373)	(138,609)
Realized Capital Gain[1]	(347,588)	(401,073)
Total Distributions	(497,961)	(539,682)
Capital Share Transactions
Issued	1,575,113	1,787,330
Issued in Lieu of Cash Distributions	457,613	496,488
Redeemed	(2,591,075)	(2,333,003)
Net Increase (Decrease) from Capital Share Transactions	(558,349)	(49,185)
Total Increase (Decrease)	(861,680)	(489,945)
Net Assets
Beginning of Period	9,663,346	10,153,291
End of Period[2]	8,801,666	9,663,346

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $29,192,000 and $33,623,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $118,432,000 and $106,036,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.15	$29.49	$28.07	$21.01	$18.81
Investment Operations
Net Investment Income	. 527[1]	.478	.415	. 395.405
Net Realized and Unrealized Gain (Loss)
on Investments	.030	(.245)	2.555	7.105	2.122
Total from Investment Operations	.557	.233	2.970	7.500	2.527
Distributions
Dividends from Net Investment Income	(. 443)	(. 404)	(. 330)	(. 440)	(. 327)
Distributions from Realized Capital Gains	(1.024)	(1.169)	(1.220)	—	—
Total Distributions	(1.467)	(1.573)	(1.550)	(.440)	(.327)
Net Asset Value, End of Period	$27.24	$28.15	$29.49	$28.07	$21.01

Total Return[2]	2.20%	0.88%	11.02%	36.43%	13.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,802	$9,663	$10,153	$7,019	$4,337
Ratio of Total Expenses to Average Net Assets[3]	0.35%	0.39%	0.41%	0.43%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.62%	1.53%	1.70%	2.00%
Portfolio Turnover Rate	27%	24%	18%	27%	18%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), 0.01%, 0.02%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

22

Selected Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since April 30, 2014.

23

Selected Value Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $3,390,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $687,000, representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2016, these arrangements reduced the fund’s expenses by $439,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,487,457	—	—
Temporary Cash Investments	410,842	8,298	—
Futures Contracts—Assets[1]	6	—	—
Futures Contracts—Liabilities[1]	(314)	—	—
Total	8,897,991	8,298	—
1 Represents variation margin on the last day of the reporting period.

24

Selected Value Fund

F. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	1,642	174,060	(1,784)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized net foreign currency losses of $32,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $17,036,000 from undistributed net investment income, and $27,138,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $129,021,000 of ordinary income and $259,750,000 of long-term capital gains available for distribution.

At October 31, 2016, the cost of investment securities for tax purposes was $7,372,296,000. Net unrealized appreciation of investment securities for tax purposes was $1,534,301,000, consisting of unrealized gains of $2,243,602,000 on securities that had risen in value since their purchase and $709,301,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2016, the fund purchased $2,352,037,000 of investment securities and sold $2,886,715,000 of investment securities, other than temporary cash investments.

25

Selected Value Fund

I. Capital shares issued and redeemed were:
	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	63,300	62,441
Issued in Lieu of Cash Distributions	17,506	17,943
Redeemed	(100,972)	(81,402)
Net Increase (Decrease) in Shares Outstanding	(20,166)	(1,018)

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
GEO Group Inc.	—	88,638	—	2,497	—	92,023
SeaWorld Entertainment Inc.	102,468	—	10,832	3,612	—	63,699
SPX FLOW Inc.	84,631	—	52,087	—	—	—
Vanguard Market Liquidity Fund	708,715	NA2	NA [2]	2,076	—	410,842
Vanguard Mid-Cap Value ETF	29,626	—	29,453	283	—	—
Total	925,440			8,468	—	566,564
1 Includes net realized gain (loss) on affiliated investment securities sold of ($58,795,000).
2 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $345,803,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $167,214,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 77.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.20%	12.16%	6.95%
Returns After Taxes on Distributions	0.88	11.16	6.08
Returns After Taxes on Distributions and Sale of Fund Shares	2.21	9.67	5.53

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,010.01	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.58	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122016

Annual Report | October 31, 2016
Vanguard Mid-Cap Growth Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Mid-Cap Growth Fund returned –5.49% for the 12 months ended October 31, 2016. The fund trailed the 0.40% return of its benchmark, the Russell Midcap Growth Index, and the –1.06% average return of its mid-cap growth fund peers.

• Value stocks outperformed their growth counterparts in the U.S. stock market, while large- and small-capitalization stocks exceeded mid-caps.

• Two advisors separately manage fund assets. Their selections among financials—notably real estate investment trusts and related firms—performed especially poorly and finished well behind their benchmark counterparts. (Effective September 1, real estate was designated as its own new sector, the 11th in the benchmark.)

• Strong holdings in the materials sector couldn’t offset additional shortfalls in consumer discretionary, health care, and consumer staples.

• Over the past ten years, the fund’s average annual return of 7.48% slightly trailed that of its benchmark index, which bears no expenses, and surpassed that of its peers.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Mid-Cap Growth Fund	-5.49%
Russell Midcap Growth Index	0.40
Mid-Cap Growth Funds Average	-1.06
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
Mid-Cap Growth Fund	7.48%
Russell Midcap Growth Index	7.65
Mid-Cap Growth Funds Average	6.26
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.43%	1.31%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mid-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute,

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

Advisors’ Report

During the 12 months ended October 31, 2016, Vanguard Mid-Cap Growth Fund returned –5.49%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches.

Please note that William Blair Investment Management, LLC, marked its tenth anniversary of managing a portion of the fund’s assets in June. Also, after the end of the period, on December 5, Vanguard announced that Chartwell Investment Partners, LLC, would no longer serve as an advisor to the fund. Assets managed by Chartwell have been allocated to RS Investments, a Victory Capital Management investment franchise.

The fund’s advisors during the fiscal year, the percentage of fund assets each managed, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. These comments were prepared on November 15, 2016.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	1,940	Uses a bottom-up, fundamental, research-driven
LLC			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair Investment	49	1,938	Uses a fundamental investment approach in pursuit of
Management, LLC			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	102	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Chartwell Investment Partners, LLC

Portfolio Manager:

John A. Heffern, Managing Partner and Senior Portfolio Manager

Equity markets delivered modestly positive performance for the past 12 months. Concerns during the period included the state of the global economy, heightened terrorist activity, geopolitical events, the U.K. Brexit referendum, Federal Reserve rate decisions, and the presidential election campaign. However, gradual easing of some of these issues, accommodative monetary policy, and a rebound in oil prices improved market sentiment in the last six months and drove returns into positive territory.

Against this backdrop, our portfolio decisions steadfastly reflected our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

In consumer services, MGM Resorts International and Burlington Stores boosted the portfolio’s overall performance. MGM, a casino operator with properties in the United States and Asia, benefited from share gains in both its business and leisure segments along with a strong development pipeline. Burlington Stores, an off-price retailer, increased its revenues and profit margin as it executed its business model.

Financial services stocks also did well. Popular, a bank holding company with operations in Puerto Rico and the United States, held steady and maintained ample capital while weathering Puerto Rico’s debt crisis. Market share gains, consolidation opportunities, excess capital, and undemanding valuation drove solid stock performance for Assured Guaranty, the largest and highest-rated U.S. financial guarantor.

In technology, our holdings in Cavium made a solid contribution. The semiconductor provider experienced an uptick in demand for several of its product classes as well as synergies from a recent acquisition. Another success was ServiceNow, a cloud software company with a focus on service management. It appears on track to become a multi-product company with expertise in information technology, service, and human resource management.

Selection among cyclical consumer stocks detracted the most from our performance. Several terrorist attacks, zika virus worries, macroeconomic issues in China, and higher fuel prices weighed on earnings and sentiment for both Norwegian Cruise Line and Royal Caribbean Cruises. Brunswick Corporation, a manufacturer of marine and fitness recreational products, was affected by international market and general macroeconomic concerns.

In business services, our positions in ManpowerGroup and SEI Investments dampened results. Slightly weaker

8

operating trends in some markets hurt ManpowerGroup, a provider of blue-collar temporary staffing services. Expenses related to a new processing platform pressured SEI Investments, which develops processing and investment programs for the asset management industry.

The health care sector also underperformed, particularly in the pharmaceuticals industry as competition increased for the generic drug businesses of Endo International and Perrigo.

William Blair Investment Management, LLC

Portfolio Managers: Robert C. Lanphier, Partner David Ricci, CFA, Partner

The relatively flat return of the U.S. equity market over the 12-month period masked some significant moves. The market declined precipitously in the first six weeks of 2016 amid concerns that weakness in manufacturing, falling oil prices, and persistent challenges to global growth could trigger a U.S. recession.

A mid-February reversal was spurred by further easing from foreign central banks and improving global data. From there, positive U.S. economic indicators carried the market higher until June, when the results of the Brexit vote increased investor uncertainty. After a brief pause, the market advanced again, driven by strength among more cyclical segments of the economy, before softening somewhat in October.

Our portfolio’s underperformance was primarily the result of investors’ style preferences. These were most pronounced early in 2016 when the perceived safety of high-dividend-yielding stocks dominated the market.

Our portfolio tends to be significantly underweighted in high-dividend yielders, as we prefer growth companies with substantial reinvestment opportunities that enable superior, durable long-term growth. Although the dividend-yield trade did slow in the months that followed, it remained an obstacle to relative performance.

More recently, investors favored more cyclically oriented areas of the market. Some of our typical industry biases, which in aggregate lead to a portfolio with less cyclicality than the benchmark index, dampened relative returns. For example, in information technology we tend to be underweighted in semiconductors because their commodity-like nature limits their pricing power and cyclicality. Conversely, we generally are overweighted in software and IT services, which tend to have more differentiated products and services, higher value propositions, and more durable growth. This typical positioning worked against us during the period as semiconductors significantly outperformed.

On a stock-specific basis, selection within financials detracted from returns, in part because of our positions in Affiliated Managers Group and Signature Bank. Other laggards included health care companies Perrigo and MEDNAX and consumer discretionary firm Polaris Industries.

9

Our holdings in industrials, including a position in Old Dominion Freight Line, performed well. Other top contributors included Airgas (materials), Akamai Technologies (information technology), Dollar General (consumer discretionary), and IDEXX Laboratories (health care).

Looking forward, U.S. investors’ minds are focused on the trajectory of interest rates and the aftermath of the U.S. presidential election. While we evaluate the investment risks and implications of such events, we do not position the portfolio based on possible outcomes. We believe that we can add the most value by investing in quality companies that can grow their earnings faster than the market over the long term.

We are now probably past the midpoint in the recovery from the global financial crisis. Therefore, we believe the risks of an economic slowdown are higher than they have been in the recent past. Slow U.S. and global growth, potential adverse effects from Brexit, rising wages, and unfavorable currency rates are all likely to challenge corporate profit growth.

In this environment, it is our view that earnings growth, rather than valuation expansion, is likely to drive stock performance. We believe our time is best spent focusing on companies with durable, consistent business models that are less dependent on the macroeconomic or political environment to grow earnings over time.

10

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2016

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	123	467	3,833
Median Market Cap	$9.7B	$11.1B	$53.5B
Price/Earnings Ratio	26.1x	27.0x	23.1x
Price/Book Ratio	3.0x	5.1x	2.7x
Return on Equity	15.1%	19.7%	16.6%
Earnings Growth
Rate	17.0%	11.8%	8.4%
Dividend Yield	0.8%	1.2%	2.1%
Foreign Holdings	1.1%	0.0%	0.0%
Turnover Rate	91%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.43%	—	—
30-Day SEC Yield	0.44%	—	—
Short-Term
Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	20.2%	23.5%	12.6%
Consumer Staples	3.1	7.6	8.9
Energy	2.2	1.3	6.6
Financials	14.5	5.0	13.9
Health Care	16.4	15.1	13.4
Industrials	10.1	14.3	10.5
Information
Technology	27.3	22.8	21.0
Materials	3.1	5.1	3.2
Real Estate	1.5	4.8	4.2
Telecommunication
Services	1.5	0.5	2.3
Utilities	0.1	0.0	3.4

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.94	0.87
Beta	1.01	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MGM Resorts
International	Casinos & Gaming	2.6%
Vantiv Inc.	Data Processing &
	Outsourced Services	2.2
Popular Inc.	Regional Banks	2.2
SEI Investments Co.	Asset Management
	& Custody Banks	2.0
BioMarin Pharmaceutical
Inc.	Biotechnology	1.9
Brunswick Corp.	Leisure Products	1.8
Assured Guaranty Ltd.	Property & Casualty
	Insurance	1.7
Agilent Technologies Inc. Life Sciences Tools &
	Services	1.7
Centene Corp.	Managed Health
	Care	1.6
Delta Air Lines Inc.	Airlines	1.6
Top Ten		19.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratio was 0.36%.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	-5.49%	10.44%	7.48%	$20,564
Russell Midcap Growth Index	0.40	12.02	7.65	20,907
Mid-Cap Growth Funds Average	-1.06	9.73	6.26	18,347
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.87	19,436

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	2.22%	13.60%	8.11%

13

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.8%)[1]
Consumer Discretionary (19.1%)
*	MGM Resorts
	International	3,880,345	101,549
	Brunswick Corp.	1,621,011	70,514
	Newell Brands Inc.	1,206,100	57,917
	Ross Stores Inc.	862,800	53,960
	Hanesbrands Inc.	1,994,100	51,248
	Six Flags Entertainment
	Corp.	885,797	49,295
	Royal Caribbean Cruises
	Ltd.	567,670	43,637
	Tractor Supply Co.	655,040	41,025
*	Toll Brothers Inc.	1,389,075	38,116
*	Norwegian Cruise Line
	Holdings Ltd.	969,667	37,691
	PulteGroup Inc.	1,813,510	33,731
	BorgWarner Inc.	863,904	30,962
	Dollar General Corp.	432,626	29,890
*	O’Reilly Automotive Inc.	110,821	29,305
*	Sally Beauty Holdings Inc.	750,548	19,469
*	Ulta Salon Cosmetics &
	Fragrance Inc.	62,072	15,105
	Dick’s Sporting Goods Inc.	261,710	14,564
	PVH Corp.	127,500	13,640
*	Panera Bread Co. Class A	57,040	10,881
*	Burlington Stores Inc.	144,274	10,812
*	JC Penney Co. Inc.	837,135	7,191
			760,502
Consumer Staples (2.7%)
	Tyson Foods Inc. Class A	722,900	51,217
	Mead Johnson Nutrition Co.	554,100	41,430
*	Herbalife Ltd.	256,900	15,589
			108,236
Energy (2.0%)
	Superior Energy Services
	Inc.	2,419,135	34,255
*	Concho Resources Inc.	227,015	28,817
*	Diamondback Energy Inc.	177,826	16,234
			79,306

Financials (13.6%)
	Popular Inc.	2,373,861	86,171
	SEI Investments Co.	1,840,355	81,583
	Assured Guaranty Ltd.	2,276,535	68,046
	Intercontinental
	Exchange Inc.	189,995	51,373
	Willis Towers Watson plc	389,200	49,000
*	Signature Bank	384,184	46,317
	Lazard Ltd. Class A	1,103,878	40,247
	Radian Group Inc.	2,221,173	30,186
	Nasdaq Inc.	370,100	23,675
*	Affiliated Managers
	Group Inc.	129,590	17,192
	Evercore Partners Inc.
	Class A	313,716	16,862
	CME Group Inc.	93,945	9,404
	MarketAxess Holdings Inc.	58,715	8,852
	XL Group Ltd.	229,835	7,975
*	Western Alliance Bancorp	110,783	4,139
			541,022
Health Care (15.4%)
*	BioMarin Pharmaceutical
	Inc.	939,277	75,631
	Agilent Technologies Inc.	1,541,735	67,173
*	Centene Corp.	1,032,013	64,480
*	MEDNAX Inc.	966,400	59,192
*	Cerner Corp.	889,700	52,119
	Zoetis Inc.	845,600	40,420
*	Mettler-Toledo
	International Inc.	85,100	34,387
*	Mallinckrodt plc	407,665	24,158
	Cigna Corp.	187,895	22,327
	Dentsply Sirona Inc.	370,507	21,330
	HealthSouth Corp.	492,800	19,786
*	IDEXX Laboratories Inc.	177,858	19,056
*	Align Technology Inc.	212,800	18,284
	Perrigo Co. plc	210,900	17,545
*	Alexion Pharmaceuticals
	Inc.	92,270	12,041
*	Veeva Systems Inc.
	Class A	255,000	9,907

14

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	VCA Inc.	126,245	7,759
*	ABIOMED Inc.	69,492	7,296
*	Incyte Corp.	77,170	6,711
*,^	Intercept Pharmaceuticals
	Inc.	53,685	6,643
	Danaher Corp.	77,170	6,062
*	Edwards Lifesciences Corp.	58,715	5,591
*	Charles River Laboratories
	International Inc.	70,460	5,346
*	Neurocrine Biosciences Inc.	107,370	4,700
*	Vertex Pharmaceuticals Inc.	61,375	4,656
			612,600
Industrials (9.4%)
	Delta Air Lines Inc.	1,538,380	64,258
*	Old Dominion Freight
	Line Inc.	807,110	60,275
*	Verisk Analytics Inc.
	Class A	671,100	54,728
*	Copart Inc.	728,600	38,230
	TransDigm Group Inc.	133,600	36,401
	KAR Auction Services Inc.	734,800	31,288
*	Middleby Corp.	253,100	28,375
	Wabtec Corp.	304,900	23,572
	Dun & Bradstreet Corp.	157,200	19,626
	Equifax Inc.	150,465	18,653
			375,406
Information Technology (25.7%)
*	Vantiv Inc. Class A	1,490,164	86,966
*	Akamai Technologies Inc.	923,272	64,140
*	Red Hat Inc.	738,200	57,174
*	CoStar Group Inc.	253,479	47,431
	SS&C Technologies
	Holdings Inc.	1,236,407	39,478
*	Check Point Software
	Technologies Ltd.	433,300	36,640
*	Euronet Worldwide Inc.	452,960	36,033
*	Guidewire Software Inc.	623,200	35,803
*	ServiceNow Inc.	399,273	35,100
	Booz Allen Hamilton
	Holding Corp. Class A	1,115,900	34,001
*	PTC Inc.	716,345	33,983
	Global Payments Inc.	464,700	33,700
*	Genpact Ltd.	1,448,922	33,311
*	Adobe Systems Inc.	303,650	32,645
	CSRA Inc.	1,277,000	32,040
	MAXIMUS Inc.	612,605	31,892
*	Cavium Inc.	548,585	30,968
*	Tyler Technologies Inc.	182,860	29,331
*	Ultimate Software
	Group Inc.	125,824	26,548
	Fidelity National
	Information Services Inc.	323,780	23,934
	Monolithic Power Systems
	Inc.	301,970	23,798

*	Manhattan Associates Inc.	444,570	22,513
*	Electronics For Imaging
	Inc.	496,577	21,119
*	Palo Alto Networks Inc.	135,890	20,904
*	First Data Corp. Class A	1,256,540	17,579
*	IPG Photonics Corp.	176,400	17,113
*	Trimble Inc.	530,130	14,653
	Belden Inc.	221,445	14,352
*	salesforce.com Inc.	156,020	11,726
	LogMeIn Inc.	122,467	11,634
	Applied Materials Inc.	374,110	10,879
	Broadcom Ltd.	58,745	10,003
	Avnet Inc.	196,280	8,234
*	Nice Ltd. ADR	122,468	8,140
	Lam Research Corp.	77,173	7,475
*	Qorvo Inc.	107,370	5,975
*	Fortinet Inc.	172,795	5,540
*	Tableau Software Inc.
	Class A	100,659	4,837
*	Mobileye NV	122,465	4,553
			1,022,145
Materials (2.9%)
	Ball Corp.	684,500	52,754
	Vulcan Materials Co.	364,300	41,239
*	Axalta Coating Systems
	Ltd.	862,800	21,674
			115,667
Other (0.2%)
2	Vanguard Mid-Cap Growth
	ETF	100,223	10,269

Real Estate (1.4%)
^	MGM Growth Properties
	LLC Class A	1,155,885	30,423
	Equinix Inc.	41,939	14,984
*	CBRE Group Inc. Class A	360,691	9,291
			54,698
Telecommunication Services (1.4%)
*	SBA Communications Corp.
	Class A	492,800	55,824
Total Common Stocks
(Cost $3,360,038)			3,735,675
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.8%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.718%	1,921,722	192,192

15

Mid-Cap Growth Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
5	United States Treasury Bill,
	0.321%, 12/1/16	3,900	3,899
5	United States Treasury Bill,
	0.270%, 12/29/16	200	200
5	United States Treasury Bill,
	0.287%, 1/5/17	2,000	1,999
			6,098
Total Temporary Cash Investments
(Cost $198,277)			198,290
Total Investments (98.8%)
(Cost $3,558,315)			3,933,965
Other Assets and Liabilities (1.2%)
Other Assets			100,043
Liabilities [4]			(53,957)
			46,086
Net Assets (100%)
Applicable to 182,978,885 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,980,051
Net Asset Value Per Share			$21.75

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,731,504
Affiliated Vanguard Funds	202,461
Total Investments in Securities	3,933,965
Investment in Vanguard	317
Receivables for Investment Securities Sold	94,517
Receivables for Accrued Income	3,412
Receivables for Capital Shares Issued	1,439
Other Assets	358
Total Assets	4,034,008
Liabilities
Payables for Investment Securities
Purchased	(27,083)
Collateral for Securities on Loan	(4,929)
Payables for Capital Shares Redeemed	(15,371)
Payables to Vanguard	(6,448)
Other Liabilities	(126)
Total Liabilities	(53,957)
Net Assets	3,980,051

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,783,083
Undistributed Net Investment Income	18,779
Accumulated Net Realized Losses	(196,515)
Unrealized Appreciation (Depreciation)
Investment Securities	375,650
Futures Contracts	(946)
Net Assets	3,980,051

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,804,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.1% and 2.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $4,929,000 of collateral received for securities on loan.
5 Securities with a value of $4,599,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1]	40,354
Interest[1]	978
Securities Lending—Net	92
Total Income	41,424
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,125
Performance Adjustment	(1,863)
The Vanguard Group—Note C
Management and Administrative	7,756
Marketing and Distribution	901
Custodian Fees	42
Auditing Fees	37
Shareholders’ Reports	73
Trustees’ Fees and Expenses	6
Total Expenses	15,077
Expenses Paid Indirectly	(224)
Net Expenses	14,853
Net Investment Income	26,571
Realized Net Gain (Loss)
Investment Securities Sold[1]	(194,336)
Futures Contracts	10,960
Realized Net Gain (Loss)	(183,376)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(70,032)
Futures Contracts	(5,006)
Change in Unrealized Appreciation (Depreciation)	(75,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,843)

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $89,000, $947,000, and $10,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,571	9,595
Realized Net Gain (Loss)	(183,376)	343,380
Change in Unrealized Appreciation (Depreciation)	(75,038)	(137,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	(231,843)	215,622
Distributions
Net Investment Income	(12,324)	(4,856)
Realized Capital Gain[1]	(311,613)	(405,208)
Total Distributions	(323,937)	(410,064)
Capital Share Transactions
Issued	943,333	1,505,655
Issued in Lieu of Cash Distributions	314,619	398,819
Redeemed	(1,039,524)	(711,728)
Net Increase (Decrease) from Capital Share Transactions	218,428	1,192,746
Total Increase (Decrease)	(337,352)	998,304
Net Assets
Beginning of Period	4,317,403	3,319,099
End of Period[2]	3,980,051	4,317,403

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $15,141,000 and $80,760,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,779,000 and $4,532,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$24.88	$26.40	$25.72	$20.95	$19.40
Investment Operations
Net Investment Income	.147 [2]	.064[1]	.045	.048	.041
Net Realized and Unrealized Gain (Loss)
on Investments	(1.437)	1.625	3.134	5.965	1.892
Total from Investment Operations	(1.290)	1.689	3.179	6.013	1.933
Distributions
Dividends from Net Investment Income	(.070)	(.038)	(.007)	(.075)	(.030)
Distributions from Realized Capital Gains	(1.770)	(3.171)	(2.492)	(1.168)	(.353)
Total Distributions	(1.840)	(3.209)	(2.499)	(1.243)	(.383)
Net Asset Value, End of Period	$21.75	$24.88	$26.40	$25.72	$20.95

Total Return [3]	-5.49%	6.68%	13.42%	30.32%	10.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,980	$4,317	$3,319	$2,837	$2,129
Ratio of Total Expenses to Average Net Assets[4]	0.36%	0.43%	0.46%	0.51%	0.54%
Ratio of Net Investment Income to
Average Net Assets	0.64%[2]	0.25%[1]	0.16%	0.19%	0.19%
Portfolio Turnover Rate	91%	93%	82%	83%	97%

1 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.08%, respectively, resulting from a special dividend from TransDigm Group in October 2016.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), (0.02%), 0.02%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented less than 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

20

Mid-Cap Growth Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Chartwell Investment Partners, LLC, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Chartwell Investment Partners, LLC, is subject to quarterly adjustments based on performance

21

Mid-Cap Growth Fund

relative to the Russell Midcap Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years .

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $1,863,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $317,000 representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2016, these arrangements reduced the fund’s expenses by $224,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,735,675	—	—
Temporary Cash Investments	192,192	6,098	—
Futures Contracts—Assets[1]	358
Futures Contracts—Liabilities[1]	(126)	—	—
Total	3,928,099	6,098	—
1 Represents variation margin on the last day of the reporting period.

22

Mid-Cap Growth Fund

F. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	December 2016	307	46,259	(783)
E-mini S&P 500 Index	December 2016	426	45,158	(163)
				(946)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2016, the fund had $23,293,000 of ordinary income available for distribution. The fund had capital losses totaling $187,803,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2016, the cost of investment securities for tax purposes was $3,567,851,000. Net unrealized appreciation of investment securities for tax purposes was $366,114,000, consisting of unrealized gains of $498,385,000 on securities that had risen in value since their purchase and $132,271,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2016, the fund purchased $3,620,514,000 of investment securities and sold $3,718,001,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	43,119	59,434
Issued in Lieu of Cash Distributions	13,866	16,399
Redeemed	(47,557)	(28,005)
Net Increase (Decrease) in Shares Outstanding	9,428	47,828

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $296,472,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $25,643,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-5.49%	10.44%	7.48%
Returns After Taxes on Distributions	-7.19	8.42	6.09
Returns After Taxes on Distributions and Sale of Fund Shares	-1.63	8.07	5.87

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$999.54	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.43	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122016

Annual Report | October 31, 2016
Vanguard International Explorer™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2016, Vanguard International Explorer Fund returned –0.06%. Its benchmark returned 1.88%; the average return of its peers was 1.39%.

• The fund’s two advisors analyze small-capitalization companies to identify those they believe will grow faster than the overall market.

• Their bottom-up approach produced above-benchmark returns in some markets, including China, South Korea, France, and Sweden, but lagged overall in the Pacific and Europe. In particular, stock selection in Japan, Australia, Italy, and the United Kingdom dampened relative performance.

• By sector, the fund outperformed in information technology, consumer discretionary, and utilities, but underperformed in others, notably financials and materials.

• For the ten years ended October 31, 2016, the fund produced an average annual return of 3.56%. Its composite index returned 3.61% and the average return of its peers was 3.68%.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard International Explorer Fund	-0.06%
S&P EPAC SmallCap Index	1.88
International Small-Cap Funds Average	1.39
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2016
Average
Annual Return
International Explorer Fund	3.56%
S&P EPAC SmallCap Index	3.61
International Small-Cap Funds Average	3.68
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.42%	1.59%

The fund expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: International Small-Cap Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

Advisors’ Report

For the fiscal year ended October 31, 2016, Vanguard International Explorer Fund returned –0.06%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 10, 2016.

November 4, 2016, marked the fund’s 20th anniversary. We would like to thank Schroder Investment Management for being an advisor to the fund since its launch.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Matthew F. Dobbs,
Head of Global Small Companies

International small-capitalization equities made limited progress over the year, with the S&P EPAC SmallCap Index returning 1.9% in U.S. dollars. Overall returns may have been modest for the year, but international small caps have again

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	69	1,961	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	28	801	The advisor employs a traditional, bottom-up approach
Company LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	67	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

outperformed their larger peers, which returned –2.7% as measured by the S&P EPAC Large/Midcap Index.

The small-cap “effect” has been most prominent in continental Europe, where smaller-company outperformance in the financial and health care sectors has been particularly influential; and in Japan, where the more domestic focus of smaller companies has benefited them relative to large caps during a period of strength in the Japanese yen.

Among the worst returns were in the United Kingdom, where the vote to leave the European Union on June 23 hit more domestically focused smaller companies particularly hard. The rout was led by key small-cap sectors such as house builders, real estate, retail, and consumer services. This reflected acute investor concerns over the outlook for revenues, the impact on input costs (costs for items used to produce goods and services) from a dramatically weaker pound sterling, and the potential for restrictive immigration policies.

It has been a mixed period regarding relative performance. Stock selection in Japan has been the main challenge. It was not helped by our underweighting of the market, which has been the strongest major-market performer over the year. We have struggled to find attractive value among domestic defensives and the high-yielding real estate investment trust sector, but given a strong currency and a hunt for yield amid the negative interest rate policy pursued by the Bank of Japan, these areas have outperformed strongly. Meanwhile, stock selection in consumer discretionary (auto parts companies such as Unipres and Eagle Industries), information technology (OBIC, Kakaku. com), and materials (Kumiai Chemical) lagged. The impact was only partly offset by strong showings among some of our domestically oriented industrial holdings such as Aica Kogyo, Trusco Nakayama, and Fukushima Industries.

Our continental European holdings also disappointed, almost entirely because of our financials in Italy, most notably Anima Holding, BPER, and Banca Sistema. This more than counteracted good selection among information technology stocks, most notably Logitech, Ubisoft, and Lectra.

Selection in Asian markets outside Japan (in both developed and emerging markets) has generally been strong. A number of consumer names in Hong Kong and China have been notably strong, including New Oriental Education and Shenzhou International, along with South Korean auto parts stocks Mando and Hanon Systems. Selection in information technology also added value because of strong returns from SINA.com, the Chinese internet stock, and Chroma ATE in Taiwan.

The year has closed with perhaps more than the usual litany of uncertainties, including political developments in Europe, continued fragility in a number of emerging markets, and signs that the efficacy of monetary policy tools is fading. The constraints of high debt levels and poor demographics (and not just in developed

8

economies) suggest that overall global growth will continue to be as muted as it has been over the last seven years. Long-term investors will have to work harder to identify areas of superior growth, and in that context we remain confident that selective exposure to smaller companies is strategically important. We will continue to work hard to identify companies offering sustainable growth and superior returns.

Wellington Management Company LLP

Portfolio Manager:

Simon H. Thomas,
Senior Managing Director and Equity Portfolio Manager

Global equities rose over the 12-month period. The year had a volatile start as Chinese stocks plunged in early January, sparking a global risk-off trade that caused central banks to increase monetary easing efforts around the world. Toward the end of the second quarter, after a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union. Risk appetite has fluctuated considerably over the period as governments have had to grapple with a slow-growth, low-inflation environment. The U.S. Federal Reserve’s signaling of a second rate hike at its December meeting, coupled with a “hard” Brexit scenario, U.S. election uncertainty, and potential monetary shifts by the European Central Bank, caused global equities to pull back toward the end of the period.

Stock selection within the financial, materials, and industrial sectors weighed on the performance of our portfolio. (Effective September 1, a real estate sector was added, composed of holdings that previously were classified as financials. The index returns and attribution analysis of the real estate sector are for the period starting September 1 and ending October 31.) This weight on performance was partially offset by strong stock selection within consumer staples, energy, and information technology. Allocation among sectors, which is largely a result of our bottom-up stock selection process, weighed on performance as well, largely driven by our overweight allocation to the consumer discretionary sector. At the regional level, selection within Europe, specifically the United Kingdom, and Japan detracted most from relative results. From an allocation perspective, our overweight to Japan aided relative performance.

The largest detractors from relative performance during the period included Anima, B&M European Value Retail, and N Brown Group. Anima, an Italian asset manager, performed poorly as the environment for financials in Italy became more challenging because of low interest rates and the overall health of the Italian banking sector. Despite this short-term volatility, we have maintained our position in the company as we believe it will be a long-term beneficiary of the increasing Italian savings rate, and the continued shift of retirement assets to asset managers.

9

B&M European Value Retail, one of the leading value retailers of general merchandise in the United Kingdom, traded down after the Brexit vote in June. This is a company that we are really excited about and believe was oversold post-Brexit, given the company’s underlying fundamentals. It has a first-class management team that will likely benefit from a slower U.K. economy, as consumers have tightened their belts. We still held the stock as of the end of the period. N Brown Group, a U.K.-based internet and catalogue home shopping company offering clothes and accessories, faced a much more challenging business environment after the Brexit vote. Many of its input goods are U.S.-dollar-based, which became a challenge given the depreciating pound sterling. We exited our position following the Brexit vote.

Top contributors to relative performance included Kyudenko, Nippon Shinyaku, and Gategroup. Kyudenko is a Japanese electrical engineering company that owns a sizable solar asset portfolio. The company continues to benefit from a healthy construction cycle in Japan, as well as the appreciation of value in its solar assets. Shares remain inexpensive, and the company has a net cash position on its balance sheet. We continue to hold the position based on our positive outlook for the company. Nippon Shinyaku is a Japan-based pharmaceutical company. We continue to be optimistic about the company’s new pulmonary hypertension drug, Selexipag, which has been approved in the United States, and is expected to be approved in Europe in the near future. We maintained our position as the company continues to execute and maintains a strong drug pipeline. Switzerland-based Gategroup is a leading provider of catering, hospitality, and logistics services to the travel industry. In July, the company was acquired by HNA Group, a Chinese travel and logistics conglomerate. We supported the acquisition given that shares were at an all-time high and sold our position into strength.

Relative to the benchmark, at the end of the period we were most overweight the consumer discretionary and health care sectors. We were most underweight the new real estate sector and information technology. On a regional basis, Japan was our greatest overweight position relative to the benchmark. We were most underweight Asia excluding Japan, though we continue to look for high-quality companies that have been neglected by the market and thus offer attractive investment opportunities.

10

International Explorer Fund

Fund Profile
As of October 31, 2016

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	298	3,907	1,844
Median Market Cap	$1.7B	$1.6B	$29.6B
Price/Earnings Ratio	20.9x	19.9x	20.9x
Price/Book Ratio	1.9x	1.5x	1.6x
Return on Equity	12.0%	10.5%	14.9%
Earnings Growth
Rate	15.0%	10.1%	6.9%
Dividend Yield	2.2%	2.3%	3.0%
Turnover Rate	37%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.42%	—	—
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	20.2%	16.0%	11.5%
Consumer Staples	5.0	6.2	10.4
Energy	1.1	2.2	6.8
Financials	11.0	12.4	22.5
Health Care	8.1	8.5	8.2
Industrials	26.2	22.2	11.7
Information
Technology	11.7	11.0	9.5
Materials	9.6	9.5	7.7
Real Estate	4.6	9.4	3.4
Telecommunication
Services	0.7	0.9	4.9
Utilities	1.8	1.7	3.4

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.94	0.76
Beta	0.94	0.80

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Anima Holding SPA	Asset Management
	& Custody Banks	1.3%
Rubis SCA	Gas Utilities	1.2
BRAAS Monier Building	Construction
Group SA	Materials	1.2
Nippon Shinyaku Co.
Ltd.	Pharmaceuticals	1.1
Cerved Information
Solutions SPA	Specialized Finance	1.1
Logitech International SA Technology
	Hardware, Storage &
	Peripherals	1.1
Smurfit Kappa Group plc Paper Packaging		1.0
SPIE SA	Construction &
	Engineering	1.0
Ubisoft Entertainment	Home Entertainment
SA	Software	1.0
OC Oerlikon Corp. AG	Industrial Machinery	1.0
Top Ten		11.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratio was 0.41%.

11

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	14.8%	14.6%	12.4%
Italy	8.0	2.0	1.4
France	7.9	8.6	6.9
Germany	5.5	7.8	6.3
Switzerland	4.8	7.9	6.0
Sweden	3.8	3.1	1.9
Ireland	4.6	0.3	0.3
Netherlands	3.0	1.8	2.3
Denmark	1.4	1.4	1.2
Austria	1.2	0.2	0.1
Other	2.7	5.9	4.5
Subtotal	57.7%	53.6%	43.3%
Pacific
Japan	26.7%	25.7%	17.2%
Australia	4.4	6.6	5.1
South Korea	1.8	3.8	3.4
Hong Kong	1.1	2.5	2.5
Other	0.5	1.4	1.0
Subtotal	34.5%	40.0%	29.2%
Emerging Markets
India	2.5%	0.0%	2.0%
China	2.5	0.8	6.2
Taiwan	1.7	0.0	2.9
Other	0.8	0.0	8.9
Subtotal	7.5%	0.8%	20.0%
North America
Other	0.3%	0.3%	6.8%
Middle East	0.0%	0.8%	0.5%
Other	0.0%	4.5%	0.2%

"Other" represents securities that are not classified by the fund's benchmark index.

12

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Explorer Fund	-0.06%	8.34%	3.56%	$14,186
S&P EPAC SmallCap Index	1.88	8.64	3.61	14,262
International Small-Cap Funds Average	1.39	8.07	3.68	14,348
MSCI All Country World Index ex USA	0.72	4.11	2.07	12,277

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2006, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	7.95%	10.77%	4.27%

14

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Australia (4.0%)
	Computershare Ltd.	1,553,679	12,446
	Mirvac Group	6,146,824	9,751
	oOh!media Ltd.	2,861,954	9,295
	Iluka Resources Ltd.	2,094,685	9,183
	Ansell Ltd.	547,555	9,021
	Tox Free Solutions Ltd.	4,248,114	7,588
	Domino’s Pizza
	Enterprises Ltd.	151,696	7,390
	Fairfax Media Ltd.	11,707,454	7,333
	Spotless Group Holdings
	Ltd.	8,552,373	6,488
	Incitec Pivot Ltd.	2,439,068	5,455
^	Japara Healthcare Ltd.	3,284,183	4,689
	Mantra Group Ltd.	1,784,551	4,456
	SEEK Ltd.	386,119	4,288
	Asaleo Care Ltd.	3,589,221	3,977
	Amcor Ltd.	303,234	3,385
^	Regis Healthcare Ltd.	1,099,902	3,289
^,*	Karoon Gas Australia Ltd.	1,374,635	2,388
^	Estia Health Ltd.	1,003,698	2,045
	Link Administration
	Holdings Ltd.	262,865	1,438
			113,905
Austria (1.2%)
	Lenzing AG	98,802	12,877
	ANDRITZ AG	144,985	7,581
	BUWOG AG	185,240	4,477
	Wienerberger AG	264,678	4,230
	Schoeller-Bleckmann
	Oilfield Equipment AG	59,483	4,214
			33,379
Belgium (0.7%)
	Cie d’Entreprises CFE	52,608	5,799
	D’ieteren SA	117,856	5,195
	Ontex Group NV	150,617	4,556
*	Galapagos NV	49,600	3,018
			18,568

China (2.4%)
	Shenzhou International
	Group Holdings Ltd.	2,482,000	16,440
*	SINA Corp.	208,099	15,012
*	New Oriental Education
	& Technology Group Inc.
	ADR	285,056	14,290
	ANTA Sports Products
	Ltd.	2,437,000	7,028
	Belle International
	Holdings Ltd.	8,858,000	5,349
	CSPC Pharmaceutical
	Group Ltd.	4,756,000	4,924
	Haitian International
	Holdings Ltd.	1,807,000	3,725
			66,768
Denmark (1.3%)
	Matas A/S	1,375,000	26,685
*	H Lundbeck A/S	301,184	9,707
	Ambu A/S Class B	28,887	1,497
*	OW Bunker A/S	1,000,000	—
			37,889
Finland (0.2%)
	Tikkurila Oyj	250,000	4,813

France (7.4%)
	Rubis SCA	375,361	34,230
	SPIE SA	1,500,000	28,347
*	Ubisoft Entertainment SA	825,000	28,071
	Elis SA	1,561,961	25,950
*	Marie Brizard Wine &
	Spirits SA	1,000,000	16,989
	Imerys SA	167,514	11,663
*,2	Maisons du Monde SA	390,663	10,997
	Lectra	580,000	10,484
*	ID Logistics Group	69,999	9,874
	Eurazeo SA	108,699	6,259
	Orpea	61,653	5,131
*	Virbac SA	31,697	5,044
	BioMerieux	32,381	4,718

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Albioma SA	250,000	4,130
	Wendel SA	33,264	3,827
	Coface SA	512,886	3,321
			209,035
Germany (5.1%)
	BRAAS Monier Building
	Group SA	1,133,916	32,679
	Duerr AG	300,000	22,371
	XING AG	87,891	17,926
	RIB Software AG	900,000	12,209
	Zeal Network SE	318,921	10,839
^	Wacker Chemie AG	100,000	8,921
	Grand City Properties SA	425,000	7,476
	STRATEC Biomedical AG	123,627	7,068
*	Senvion SA	290,000	5,101
	Sartorius AG Preference
	Shares	58,461	4,602
	SAF-Holland SA	339,483	4,559
*,2	windeln.de SE	850,000	3,824
	Deutsche Beteiligungs AG	110,136	3,723
^	ElringKlinger AG	173,940	2,694
			143,992
Hong Kong (1.1%)
	Techtronic Industries Co.
	Ltd.	3,898,500	14,647
	Hysan Development Co.
	Ltd.	1,373,000	6,337
	Johnson Electric Holdings
	Ltd.	2,052,125	4,960
	Value Partners Group Ltd.	4,491,000	4,284
			30,228
India (2.4%)
	Gujarat Pipavav Port Ltd.	7,640,999	18,628
	Apollo Hospitals
	Enterprise Ltd.	909,567	18,261
	Container Corp. Of India
	Ltd.	616,702	12,712
	Phoenix Mills Ltd.	1,438,800	8,131
	Idea Cellular Ltd.	5,969,556	6,819
	Multi Commodity
	Exchange of India Ltd.	205,558	3,966
			68,517
Indonesia (0.2%)
	Matahari Department
	Store Tbk PT	3,465,800	4,780
	Ciputra Property Tbk PT	34,752,201	2,026
			6,806
Ireland (4.5%)
	Smurfit Kappa Group plc
	(London Shares)	1,150,000	25,249
*	Dalata Hotel Group plc	5,000,000	22,374
	Glanbia plc	900,000	14,661
	Origin Enterprises plc	2,000,000	12,401

	Irish Continental Group
	plc	2,500,000	11,659
	Irish Residential
	Properties REIT plc	8,400,000	10,832
	Kingspan Group plc	425,000	10,407
*	Cairn Homes plc	5,854,846	7,575
*	FBD Holdings plc	650,000	4,351
	Smurfit Kappa Group plc	175,000	3,840
	IFG Group plc	1,675,000	3,315
			126,664
Italy (7.7%)
2	Anima Holding SPA	7,437,016	36,232
	Cerved Information
	Solutions SPA	3,947,405	31,773
*	Yoox Net-A-Porter
	Group SPA	850,000	24,451
	Maire Tecnimont SPA	6,500,000	15,672
^	Salvatore Ferragamo SPA	606,146	14,817
	Moncler SPA	761,170	12,672
	Credito Emiliano SPA	2,125,000	11,979
	Cairo Communication
	SPA	2,372,242	10,177
	DiaSorin SPA	160,424	9,859
	FinecoBank Banca Fineco
	SPA	1,500,000	8,766
	Brunello Cucinelli SPA	431,223	8,542
2	Infrastrutture Wireless
	Italiane SPA	1,802,466	8,521
2	OVS SPA	1,419,252	7,775
	Autogrill SPA	913,656	7,615
2	Banca Sistema SPA	2,371,523	6,225
*,2	Technogym SPA	750,000	3,386
			218,462
Japan (25.5%)
	Nippon Shinyaku Co. Ltd.	637,800	32,376
	Aica Kogyo Co. Ltd.	742,700	21,194
	Hitachi Transport System
	Ltd.	978,800	20,177
	Digital Garage Inc.	1,067,300	20,167
	Tsuruha Holdings Inc.	167,000	19,269
	Tokai Tokyo Financial
	Holdings Inc.	3,670,500	18,622
	Arcs Co. Ltd.	709,300	17,798
	Zenkoku Hosho Co. Ltd.	388,555	16,706
	Ai Holdings Corp.	668,400	16,424
	Trusco Nakayama Corp.	315,700	16,322
	Kuroda Electric Co. Ltd.	811,400	15,787
	Nihon Parkerizing Co. Ltd.	1,140,000	15,708
	Glory Ltd.	465,700	15,395
	Nippon Densetsu Kogyo
	Co. Ltd.	807,600	14,714
	Koito Manufacturing Co.
	Ltd.	276,100	14,496

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
	TPR Co. Ltd.	493,100	14,259
	Nitta Corp.	548,700	14,201
	Kureha Corp.	369,400	14,127
	Kakaku.com Inc.	769,500	12,928
	JSP Corp.	512,500	12,245
	Obara Group Inc.	279,700	12,054
	Kissei Pharmaceutical
	Co. Ltd.	445,800	11,651
	Daikyonishikawa Corp.	890,400	11,529
	SCSK Corp.	307,400	11,467
	OBIC Business
	Consultants Co. Ltd.	243,800	11,416
	Kyudenko Corp.	346,400	11,160
	Temp Holdings Co. Ltd.	626,500	10,625
	Alps Electric Co. Ltd.	440,090	10,557
	Sumitomo Real Estate
	Sales Co. Ltd.	465,300	10,517
	Daibiru Corp.	1,195,400	10,384
	Shinmaywa Industries Ltd.	1,321,000	10,225
	Nippon Shokubai Co. Ltd.	144,361	9,962
	Fukushima Industries
	Corp.	285,500	9,747
*	IHI Corp.	3,703,245	9,742
	Musashi Seimitsu
	Industry Co. Ltd.	384,900	9,427
	Unipres Corp.	469,200	9,055
	NEC Networks & System
	Integration Corp.	488,600	8,683
	Sanwa Holdings Corp.	867,665	8,641
	Asahi Intecc Co. Ltd.	182,870	7,920
	Taiheiyo Cement Corp.	2,736,000	7,836
	Kenedix Inc.	1,823,900	7,669
	Takara Leben Co. Ltd.	1,088,600	7,384
	Lintec Corp.	329,700	7,181
	Iida Group Holdings Co.
	Ltd.	369,785	7,148
	Tokyo TY Financial Group
	Inc.	219,643	7,028
	Nabtesco Corp.	225,300	6,729
	Teijin Ltd.	341,800	6,604
	Ferrotec Corp.	530,400	6,451
	Disco Corp.	51,900	6,273
*	Itoham Yonekyu Holdings
	Inc.	651,000	6,208
	Miura Co. Ltd.	352,400	6,081
	Ezaki Glico Co. Ltd.	105,300	5,986
	Toyo Tire & Rubber Co.
	Ltd.	375,200	5,819
	Tokyo Ohka Kogyo Co.
	Ltd.	155,480	5,521
	Ain Holdings Inc.	81,600	5,508
	Shinsei Bank Ltd.	3,390,235	5,481
	EPS Holdings Inc.	396,100	5,198
	Eagle Industry Co. Ltd.	349,600	4,988

	Tokyo Steel
	Manufacturing Co. Ltd.	718,100	4,981
^	Kumiai Chemical Industry
	Co. Ltd.	876,100	4,960
	Tenma Corp.	265,300	4,595
	Leopalace21 Corp.	650,000	4,226
^	Yushin Precision
	Equipment Co. Ltd.	175,200	4,081
^	Jamco Corp.	197,300	4,068
*	Kobe Steel Ltd.	488,500	4,031
	Hitachi Metals Ltd.	321,700	4,021
	Ichigo Inc.	909,600	3,944
	Takasago International
	Corp.	144,600	3,876
	DMG Mori Co. Ltd.	348,400	3,695
	H2O Retailing Corp.	246,900	3,667
^,*	W-Scope Corp.	184,800	3,306
	Mitsui Sugar Co. Ltd.	146,500	3,301
	Casio Computer Co. Ltd.	228,100	3,177
	Tsutsumi Jewelry Co. Ltd.	187,900	2,973
			721,672
Luxembourg (0.7%)
	L’Occitane International
	SA	6,365,500	13,141
	Reinet Investments SCA	339,753	6,694
			19,835
Malaysia (0.1%)
	Bursa Malaysia Bhd.	1,977,900	4,077

Netherlands (2.9%)
*	Van Lanschot NV Class A	950,000	19,477
	Kendrion NV	350,000	10,094
*	SIF Holding NV
	(Berlin Shares)	581,260	10,084
	IMCD Group NV	230,511	9,969
2	Refresco Group NV	658,323	9,617
*,2	Intertrust NV	399,996	8,432
	Beter Bed Holding NV	400,000	7,243
*	SIF Holding NV	343,740	5,961
	Delta Lloyd NV	4	—
			80,877
New Zealand (0.3%)
	Fletcher Building Ltd.	1,197,176	8,869

Norway (0.3%)
	Kongsberg Gruppen ASA	518,433	7,401

Other (0.8%)
^,3	Vanguard FTSE All World
	ex-US Small-Cap ETF	249,010	24,052

Singapore (0.2%)
	First Resources Ltd.	4,816,500	6,301

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
South Korea (1.8%)
	Medy-Tox Inc.	32,771	11,627
	NCSoft Corp.	36,154	8,352
	Mando Corp.	32,377	7,570
^	Nexen Tire Corp.	645,802	7,408
	S-1 Corp.	83,659	6,755
^	Hotel Shilla Co. Ltd.	99,951	5,000
	Hanon Systems	302,600	2,829
			49,541
Spain (0.7%)
	Applus Services SA	900,000	8,636
	Melia Hotels International
	SA	626,180	7,731
	Naturhouse Health SAU	600,000	3,194
			19,561
Sweden (3.7%)
2	Bravida Holding AB	3,250,000	19,974
2	Nordax Group AB	3,125,000	19,615
	Modern Times Group
	MTG AB Class B	600,000	16,148
2	Coor Service
	Management Holding
	AB	2,750,000	15,984
	Bufab AB	1,724,046	14,343
	Loomis AB Class B	450,000	12,791
	Concentric AB	469,805	5,587
			104,442
Switzerland (4.6%)
	Logitech International SA	1,250,000	30,233
	OC Oerlikon Corp. AG	2,859,137	26,879
	Helvetia Holding AG	37,500	19,510
	Ascom Holding AG	900,000	15,411
	Interroll Holding AG	14,000	15,281
	u-blox Holding AG	51,532	9,741
	Comet Holding AG	6,000	5,202
	ams AG	183,362	5,134
	Tecan Group AG	21,312	3,512
			130,903
Taiwan (1.6%)
	Giant Manufacturing Co.
	Ltd.	1,767,000	12,498
	Chroma ATE Inc.	3,824,000	9,693
	CTCI Corp.	4,336,000	6,363
	Gourmet Master Co. Ltd.	657,300	5,899
	Catcher Technology Co.
	Ltd.	492,000	3,851
	Eclat Textile Co. Ltd.	326,000	3,694
	Globalwafers Co. Ltd.	1,283,000	3,162
			45,160
Thailand (0.2%)
	LPN Development PCL	14,565,300	4,747

United Arab Emirates (0.1%)
*	Lamprell plc	3,650,000	3,280

United Kingdom (14.1%)
	Dechra Pharmaceuticals
	plc	850,000	13,988
	Grainger plc	4,660,000	12,615
	Restaurant Group plc	2,501,386	11,475
	DCC plc	140,000	11,390
	Kennedy Wilson Europe
	Real Estate plc	879,949	10,923
	HomeServe plc	1,420,000	10,602
	Micro Focus International
	plc	392,057	10,266
	Elementis plc	3,500,640	10,210
	Abcam plc	936,899	9,977
	IG Group Holdings plc	975,000	9,846
	SuperGroup plc	574,000	9,446
	SSP Group plc	2,209,000	9,180
	Ricardo plc	800,000	9,074
	Dunelm Group plc	972,500	9,007
	AA plc	2,845,363	8,899
	Northgate plc	1,700,208	8,731
^	Telecom Plus plc	600,000	8,688
	Eco Animal Health Group
	plc	1,448,166	8,676
	Tyman plc	2,910,245	8,663
	Grafton Group plc	1,425,000	8,655
	B&M European Value
	Retail SA	2,873,534	8,250
	Hikma Pharmaceuticals
	plc	380,581	8,163
	Halma plc	630,000	8,065
	Keller Group plc	877,904	7,308
	Redrow plc	1,563,146	7,261
^	Kier Group plc	420,311	6,990
	Photo-Me International
	plc	3,600,000	6,671
	Bodycote plc	913,000	6,617
	Hunting plc	1,023,975	6,293
	Pets at Home Group plc	2,356,073	6,157
	Mears Group plc	1,096,560	6,050
	Investec plc	931,000	5,778
^	Victrex plc	268,040	5,740
	WS Atkins plc	310,000	5,729
	Saga plc	2,289,340	5,553
2	Auto Trader Group plc	1,203,759	5,515
	Polypipe Group plc	1,744,012	5,377
	Consort Medical plc	382,925	5,354
	Hays plc	3,072,148	5,131
	Inchcape plc	600,000	4,770
	Volution Group plc	2,317,253	4,739
	Genus plc	205,292	4,715
	Berendsen plc	365,000	4,307
	JRP Group plc	2,909,347	4,303
	James Fisher & Sons plc	202,693	4,011
	Soco International plc	2,311,526	3,901

18

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Ultra Electronics Holdings
	plc	168,554	3,830
	LondonMetric Property
	plc	2,000,000	3,649
	Electra Private Equity plc	67,300	3,545
	Cranswick plc	134,329	3,482
	UNITE Group plc	513,676	3,480
	Cineworld Group plc	524,152	3,461
	Brewin Dolphin Holdings
	plc	984,495	3,132
*	Findel plc	1,104,252	2,863
	A.G. Barr plc	496,000	2,859
	QinetiQ Group plc	1,000,000	2,816
	Senior plc	1,263,500	2,693
	SIG plc	1,975,000	2,672
	Hill & Smith Holdings plc	215,326	2,649
*,2	ConvaTec Group plc	824,284	2,522
^,*	LMS Capital plc	1,906,855	1,314
*	Ophir Energy plc	1,408,565	1,189
	Laird plc	588,080	1,042
			400,257
United States (0.2%)
	Samsonite International
	SA	1,969,500	6,192
Total Common Stocks
(Cost $2,451,654)			2,716,193
Temporary Cash Investments (5.7%)[1]
Money Market Fund (5.1%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.718%	1,447,562	144,771

		Face
		Amount
		($000)
Repurchase Agreement (0.3%)
	Goldman Sachs & Co.
	0.320%, 11/1/16
	(Dated 10/31/16,
	Repurchase Value
	$8,900,000 collateralized
	by Federal National
	Mortgage Assn.
	3.500%, 8/1/46, with
	a value of $9,078,000)	8,900	8,900

U.S. Government and Agency Obligations (0.3%)
6 United States Treasury
Bill, 0.327%, 1/19/17	3,000	2,998
7 United States Treasury
Bill, 0.320%, 1/26/17	3,000	2,998
7 United States Treasury
Bill, 0.381%, 3/9/17	1,000	998
		6,994
Total Temporary Cash Investments
(Cost $160,658)		160,665
Total Investments (101.7%)
(Cost $2,612,312)		2,876,858
Other Assets and Liabilities (-1.7%)
Other Assets [6]		16,560
Liabilities [4]		(64,715)
		(48,155)
Net Assets (100%)
Applicable to 168,160,576 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,828,703
Net Asset Value Per Share		$16.82

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		2,708,035
Affiliated Vanguard Funds		168,823
Total Investments in Securities		2,876,858
Investment in Vanguard		224
Receivables for Investment Securities
Sold		4,551
Receivables for Accrued Income		7,916
Receivables for Capital Shares Issued		703
Other Assets [6]		3,166
Total Assets		2,893,418
Liabilities
Payables for Investment Securities
Purchased		2,498
Collateral for Securities on Loan		49,669
Payables to Investment Advisor		1,462
Payables for Capital Shares Redeemed		2,638
Payables to Vanguard		4,482
Other Liabilities		3,966
Total Liabilities		64,715
Net Assets		2,828,703

19

International Explorer Fund

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,570,759
Undistributed Net Investment Income	16,139
Accumulated Net Realized Losses	(22,767)
Unrealized Appreciation (Depreciation)
Investment Securities	264,546
Futures Contracts	1,174
Forward Currency Contracts	(716)
Foreign Currencies	(432)
Net Assets	2,828,703

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $47,125,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 4.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was $158,619,000, representing 5.6% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Includes $49,669,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Securities with a value of $1,098,000 and cash of $525,000 have been segregated as collateral for open forward currency contracts.
7 Securities with a value of $3,097,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

20

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1]	62,096
Interest	571
Securities Lending—Net	2,123
Total Income	64,790
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,288
Performance Adjustment	(23)
The Vanguard Group—Note C
Management and Administrative	4,387
Marketing and Distribution	529
Custodian Fees	481
Auditing Fees	40
Shareholders’ Reports	45
Trustees’ Fees and Expenses	4
Total Expenses	11,751
Net Investment Income	53,039
Realized Net Gain (Loss)
Investment Securities Sold	(17,731)
Futures Contracts	(2,056)
Foreign Currencies and Forward Currency Contracts	1,507
Realized Net Gain (Loss)	(18,280)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(31,650)
Futures Contracts	(1,998)
Foreign Currencies and Forward Currency Contracts	(433)
Change in Unrealized Appreciation (Depreciation)	(34,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	678
1 Dividends are net of foreign withholding taxes of $4,692,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,039	41,153
Realized Net Gain (Loss)	(18,280)	121,585
Change in Unrealized Appreciation (Depreciation)	(34,081)	(29,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	678	133,663
Distributions
Net Investment Income	(43,678)	(45,599)
Realized Capital Gain[1]	(109,775)	(153,304)
Total Distributions	(153,453)	(198,903)
Capital Share Transactions
Issued	533,743	712,308
Issued in Lieu of Cash Distributions	139,822	183,328
Redeemed	(578,815)	(541,440)
Net Increase (Decrease) from Capital Share Transactions	94,750	354,196
Total Increase (Decrease)	(58,025)	288,956
Net Assets
Beginning of Period	2,886,728	2,597,772
End of Period[2]	2,828,703	2,886,728

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $26,297,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $16,139,000 and $4,878,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.76	$18.26	$18.50	$14.50	$14.41
Investment Operations
Net Investment Income	.318	.287	.335	.327	.362
Net Realized and Unrealized Gain (Loss)
on Investments	(.334)	.635	.133	4.078	.287
Total from Investment Operations	(.016)	.922	.468	4.405	.649
Distributions
Dividends from Net Investment Income	(. 263)	(. 326)	(. 420)	(. 405)	(. 346)
Distributions from Realized Capital Gains	(.661)	(1.096)	(.288)	—	(.213)
Total Distributions	(. 924)	(1.422)	(.708)	(. 405)	(. 559)
Net Asset Value, End of Period	$16.82	$17.76	$18.26	$18.50	$14.50

Total Return[1]	-0.06%	5.65%	2.66%	31.13%	5.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,829	$2,887	$2,598	$2,281	$1,819
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.42%	0.40%	0.36%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.53%	1.69%	2.03%	2.35%
Portfolio Turnover Rate	37%	42%	39%	36%	28%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.05%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counter-party risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

25

International Explorer Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

26

International Explorer Fund

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Schroder Investment Management North America Inc. and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $23,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $224,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

27

International Explorer Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	53,354	2,662,839	—
Temporary Cash Investments	144,771	15,894	—
Futures Contracts—Assets[1]	58	—	—
Futures Contracts—Liabilities[1]	(154)	—	—
Forward Currency Contracts—Assets	—	923	—
Forward Currency Contracts—Liabilities	—	(1,639)	—
Total	198,029	2,678,017	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	58	923	981
Other Liabilities	(154)	(1,639)	(1,793)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,056)	—	(2,056)
Forward Currency Contracts	—	861	861
Realized Net Gain (Loss) on Derivatives	(2,056)	861	(1,195)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,998)	—	(1,998)
Forward Currency Contracts	—	(288)	(288)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,998)	(288)	(2,286)

28

International Explorer Fund

At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2016	628	21,017	306
Topix Index	December 2016	100	13,275	775
S&P ASX 200 Index	December 2016	56	5,635	(50)
FTSE 100 Index	December 2016	63	5,330	143
				1,174

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Securities	12/21/16	EUR	19,023	USD	21,470	(537)
BNP Paribas	12/13/16	JPY	1,551,213	USD	15,214	(396)
Citibank, N.A.	12/21/16	EUR	13,628	USD	14,996	—
Citibank, N.A.	12/13/16	JPY	1,001,960	USD	9,668	(97)
Bank of America N.A.	12/21/16	GBP	4,149	USD	5,552	(468)
Goldman Sachs International	12/20/16	AUD	6,481	USD	4,819	105
JPMorgan Chase Bank N.A.	12/20/16	AUD	5,121	USD	3,923	(32)
Citibank, N.A.	12/21/16	GBP	3,139	USD	3,865	(18)
BNP Paribas	12/21/16	EUR	616	USD	695	(17)
JPMorgan Chase Bank N.A	12/21/16	GBP	366	USD	489	(40)
Barclays Bank plc	12/21/16	USD	6,905	EUR	6,153	136
Citibank, N.A.	12/13/16	USD	5,781	JPY	587,565	169
JPMorgan Chase Bank N.A	12/21/16	USD	5,337	EUR	4,758	102
Goldman Sachs International	12/21/16	USD	2,189	GBP	1,680	131
BNP Paribas	12/13/16	USD	1,865	JPY	186,830	80
BNP Paribas	12/21/16	USD	1,483	EUR	1,352	(5)
JPMorgan Chase Bank N.A	12/21/16	USD	1,416	GBP	1,084	88
BNP Paribas	12/21/16	USD	1,279	EUR	1,138	27
Bank of America N.A.	12/13/16	USD	1,194	JPY	125,325	(3)
Barclays Bank plc	12/13/16	USD	1,192	JPY	119,205	53

29

International Explorer Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	12/20/16	USD	1,089	AUD	1,449	(12)
Citibank, N.A.	12/21/16	USD	1,033	EUR	932	7
JPMorgan Chase Bank N.A	12/13/16	USD	909	JPY	93,930	12
JPMorgan Chase Bank N.A	12/20/16	USD	793	AUD	1,058	(11)
Bank of America N.A.	12/13/16	USD	786	JPY	81,210	10
JPMorgan Chase Bank N.A.	12/20/16	USD	623	AUD	819	—
Citibank, N.A.	12/20/16	USD	414	AUD	541	3
JPMorgan Chase Bank N.A.	12/21/16	USD	344	GBP	281	—
Bank of America N.A.	12/20/16	USD	253	GBP	208	(2)
UBS AG	12/21/16	USD	206	AUD	273	(1)
Barclays Bank plc	12/21/16	USD	172	GBP	140	—
Bank of America N.A	12/20/16	USD	100	AUD	131	—
						(716)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized net foreign currency gains of $647,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2016, the fund realized gains on the sale of passive foreign investment companies of $1,287,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2016, had unrealized appreciation of $28,891,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $34,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

30

International Explorer Fund

For tax purposes, at October 31, 2016, the fund had $49,262,000 of ordinary income available for distribution. The fund had available capital losses totaling $21,093,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2016, the cost of investment securities for tax purposes was $2,643,118,000. Net unrealized appreciation of investment securities for tax purposes was $233,740,000, consisting of unrealized gains of $479,023,000 on securities that had risen in value since their purchase and $245,283,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2016, the fund purchased $1,056,398,000 of investment securities and sold $1,040,777,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	32,185	39,930
Issued in Lieu of Cash Distributions	8,363	11,118
Redeemed	(34,938)	(30,786)
Net Increase (Decrease) in Shares Outstanding	5,610	20,262

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)[1]	($000)	($000)	($000)
Bufab AB	12,344	469	5,448	412	—	NA2
Vanguard FTSE All World ex-US
Small-Cap ETF	23,646	—	—	632	—	24,052
Vanguard Market Liquidity Fund	208,878	NA3	NA [3]	477	—	144,771
Total	244,868			1,521	—	168,823
1 Includes net realized gain (loss) on affiliated investment securities sold of $298,000.
2 Not applicable—at October 31, 2016, the security was still held, but the issuer was no longer an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $109,775,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $37,392,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $62,810,000 and foreign taxes paid of $4,609,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.06%	8.34%	3.56%
Returns After Taxes on Distributions	-1.28	7.14	2.45
Returns After Taxes on Distributions and Sale of Fund Shares	1.01	6.47	2.85

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,005.98	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.18	1.98

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

35

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.) and Wellington Management Company LLP (Wellington Management), as well as a sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information through the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks. Schroder’s International Small-Cap Committee is responsible for the management of its portion of the fund, and leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder focuses on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has advised a portion of the fund since 2003.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a traditional, bottom-up investment process that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. The firm has advised a portion of the fund since 2010.

36

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

37

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

38

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

39

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122016

Annual Report | October 31, 2016

Vanguard High Dividend Yield Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard High Dividend Yield Index Fund returned a bit more than 8% for the 12 months ended October 31, 2016, closely tracking its target, the FTSE High Dividend Yield Index. It outdistanced both the broad market and the average return of its peers.

• The fund’s focus on U.S. companies that are committed to paying larger-than-average dividends helped boost its results for the fiscal year.

• The fund posted gains in each of its ten market sectors. Technology (+15%) was the top contributor, followed by consumer goods (+10%), utilities (+18%), and industrials (+10%).

• Since its inception in November of 2006, the fund has produced an average annual return of almost 7%.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	8.11%
ETF Shares
Market Price	8.13
Net Asset Value	8.18
FTSE High Dividend Yield Index	8.25
Equity Income Funds Average	4.59

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through October 31, 2016
Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	6.60%
FTSE High Dividend Yield Index	6.82
Equity Income Funds Average	5.11
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.16%	0.09%	1.20%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Equity Income Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.16%	0.09%
30-Day SEC
Yield	3.17%	3.24%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	419	415	3,833
Median Market Cap	$108.2B	$108.2B	$53.5B
Price/Earnings Ratio	20.2x	20.2x	23.1x
Price/Book Ratio	2.6x	2.6x	2.7x
Return on Equity	17.4%	17.4%	16.6%
Earnings Growth
Rate	1.1%	1.1%	8.4%
Dividend Yield	3.3%	3.3%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	0.86

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	5.3%
Exxon Mobil Corp.	Integrated Oil & Gas	4.0
Johnson & Johnson	Pharmaceuticals	3.7
General Electric Co.	Diversified Industrials	3.0
JPMorgan Chase & Co.	Banks	2.9
Wells Fargo & Co.	Banks	2.7
AT&T Inc.	Fixed Line
	Telecommunications	2.6
Procter & Gamble Co.	Nondurable
	Household Products	2.6
Chevron Corp.	Integrated Oil & Gas	2.3
Verizon Communications Fixed Line
Inc.	Telecommunications	2.3
Top Ten		31.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares.

7

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Basic Materials	3.2%	3.2%	2.5%
Consumer Goods	15.2	15.2	10.2
Consumer Services	5.7	5.6	13.2
Financials	13.8	13.8	19.4
Health Care	11.0	11.0	12.6
Industrials	12.4	12.4	12.7
Oil & Gas	10.4	10.5	6.6
Technology	14.8	14.8	17.2
Telecommunications	5.2	5.2	2.3
Utilities	8.3	8.3	3.3

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/16/2006)	Investment
High Dividend Yield Index Fund
Investor Shares	8.11%	13.63%	6.60%	$18,903
FTSE High Dividend Yield Index	8.25	13.79	6.82	19,287
Equity Income Funds Average	4.59	10.40	5.11	16,432
Dow Jones U.S. Total Stock Market
Float Adjusted Index	4.21	13.29	6.69	19,062

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	8.18%	13.71%	6.80%	$19,267
FTSE High Dividend Yield Index	8.25	13.79	6.90	19,449
Dow Jones U.S. Total Stock Market Float
Adjusted Index	4.21	13.29	6.85	19,358
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/10/2006)
High Dividend Yield Index Fund ETF Shares Market
Price	8.13%	90.01%	92.68%
High Dividend Yield Index Fund ETF Shares Net
Asset Value	8.18	90.09	92.67
FTSE High Dividend Yield Index	8.25	90.79	94.49
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	18.75%	15.74%	6.81%
ETF Shares	11/10/2006
Market Price		18.79	15.82	7.00
Net Asset Value		18.79	15.84	7.00

10

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)[1]
Basic Materials (3.2%)
EI du Pont de Nemours
& Co.	2,173,172	149,492
Dow Chemical Co.	2,765,415	148,807
Air Products &
Chemicals Inc.	538,044	71,786
LyondellBasell Industries
NV Class A	869,176	69,143
International Paper Co.	1,023,383	46,083
Nucor Corp.	782,274	38,214
Mosaic Co.	873,979	20,565
RPM International Inc.	333,927	15,875
Steel Dynamics Inc.	565,803	15,537
Avery Dennison Corp.	222,243	15,510
CF Industries Holdings Inc.	562,040	13,495
Reliance Steel &
Aluminum Co.	165,192	11,362
Olin Corp.	393,994	8,640
Scotts Miracle-Gro Co.
Class A	89,723	7,904
Huntsman Corp.	406,196	6,885
Compass Minerals
International Inc.	86,367	6,205
* Versum Materials Inc.	268,981	6,106
Domtar Corp.	146,301	5,260
* Ingevity Corp.	106,012	4,389
Commercial Metals Co.	276,105	4,338
KapStone Paper and
Packaging Corp.	206,500	3,746
Innophos Holdings Inc.	54,893	2,516
A Schulman Inc.	86,695	2,492
Ferroglobe plc	165,318	1,529
Rayonier Advanced
Materials Inc.	114,338	1,478
		677,357
Consumer Goods (15.1%)
Procter & Gamble Co.	6,361,328	552,163
Coca-Cola Co.	10,251,522	434,664
PepsiCo Inc.	3,574,839	383,223

	Philip Morris
	International Inc.	3,878,328	374,026
	Altria Group Inc.	4,926,173	325,719
	Kraft Heinz Co.	1,477,234	131,400
	Reynolds American Inc.	2,066,337	113,814
	Ford Motor Co.	9,589,553	112,581
	General Motors Co.	3,561,716	112,550
	Kimberly-Clark Corp.	897,496	102,682
	General Mills Inc.	1,473,082	91,302
	Archer-Daniels-Midland
	Co.	1,452,931	63,304
	ConAgra Foods Inc.	1,078,201	51,948
	Kellogg Co.	584,623	43,923
	Stanley Black & Decker
	Inc.	368,453	41,945
	Clorox Co.	320,992	38,525
	Genuine Parts Co.	374,466	33,923
	Mattel Inc.	832,346	26,244
	Harley-Davidson Inc.	445,398	25,397
	Coach Inc.	679,581	24,390
	Hasbro Inc.	279,084	23,278
	Coca-Cola European
	Partners plc	564,965	21,717
	Bunge Ltd.	342,890	21,263
	Leggett & Platt Inc.	325,466	14,932
	Pinnacle Foods Inc.	282,196	14,510
	Nu Skin Enterprises Inc.
	Class A	118,358	7,297
	B&G Foods Inc.	165,519	7,018
^	Flowers Foods Inc.	435,293	6,756
	Tupperware Brands Corp.	110,270	6,563
	Vector Group Ltd.	232,939	4,878
	HNI Corp.	102,315	4,160
	Steelcase Inc. Class A	236,376	3,156
	Universal Corp.	55,795	3,024
	Schweitzer-Mauduit
	International Inc.	71,956	2,656
	MDC Holdings Inc.	108,807	2,580
^	Cal-Maine Foods Inc.	65,606	2,536
	Knoll Inc.	105,141	2,275

11

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Cosan Ltd.	251,354	2,237
	Briggs & Stratton Corp.	95,647	1,781
	National Presto Industries
	Inc.	15,145	1,321
	Superior Industries
	International Inc.	53,376	1,308
			3,238,969
Consumer Services (5.6%)
	Wal-Mart Stores Inc.	3,878,435	271,568
	McDonald’s Corp.	2,123,966	239,095
	Target Corp.	1,423,591	97,843
	Sysco Corp.	1,284,200	61,796
	Las Vegas Sands Corp.	994,162	57,542
	Carnival Corp.	953,661	46,825
	Omnicom Group Inc.	585,581	46,741
	L Brands Inc.	533,089	38,484
	Viacom Inc. Class B	855,499	32,133
	Macy’s Inc.	764,430	27,894
	Best Buy Co. Inc.	642,342	24,993
	Darden Restaurants Inc.	313,880	20,336
	Wynn Resorts Ltd.	202,982	19,192
	Kohl’s Corp.	426,575	18,663
^	Nordstrom Inc.	348,560	18,125
	Gap Inc.	561,160	15,482
	KAR Auction Services Inc.	333,257	14,190
	Six Flags Entertainment
	Corp.	230,192	12,810
	H&R Block Inc.	556,706	12,788
	Staples Inc.	1,610,841	11,920
	TEGNA Inc.	544,727	10,688
	Cinemark Holdings Inc.	262,289	10,439
^	Cracker Barrel Old
	Country Store Inc.	53,772	7,420
	American Eagle Outfitters
	Inc.	425,696	7,254
	International Game
	Technology plc	249,884	7,177
	GameStop Corp. Class A	260,745	6,271
	John Wiley & Sons Inc.
	Class A	103,387	5,335
	Hillenbrand Inc.	150,118	4,556
^	Regal Entertainment
	Group Class A	203,319	4,373
	ILG Inc.	258,177	4,229
	Meredith Corp.	92,988	4,217
	DineEquity Inc.	44,398	3,512
	Time Inc.	255,897	3,327
	Extended Stay America Inc.	215,764	3,085
	Abercrombie & Fitch Co.	174,422	2,548
	SeaWorld Entertainment
	Inc.	175,035	2,452
	Bob Evans Farms Inc.	56,260	2,319
	Guess? Inc.	170,709	2,305
	Gannett Co. Inc.	287,381	2,233
	National CineMedia Inc.	148,555	2,060

	ClubCorp Holdings Inc.	170,361	1,968
	Tailored Brands Inc.	119,497	1,888
^	Copa Holdings SA Class A	19,407	1,790
	Weis Markets Inc.	31,174	1,734
	New Media Investment
	Group Inc.	109,542	1,577
	Cato Corp. Class A	48,589	1,442
^	Buckle Inc.	65,168	1,359
	Rent-A-Center Inc.	130,755	1,319
	Pier 1 Imports Inc.	220,797	952
	Speedway Motorsports Inc.	37,581	707
			1,198,956
Financials (13.7%)
	JPMorgan Chase & Co.	8,991,456	622,748
	Wells Fargo & Co.	12,570,101	578,350
	Chubb Ltd.	1,155,177	146,707
	PNC Financial Services
	Group Inc.	1,222,092	116,832
	BlackRock Inc.	306,297	104,521
	MetLife Inc.	2,198,138	103,225
	Prudential Financial Inc.	1,087,833	92,237
	CME Group Inc.	796,849	79,765
	BB&T Corp.	2,009,255	78,763
	Travelers Cos. Inc.	716,280	77,487
	Aflac Inc.	985,821	67,893
	SunTrust Banks Inc.	1,227,242	55,508
	M&T Bank Corp.	367,411	45,092
	Fifth Third Bancorp	1,908,891	41,537
	Principal Financial Group
	Inc.	713,128	38,937
	KeyCorp	2,701,876	38,150
	T. Rowe Price Group Inc.	586,766	37,559
	Ameriprise Financial Inc.	403,956	35,706
	Regions Financial Corp.	3,147,877	33,714
	Huntington Bancshares
	Inc.	2,713,418	28,762
	Invesco Ltd.	1,022,187	28,713
	Cincinnati Financial Corp.	364,763	25,818
	FNF Group	676,620	24,297
	Western Union Co.	1,200,867	24,101
	Arthur J Gallagher & Co.	430,902	20,782
	New York Community
	Bancorp Inc.	1,168,558	16,780
	People’s United Financial
	Inc.	792,489	12,870
	PacWest Bancorp	287,475	12,474
	Axis Capital Holdings Ltd.	208,657	11,887
	First American Financial
	Corp.	268,635	10,493
	Navient Corp.	802,237	10,253
	Cullen/Frost Bankers Inc.	132,035	10,033
	Eaton Vance Corp.	276,947	9,710
	Lazard Ltd. Class A	265,963	9,697
	Old Republic International
	Corp.	573,323	9,666

12

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Allied World Assurance Co.
	Holdings AG	222,510	9,563
	Umpqua Holdings Corp.	544,485	8,320
	Validus Holdings Ltd.	160,212	8,187
	Bank of Hawaii Corp.	98,753	7,421
	Chemical Financial Corp.	169,871	7,296
	BankUnited Inc.	242,102	7,055
	ProAssurance Corp.	129,752	6,916
	United Bankshares Inc.	181,104	6,828
	Hancock Holding Co.	199,473	6,692
	FNB Corp.	511,679	6,688
	IBERIABANK Corp.	101,202	6,644
	Fulton Financial Corp.	444,809	6,628
	NorthStar Asset
	Management Group Inc.	482,226	6,607
	Valley National Bancorp	663,719	6,544
	Janus Capital Group Inc.	471,963	6,051
	Federated Investors Inc.
	Class B	219,367	5,923
^	LPL Financial Holdings Inc.	190,884	5,910
	Washington Federal Inc.	216,635	5,903
	RLI Corp.	90,828	5,063
	Old National Bancorp	342,443	5,034
	Glacier Bancorp Inc.	177,526	5,017
	Capitol Federal Financial
	Inc.	340,220	4,991
	Hope Bancorp Inc.	307,206	4,958
	Columbia Banking System
	Inc.	140,581	4,642
	Community Bank System
	Inc.	96,063	4,526
	BGC Partners Inc. Class A	487,412	4,187
	Trustmark Corp.	144,817	4,009
	TFS Financial Corp.	222,764	3,970
	LegacyTexas Financial
	Group Inc.	114,689	3,924
	Northwest Bancshares Inc.	246,102	3,874
	Mercury General Corp.	70,750	3,854
	CVB Financial Corp.	221,691	3,720
	Horace Mann Educators
	Corp.	99,140	3,564
	Provident Financial
	Services Inc.	155,528	3,529
^	BOK Financial Corp.	49,330	3,503
	NBT Bancorp Inc.	101,735	3,429
	Waddell & Reed Financial
	Inc. Class A	211,265	3,321
	Kemper Corp.	86,212	3,237
	WesBanco Inc.	97,839	3,220
	Independent Bank Corp.	55,880	3,082
	First Financial Bancorp	141,879	3,050
	Artisan Partners Asset
	Management Inc. Class A	111,401	2,896
	Simmons First National
	Corp. Class A	57,901	2,857
	NRG Yield Inc. Class A	193,468	2,850

Park National Corp.	29,100	2,821
Westamerica
Bancorporation	55,960	2,773
CNA Financial Corp.	72,248	2,642
Boston Private Financial
Holdings Inc.	199,406	2,622
HFF Inc. Class A	98,058	2,611
Tompkins Financial Corp.	31,963	2,534
Safety Insurance Group Inc. 37,099		2,512
American National
Insurance Co.	20,356	2,385
S&T Bancorp Inc.	75,879	2,382
Brookline Bancorp Inc.	163,424	2,092
First Commonwealth
Financial Corp.	185,243	1,882
City Holding Co.	35,821	1,872
Oritani Financial Corp.	117,384	1,837
Maiden Holdings Ltd.	133,081	1,817
Cohen & Steers Inc.	47,293	1,758
FBL Financial Group Inc.
Class A	27,315	1,729
Washington Trust Bancorp
Inc.	36,048	1,655
Stock Yards Bancorp Inc.	46,333	1,580
TrustCo Bank Corp. NY	207,081	1,450
Flushing Financial Corp.	67,578	1,448
BancFirst Corp.	19,900	1,427
Sandy Spring Bancorp Inc.	43,261	1,371
Community Trust Bancorp
Inc.	37,223	1,361
1st Source Corp.	35,861	1,239
Greenhill & Co. Inc.	50,681	1,188
Dime Community
Bancshares Inc.	71,018	1,150
NRG Yield Inc.	68,351	1,053
First Financial Corp.	24,254	973
Republic Bancorp Inc.
Class A	18,762	594
Willis Towers Watson plc	8	1
		2,939,309
Health Care (10.9%)
Johnson & Johnson	6,831,686	792,407
Pfizer Inc.	15,076,778	478,085
Merck & Co. Inc.	6,898,512	405,081
AbbVie Inc.	4,022,673	224,385
Bristol-Myers Squibb Co.	4,136,700	210,599
Eli Lilly & Co.	2,445,586	180,582
Quest Diagnostics Inc.	343,916	28,009
Owens & Minor Inc.	149,356	4,847
Abaxis Inc.	58,721	2,803
* Innoviva Inc.	233,860	2,409
Kindred Healthcare Inc.	218,212	2,149
Meridian Bioscience Inc.	109,059	1,794
PDL BioPharma Inc.	397,897	1,281
		2,334,431

13

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Industrials (12.4%)
General Electric Co.	22,252,630	647,551
3M Co.	1,503,713	248,564
Boeing Co.	1,407,385	200,454
United Parcel Service Inc.
Class B	1,725,859	185,979
Lockheed Martin Corp.	742,718	182,991
Caterpillar Inc.	1,436,924	119,926
Raytheon Co.	735,605	100,491
Automatic Data
Processing Inc.	1,135,339	98,843
Emerson Electric Co.	1,585,268	80,341
Waste Management Inc.	1,112,462	73,044
Eaton Corp. plc	1,126,774	71,854
CSX Corp.	2,339,449	71,377
Norfolk Southern Corp.	727,436	67,651
Deere & Co.	735,799	64,971
Cummins Inc.	415,911	53,162
PACCAR Inc.	875,605	48,088
Paychex Inc.	817,704	45,137
Republic Services Inc.
Class A	695,882	36,624
WestRock Co.	627,392	28,979
Fastenal Co.	654,487	25,512
Xerox Corp.	2,505,845	24,482
CH Robinson Worldwide
Inc.	354,994	24,182
Packaging Corp. of
America	233,690	19,279
MDU Resources Group
Inc.	469,588	12,308
Sonoco Products Co.	234,636	11,800
Ryder System Inc.	135,494	9,402
MSC Industrial Direct Co.
Inc. Class A	118,404	8,620
National Instruments Corp.	248,624	6,984
Kennametal Inc.	199,752	5,655
Timken Co.	166,396	5,499
MSA Safety Inc.	81,118	4,729
Covanta Holding Corp.	276,852	4,153
CEB Inc.	79,709	3,878
Applied Industrial
Technologies Inc.	75,114	3,816
GATX Corp.	86,723	3,796
Aircastle Ltd.	169,245	3,478
Brady Corp. Class A	100,885	3,339
RR Donnelley & Sons Co.	170,746	3,031
Otter Tail Corp.	83,171	2,990
Greif Inc. Class A	63,223	2,963
^ Ship Finance International
Ltd.	192,688	2,437
ManTech International
Corp. Class A	59,834	2,323
Greenbrier Cos. Inc.	70,298	2,214

^	Nordic American Tankers
	Ltd.	268,921	2,197
^	GasLog Ltd.	133,590	2,051
	Raven Industries Inc.	94,239	2,021
	General Cable Corp.	139,299	1,950
^	Seaspan Corp. Class A	157,065	1,943
	AVX Corp.	121,511	1,704
*	LSC Communications Inc.	63,830	1,547
	McGrath RentCorp	49,971	1,504
	Schnitzer Steel Industries
	Inc.	58,208	1,406
*	Donnelley Financial
	Solutions Inc.	63,830	1,369
	Triton International
	Ltd./Bermuda	112,833	1,362
	Scorpio Tankers Inc.	295,523	1,132
	H&E Equipment Services
	Inc.	79,262	1,106
	American Railcar Industries
	Inc.	27,295	1,004
^	Teekay Corp.	145,350	949
	Myers Industries Inc.	54,838	661
	Textainer Group Holdings
	Ltd.	50,219	382
	Daktronics Inc.	1,161	10
			2,647,195
Oil & Gas (10.4%)
	Exxon Mobil Corp.	10,360,211	863,213
	Chevron Corp.	4,678,093	490,030
	Occidental Petroleum
	Corp.	1,919,538	139,954
	ConocoPhillips	3,066,582	133,243
	Phillips 66	1,317,627	106,925
	Kinder Morgan Inc.	4,663,030	95,266
	Spectra Energy Corp.	1,732,123	72,420
	Valero Energy Corp.	1,154,729	68,406
	Marathon Petroleum
	Corp.	1,316,985	57,407
	Williams Cos. Inc.	1,845,440	53,887
	National Oilwell Varco Inc.	942,682	30,260
^	Helmerich & Payne Inc.	261,870	16,527
	Targa Resources Corp.	370,652	16,272
	OGE Energy Corp.	492,324	15,282
	Murphy Oil Corp.	424,138	10,972
	HollyFrontier Corp.	403,775	10,074
	Patterson-UTI Energy Inc.	369,037	8,296
	Western Refining Inc.	219,245	6,325
	Oceaneering International
	Inc.	249,835	5,946
	PBF Energy Inc. Class A	265,515	5,788
	SemGroup Corp. Class A	164,006	5,289
	Pattern Energy Group Inc.
	Class A	183,751	4,107
	Noble Corp. plc	624,509	3,085
	Delek US Holdings Inc.	167,362	2,828

14

High Dividend Yield Index Fund

	Archrock Inc.	161,631	1,875
^	Frank’s International NV	117,847	1,326
	CVR Energy Inc.	84,952	1,127
			2,226,130
Other (0.0%)[2]
*	Safeway Inc CVR
	(Casa Ley)
	Expire 1/30/2018	364	—
*	Safeway Inc CVR (PDC)
	Expire 1/30/2017	364	—

Technology (14.8%)
	Microsoft Corp.	18,793,880	1,126,129
	Intel Corp.	11,776,788	410,657
	Cisco Systems Inc.	12,522,705	384,197
	International Business
	Machines Corp.	2,387,024	366,862
	QUALCOMM Inc.	3,650,583	250,868
	Texas Instruments Inc.	2,504,350	177,433
	HP Inc.	4,265,355	61,805
	Analog Devices Inc.	763,566	48,944
	Western Digital Corp.	656,806	38,384
	Linear Technology Corp.	598,383	35,939
	Microchip Technology Inc. 534,217		32,347
	Xilinx Inc.	632,227	32,161
	KLA-Tencor Corp.	386,823	29,054
	Maxim Integrated
	Products Inc.	709,640	28,123
	Harris Corp.	308,233	27,497
	Seagate Technology plc	701,010	24,052
	CA Inc.	774,634	23,812
	Garmin Ltd.	263,236	12,730
	Pitney Bowes Inc.	465,983	8,313
	Cypress Semiconductor
	Corp.	798,914	7,965
	Science Applications
	International Corp.	91,494	6,305
	Lexmark International Inc.
	Class A	156,890	6,227
	Intersil Corp. Class A	277,999	6,138
	Diebold Inc.	187,608	4,090
	Cogent Communications
	Holdings Inc.	103,875	3,833
	West Corp.	161,906	3,193
	Brooks Automation Inc.	167,756	2,186
	Computer Programs &
	Systems Inc.	12,023	314
			3,159,558
Telecommunications (5.2%)
	AT&T Inc.	15,355,165	564,916
	Verizon Communications
	Inc.	10,138,588	487,666
	CenturyLink Inc.	1,368,364	36,371
	Frontier Communications
	Corp.	2,968,957	11,935

Consolidated
Communications
Holdings Inc.	124,516	2,980
^ Windstream Holdings Inc.	244,196	1,917
EarthLink Holdings Corp.	243,821	1,395
		1,107,180
Utilities (8.3%)
NextEra Energy Inc.	1,153,179	147,607
Duke Energy Corp.	1,722,568	137,840
Southern Co.	2,436,925	125,672
Dominion Resources Inc.	1,563,311	117,561
American Electric Power
Co. Inc.	1,223,158	79,310
PG&E Corp.	1,253,886	77,891
Exelon Corp.	2,197,210	74,859
Sempra Energy	616,040	65,978
Edison International	812,893	59,731
Consolidated Edison Inc.	762,539	57,610
PPL Corp.	1,668,563	57,298
Public Service Enterprise
Group Inc.	1,264,433	53,207
Xcel Energy Inc.	1,236,086	51,359
WEC Energy Group Inc.	788,760	47,105
Eversource Energy	776,646	42,762
DTE Energy Co.	444,228	42,650
FirstEnergy Corp.	1,047,162	35,907
Entergy Corp.	438,706	32,324
Ameren Corp.	595,738	29,757
CMS Energy Corp.	691,079	29,129
ONEOK Inc.	527,086	25,527
CenterPoint Energy Inc.	1,058,219	24,127
SCANA Corp.	318,855	23,391
Alliant Energy Corp.	555,098	21,121
Westar Energy Inc.
Class A	362,437	20,775
Pinnacle West Capital
Corp.	270,732	20,611
UGI Corp.	429,689	19,890
AES Corp.	1,687,705	19,864
Atmos Energy Corp.	257,516	19,157
NiSource Inc.	791,877	18,419
Great Plains Energy Inc.	488,134	13,883
Aqua America Inc.	374,046	11,483
National Fuel Gas Co.	194,231	10,174
Vectren Corp.	199,051	10,014
Portland General Electric
Co.	215,488	9,404
IDACORP Inc.	118,539	9,292
Southwest Gas Corp.	120,962	8,765
NRG Energy Inc.	791,987	8,419
WGL Holdings Inc.	130,752	8,247
Black Hills Corp.	129,515	8,010
Hawaiian Electric
Industries Inc.	264,426	7,801
ONE Gas Inc.	125,628	7,698

15

High Dividend Yield Index Fund

	New Jersey Resources
	Corp.	220,205	7,476
	ALLETE Inc.	115,574	7,084
	Spire Inc.	110,424	6,935
	NorthWestern Corp.	117,496	6,762
	PNM Resources Inc.	203,431	6,683
	Avista Corp.	148,325	6,141
	Avangrid Inc.	155,618	6,133
	South Jersey Industries Inc.	193,803	5,746
	MGE Energy Inc.	86,277	5,043
	Empire District Electric Co.	140,303	4,803
	El Paso Electric Co.	94,819	4,381
	Northwest Natural Gas Co.	66,232	3,894
	California Water Service
	Group	119,053	3,691
	Atlantica Yield plc	89,574	1,611
			1,768,012
Total Common Stocks
(Cost $18,713,225)			21,297,097
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[3,4]	Vanguard Market
	Liquidity Fund, 0.718%	704,088	70,416

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill,
	0.275–0.312%, 12/8/16	2,500	2,499
5	United States Treasury Bill,
	0.281%, 12/15/16	300	300
5	United States Treasury Bill,
	0.300%, 12/22/16	200	200
5	United States Treasury Bill,
	0.360%, 1/12/17	500	500
			3,499
Total Temporary Cash Investments
(Cost $73,912)			73,915
Total Investments (100.0%)
(Cost $18,787,137)			21,371,012

Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	1,630
Receivables for Accrued Income	31,814
Receivables for Capital Shares Issued	9,960
Other Assets	16
Total Other Assets	43,420
Liabilities
Payables for Investment Securities
Purchased	(268)
Collateral for Securities on Loan	(23,840)
Payables for Capital Shares Redeemed	(7,637)
Payables to Vanguard	(6,431)
Other Liabilities	(136)
Total Liabilities	(38,312)
Net Assets (100%)	21,376,120

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	18,939,601
Undistributed Net Investment Income	63,970
Accumulated Net Realized Losses	(210,773)
Unrealized Appreciation (Depreciation)
Investment Securities	2,583,875
Futures Contracts	(553)
Net Assets	21,376,120

16

High Dividend Yield Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 208,506,549 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,878,923
Net Asset Value Per Share—
Investor Shares	$28.20

ETF Shares—Net Assets
Applicable to 217,684,796 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,497,197
Net Asset Value Per Share—
ETF Shares	$71.19

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,757,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $23,840,000 of collateral received for securities on loan.
5 Securities with a value of $3,349,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends	611,556
Interest[1]	185
Securities Lending—Net	2,059
Total Income	613,800
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,202
Management and Administrative—Investor Shares	5,586
Management and Administrative—ETF Shares	7,368
Marketing and Distribution—Investor Shares	1,068
Marketing and Distribution—ETF Shares	868
Custodian Fees	603
Auditing Fees	35
Shareholders’ Reports—Investor Shares	49
Shareholders’ Reports—ETF Shares	349
Trustees’ Fees and Expenses	10
Total Expenses	18,138
Net Investment Income	595,662
Realized Net Gain (Loss)
Investment Securities Sold[1]	345,824
Futures Contracts	4,312
Realized Net Gain (Loss)	350,136
Change in Unrealized Appreciation (Depreciation)
Investment Securities	538,186
Futures Contracts	(5,027)
Change in Unrealized Appreciation (Depreciation)	533,159
Net Increase (Decrease) in Net Assets Resulting from Operations	1,478,957
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $166,000 and $7,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	595,662	471,533
Realized Net Gain (Loss)	350,136	709,023
Change in Unrealized Appreciation (Depreciation)	533,159	(758,580)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,478,957	421,976
Distributions
Net Investment Income
Investor Shares	(149,810)	(131,007)
ETF Shares	(416,117)	(338,220)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(565,927)	(469,227)
Capital Share Transactions
Investor Shares	1,276,227	316,638
ETF Shares	3,605,173	1,464,202
Net Increase (Decrease) from Capital Share Transactions	4,881,400	1,780,840
Total Increase (Decrease)	5,794,430	1,733,589
Net Assets
Beginning of Period	15,581,690	13,848,101
End of Period[1]	21,376,120	15,581,690
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $63,970,000 and $34,148,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.89	$26.98	$23.83	$19.76	$17.30
Investment Operations
Net Investment Income	. 854	. 815.727		. 667	. 579
Net Realized and Unrealized Gain (Loss)
on Investments	1.286	(.088)	3.147	4.063	2.446
Total from Investment Operations	2.140	.727	3.874	4.730	3.025
Distributions
Dividends from Net Investment Income	(. 830)	(. 817)	(.724)	(. 660)	(. 565)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 830)	(. 817)	(.724)	(. 660)	(. 565)
Net Asset Value, End of Period	$28.20	$26.89	$26.98	$23.83	$19.76

Total Return[1]	8.11%	2.78%	16.48%	24.35%	17.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,879	$4,368	$4,066	$3,019	$1,596
Ratio of Total Expenses to Average Net Assets	0.15%	0.16%	0.18%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.19%	3.06%	2.92%	3.10%	3.22%
Portfolio Turnover Rate[2]	7%	11%	12%	13%	11%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$67.88	$68.11	$60.16	$49.89	$43.68
Investment Operations
Net Investment Income	2.203	2.104	1.885	1.732	1.506
Net Realized and Unrealized Gain (Loss)
on Investments	3.245	(.222)	7.943	10.247	6.180
Total from Investment Operations	5.448	1.882	9.828	11.979	7.686
Distributions
Dividends from Net Investment Income	(2.138)	(2.112)	(1.878)	(1.709)	(1.476)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.138)	(2.112)	(1.878)	(1.709)	(1.476)
Net Asset Value, End of Period	$71.19	$67.88	$68.11	$60.16	$49.89

Total Return	8.18%	2.84%	16.56%	24.43%	17.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,497	$11,214	$9,782	$6,918	$4,203
Ratio of Total Expenses to Average Net Assets	0.08%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.26%	3.13%	3.00%	3.19%	3.32%
Portfolio Turnover Rate[1]	7%	11%	12%	13%	11%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

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High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

23

High Dividend Yield Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,630,000, representing 0.01% of the fund’s net assets and 0.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	21,297,097	—	—
Temporary Cash Investments	70,416	3,499	—
Futures Contracts—Liabilities[1]	(132)	—	—
Total	21,367,381	3,499	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	713	75,582	(553)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

24

High Dividend Yield Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2016, the fund realized gains on the sale of passive foreign investment companies of $87,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2016, had unrealized appreciation of $652,000.

During the year ended October 31, 2016, the fund realized $472,041,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $70,013,000 of ordinary income available for distribution. At October 31, 2016, the fund had available capital losses totaling $211,326,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $193,011,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2016, the cost of investment securities for tax purposes was $18,787,789,000. Net unrealized appreciation of investment securities for tax purposes was $2,583,223,000, consisting of unrealized gains of $2,980,769,000 on securities that had risen in value since their purchase and $397,546,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2016, the fund purchased $7,672,681,000 of investment securities and sold $2,765,795,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,544,933,000 and $1,418,566,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2016, such purchases and sales were $285,964,000 and $395,673,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

25

High Dividend Yield Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,061,346	74,813	1,160,012	43,020
Issued in Lieu of Cash Distributions	124,953	4,577	106,677	4,039
Redeemed	(910,072)	(33,330)	(950,051)	(35,330)
Net Increase (Decrease)—Investor Shares	1,276,227	46,060	316,638	11,729
ETF Shares
Issued	5,032,957	73,213	3,664,582	53,660
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,427,784)	(20,725)	(2,200,380)	(32,075)
Net Increase (Decrease)—ETF Shares	3,605,173	52,488	1,464,202	21,585

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $565,927,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/16/2006)
Returns Before Taxes	8.11%	13.63%	6.60%
Returns After Taxes on Distributions	7.33	12.90	6.03
Returns After Taxes on Distributions and Sale of Fund Shares	5.18	10.89	5.27

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,039.29	$0.77
ETF Shares	1,000.00	1,039.72	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.38	$0.76
ETF Shares	1,000.00	1,024.73	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122016

Annual Report | October 31, 2016

Vanguard Emerging Markets
Government Bond Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	9
Financial Statements.	12
About Your Fund’s Expenses.	48
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Government Bond Index Fund returned 10.65% for Investor Shares for the 12 months ended October 31, 2016, tracking the performance of its benchmark and slightly outperforming the average return of its peers.

• Monetary policy among the world’s largest central banks remained supportive of global bonds. The Federal Reserve raised interest rates just once, in December. Central banks in the United Kingdom, Europe, and Japan maintained highly accommodative policies.

• Historically low yields—some even below 0%—among government bonds in developed nations spurred demand for emerging-market bonds with higher yields. As emerging-market bonds gained in price, their yields fell. The fund’s SEC yield for Investor Shares declined from 4.75% to 4.09% during the period.

• Performance was nearly uniformly positive across all nations. Of the top ten countries represented in the fund by assets, the sovereign bonds of Brazil (+23.3%), Argentina (+20.3%), and Indonesia (+14.0%) produced the fund’s strongest returns.

Total Returns: Fiscal Year Ended October 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.09%	4.97%	5.68%	10.65%
ETF Shares	4.26
Market Price				10.87
Net Asset Value				10.84
Admiral™ Shares	4.26	5.15	5.74	10.89
Institutional Shares	4.29	5.19	5.70	10.89
Bloomberg Barclays USD Emerging Markets Government
RIC Capped Index				11.05
Emerging Markets Hard Currency Debt Funds Average				10.56

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through October 31, 2016
Average
Annual Return
Emerging Markets Government Bond Index Fund Investor Shares (Returns since inception: 5/31/2013)	4.48%
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	4.72
Emerging Markets Hard Currency Debt Funds Average	2.07
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond
Index Fund	0.49%	0.34%	0.33%	0.29%	1.24%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral Shares, and 0.29% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group:  Emerging Markets Hard Currency Debt Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

3

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

4

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

5

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

6

Emerging Markets Government Bond Index Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics

	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.34%	0.33%	0.29%
30-Day SEC Yield	4.09%	4.26%	4.26%	4.29%

Financial Attributes

		Bloomberg
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	937	950
Yield to Maturity
(before expenses)	4.6%	4.6%
Average Coupon	5.5%	5.6%
Average Duration	6.5 years	6.3 years
Average Effective
Maturity	10.0 years	10.0 years
Short-Term Reserves	0.9%	—

Sector Diversification (% of portfolio)
Foreign Government	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
Barclays USD
Emerging Mkts
Government
RIC Capped Idx
R-Squared	1.00
Beta	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	15.4
3 - 5 Years	22.0
5 - 10 Years	36.9
10 - 20 Years	8.8
20 - 30 Years	14.7
Over 30 Years	1.5

Distribution by Credit Quality (% of portfolio)
Aa	6.8
A	17.3
Baa	36.2
Less Than Baa	39.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral Shares, and 0.29% for Institutional Shares.

7

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio )
Fund
Emerging Markets
China	14.4%
Mexico	8.3
Brazil	7.6
Indonesia	5.8
Russia	5.8
Turkey	5.0
United Arab Emirates	4.6
Argentina	3.8
Qatar	3.5
Colombia	2.9
Philippines	2.7
Venezuela	2.4
Saudi Arabia	2.1
India	1.9
Lebanon	1.8
Malaysia	1.8
South Africa	1.7
Chile	1.7
Hungary	1.5
Kazakhstan	1.5
Poland	1.4
Ukraine	1.4
Peru	1.2
Uruguay	1.0
Other	13.0
Subtotal	98.8%
Other
Panama	1.2%

8

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond
Index Fund Investor Shares	9.82%	4.25%	$11,529
Bloomberg Barclays USD Emerging
Markets Government RIC Capped
Index	11.05	4.72	11,709
Emerging Markets Hard Currency
Debt Funds Average	10.56	2.07	10,727
Bloomberg Barclays Global
Aggregate Index ex USD	6.47	0.36	10,124

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	10.84%	4.62%	$11,672
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	10.87	4.74	11,714
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	11.05	4.72	11,709
Bloomberg Barclays Global Aggregate Index ex USD	6.47	0.36	10,124
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

9

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2016
		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund Admiral Shares	10.06%	4.41%	$11,591
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	11.05	4.72	11,709
Bloomberg Barclays Global Aggregate Index
ex USD	6.47	0.36	10,124

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/11/2015)[1]	Investment
Emerging Markets Government Bond Index
Fund Institutional Shares	10.06%	7.46%	$5,658,329
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	11.05	8.01	5,708,092
Bloomberg Barclays Global Aggregate Index
ex USD	6.47	3.37	5,293,296

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2016
		Since
	One	Inception
	Year	(5/31/2013)
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	10.87%	17.14%
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	10.84	16.72
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	11.05	17.09

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

10

Emerging Markets Government Bond Index Fund

Fiscal-Year Total Returns (%): May 31, 2013, Through October 31, 2016
				Bloomberg
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.39%
2014	4.46	2.16	6.62	7.00
2015	4.36	-4.52	-0.16	-0.08
2016	4.97	5.68	10.65	11.05

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	15.25%	4.47%	0.45%	4.92%
Fee-Adjusted Returns		14.39			4.68
ETF Shares	5/31/2013
Market Price		15.21			5.27
Net Asset Value		15.38			5.05
Admiral Shares	5/31/2013	15.37	4.64	0.43	5.07
Fee-Adjusted Returns		14.50			4.83
Institutional Shares	2/11/2015[1]	15.41	5.16	3.84	9.00
Fee-Adjusted Returns		14.54			8.50

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

11

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Angola	9.500%	11/12/25	1,400	1,374
1	Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	750	750
Total Angola (Cost $2,140)					2,124
Argentina (3.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.7%)
	Argentine Republic	8.750%	6/2/17	1,050	1,087
	Argentine Republic	6.250%	4/22/19	3,000	3,174
	Argentine Republic	6.875%	4/22/21	3,700	3,994
2	Argentine Republic	6.875%	4/22/21	150	162
	Argentine Republic	7.500%	4/22/26	5,600	6,112
	Argentine Republic	8.280%	12/31/33	1,012	1,092
	Argentine Republic	8.280%	12/31/33	2,452	2,750
	Argentine Republic	7.125%	7/6/36	3,480	3,578
1	Argentine Republic	2.500%	12/31/38	5,994	4,088
	Argentine Republic	7.625%	4/22/46	2,350	2,560
1	City of Buenos Aires Argentina	8.950%	2/19/21	200	225
1	City of Buenos Aires Argentina	7.500%	6/1/27	250	268
[1,2]	City of Buenos Aires Argentina	7.500%	6/1/27	1,000	1,067
	Petrobras Argentina SA	7.375%	7/21/23	500	514
1	Provincia de Buenos Aires	10.875%	1/26/21	1,000	1,145
1	Provincia de Buenos Aires	9.950%	6/9/21	600	682
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	400	455
1	Provincia de Buenos Aires	9.125%	3/16/24	1,000	1,104
1	Provincia de Buenos Aires	7.875%	6/15/27	1,000	1,023
	Provincia de Cordoba	12.375%	8/17/17	149	159
1	Provincia de Mendoza Argentina	8.375%	5/19/24	400	415
1	Provincia del Chubut Argentina	7.750%	7/26/26	500	509
	YPF SA	8.875%	12/19/18	800	873
2	YPF SA	8.875%	12/19/18	50	55
	YPF SA	8.500%	3/23/21	1,000	1,097
1	YPF SA	8.750%	4/4/24	1,145	1,257
	YPF SA	8.500%	7/28/25	775	845
Total Argentina (Cost $37,485)					40,290

12

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Armenia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Republic of Armenia	6.000%	9/30/20	200	207
Republic of Armenia	6.000%	9/30/20	200	207
Republic of Armenia	7.150%	3/26/25	500	528
Total Armenia (Cost $897)				942
Azerbaijan (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
International Bank of Azerbaijan OJSC	5.625%	6/11/19	800	793
2 Republic of Azerbaijan	4.750%	3/18/24	400	413
Republic of Azerbaijan	4.750%	3/18/24	800	826
3 Southern Gas Corridor CJSC	6.875%	3/24/26	1,150	1,295
State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,700	1,693
State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	200	217
Total Azerbaijan (Cost $5,009)				5,237
Bahrain (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	243
Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	400	400
Kingdom of Bahrain	6.273%	11/22/18	550	583
2 Kingdom of Bahrain	5.500%	3/31/20	1,650	1,730
Kingdom of Bahrain	5.875%	1/26/21	200	210
2 Kingdom of Bahrain	6.125%	7/5/22	1,400	1,481
Kingdom of Bahrain	6.125%	8/1/23	425	448
2 Kingdom of Bahrain	6.125%	8/1/23	150	158
2 Kingdom of Bahrain	7.000%	1/26/26	1,000	1,064
Kingdom of Bahrain	7.000%	1/26/26	1,050	1,116
Kingdom of Bahrain	7.000%	10/12/28	1,000	1,030
2 Kingdom of Bahrain	6.000%	9/19/44	500	423
Kingdom of Bahrain	6.000%	9/19/44	400	338
Total Bahrain (Cost $9,145)				9,224
Belarus (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Belarus	8.950%	1/26/18	450	473
Total Belarus (Cost $439)				473
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	450	236
Total Belize (Cost $289)				236
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Bermuda	4.854%	2/6/24	400	437
2 Bermuda	4.854%	2/6/24	150	165
1 Bermuda	3.717%	1/25/27	850	851
Total Bermuda (Cost $1,414)				1,453

13

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bolivia (0.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.0%)
Plurinational State of Bolivia	4.875%	10/29/22	200	222
Plurinational State of Bolivia	5.950%	8/22/23	200	236
Total Bolivia (Cost $396)				458
Brazil (7.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (7.3%)
Banco do Brasil SA	6.000%	1/22/20	500	537
Banco do Brasil SA	5.375%	1/15/21	475	480
Banco do Brasil SA	5.875%	1/26/22	1,675	1,675
Banco do Brasil SA	3.875%	10/10/22	1,626	1,549
Banco do Brasil SA	5.875%	1/19/23	450	442
1 Banco do Brasil SA	8.500%	10/29/49	1,350	1,385
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	925	976
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	750	810
Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	400	419
Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	1,300	1,357
Caixa Economica Federal	2.375%	11/6/17	1,275	1,265
Caixa Economica Federal	4.500%	10/3/18	860	872
2 Caixa Economica Federal	4.500%	10/3/18	200	203
Caixa Economica Federal	4.250%	5/13/19	1,600	1,606
Caixa Economica Federal	3.500%	11/7/22	150	138
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	800	840
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,700	1,697
Federative Republic of Brazil	5.875%	1/15/19	2,220	2,403
Federative Republic of Brazil	8.875%	10/14/19	175	207
Federative Republic of Brazil	4.875%	1/22/21	3,406	3,602
Federative Republic of Brazil	2.625%	1/5/23	3,136	2,901
Federative Republic of Brazil	8.875%	4/15/24	707	904
Federative Republic of Brazil	4.250%	1/7/25	3,872	3,828
Federative Republic of Brazil	8.750%	2/4/25	350	449
Federative Republic of Brazil	6.000%	4/7/26	900	992
Federative Republic of Brazil	10.125%	5/15/27	916	1,337
Federative Republic of Brazil	8.250%	1/20/34	1,725	2,176
Federative Republic of Brazil	7.125%	1/20/37	2,240	2,559
Federative Republic of Brazil	5.625%	1/7/41	2,626	2,534
Federative Republic of Brazil	5.000%	1/27/45	4,161	3,682
Federative Republic of Brazil	5.625%	2/21/47	200	192
Petrobras Global Finance BV	3.000%	1/15/19	1,000	980
Petrobras Global Finance BV	4.875%	3/17/20	1,925	1,942
Petrobras Global Finance BV	8.375%	5/23/21	6,000	6,637
Petrobras Global Finance BV	4.375%	5/20/23	4,000	3,620
Petrobras Global Finance BV	6.250%	3/17/24	1,125	1,110
Petrobras Global Finance BV	8.750%	5/23/26	3,400	3,829
Petrobras Global Finance BV	5.625%	5/20/43	300	234
Petrobras Global Finance BV	7.250%	3/17/44	110	101
Petrobras Global Finance BV	6.850%	6/5/15	2,475	2,110
Petrobras International Finance Co. SA	7.875%	3/15/19	2,900	3,118

14

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Petrobras International Finance Co. SA	5.750%	1/20/20	4,000	4,130
Petrobras International Finance Co. SA	5.375%	1/27/21	3,755	3,703
Petrobras International Finance Co. SA	6.875%	1/20/40	2,415	2,158
Petrobras International Finance Co. SA	6.750%	1/27/41	3,127	2,763
Total Brazil (Cost $76,212)				80,452
Cameroon (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1 Republic of Cameroon	9.500%	11/19/25	500	556
Total Cameroon (Cost $492)				556
Chile (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
2 Banco del Estado de Chile	2.000%	11/9/17	385	386
2 Banco del Estado de Chile	4.125%	10/7/20	400	424
2 Banco del Estado de Chile	3.875%	2/8/22	625	666
Corp Nacional del Cobre de Chile	3.000%	7/17/22	1,150	1,135
2 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	800	895
Corp. Nacional del Cobre de Chile	3.750%	11/4/20	1,359	1,430
2 Corp. Nacional del Cobre de Chile	3.750%	11/4/20	300	316
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	800	831
Corp. Nacional del Cobre de Chile	3.875%	11/3/21	854	886
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	150	148
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	159
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	675	715
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	900	935
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	328
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	115
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	371
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	220
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	900	987
2 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	399
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	900	900
2 Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	219
2 Empresa Nacional del Petroleo	4.750%	12/6/21	536	573
Empresa Nacional del Petroleo	4.375%	10/30/24	500	530
Republic of Chile	3.875%	8/5/20	1,300	1,394
Republic of Chile	3.125%	3/27/25	450	471
Republic of Chile	3.125%	1/21/26	2,240	2,324
Republic of Chile	3.625%	10/30/42	300	307
Total Chile (Cost $17,382)				18,064
China (14.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (14.0%)
Agricultural Bank Of China	2.000%	5/21/18	1,550	1,553
Agricultural Bank Of China	2.750%	5/21/20	250	255
Agricultural Bank of China Ltd.	2.250%	12/9/17	500	502
Agricultural Bank of China Ltd.	2.875%	12/10/18	500	510
Agricultural Bank of China Ltd.	2.750%	10/20/20	200	204
Amber Circle Funding Ltd.	2.000%	12/4/17	400	402
Amber Circle Funding Ltd.	3.250%	12/4/22	1,200	1,249
Amipeace Ltd.	2.000%	12/6/16	250	250
Avi Funding Co Ltd.	3.800%	9/16/25	1,600	1,695
Avi Funding Co. Ltd.	2.850%	9/16/20	300	306
2 Avi Funding Co. Ltd.	2.850%	9/16/20	400	408

15

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of China Ltd.	2.125%	6/30/18	1,300	1,306
Bank of China Ltd.	3.125%	1/23/19	200	205
Bank of China Ltd.	2.875%	6/30/20	2,400	2,453
Bank of China Ltd.	2.375%	3/1/21	750	751
2 Bank of China Ltd.	5.000%	11/13/24	1,000	1,075
Bank of China Ltd.	5.000%	11/13/24	1,100	1,182
Bank of China Ltd.	3.875%	6/30/25	1,000	1,057
Bao-trans Enterprises Ltd.	3.750%	12/12/18	725	743
Beijing State-Owned Assets Management
Hong Kong Co. Ltd.	4.125%	5/26/25	800	831
Bluestar Finance Holdings Ltd.	3.500%	6/11/18	1,000	1,015
Bluestar Finance Holdings Ltd.	4.375%	12/29/49	700	717
BOC Aviation Ltd.	2.875%	10/10/17	500	505
BOC Aviation Ltd.	3.000%	3/30/20	1,000	1,015
2 BOC Aviation Ltd.	2.375%	9/15/21	900	885
BOC Aviation Ltd.	4.375%	5/2/23	200	215
BOC Aviation Ltd.	3.875%	4/27/26	600	617
CCBL Cayman 1 Corp. Ltd.	2.750%	5/31/21	250	252
CCBL Cayman Corp. Ltd.	3.250%	7/28/20	300	308
1 CCCI Treasure Ltd.	3.500%	12/29/49	550	561
Century Master Investment Co. Ltd.	4.750%	9/19/18	450	470
CGNPC International Ltd.	4.000%	5/19/25	500	526
Charming Light Investments Ltd.	3.750%	9/3/19	1,350	1,401
China Cinda Finance 2014 Ltd.	4.000%	5/14/19	500	520
China Cinda Finance 2014 Ltd.	5.625%	5/14/24	600	673
China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	2,000	2,035
China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	1,500	1,533
China Clean Energy Development Ltd.	4.000%	11/5/25	1,000	1,048
China Construction Bank Asia Corp. Ltd.	3.250%	7/2/19	700	724
1 China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	400	415
1 China Construction Bank Corp.	3.875%	5/13/25	1,900	1,945
China Development Bank Corp.	2.500%	10/9/20	1,800	1,833
China Development Bank Corp.	2.125%	6/1/21	2,850	2,864
China Great Wall International Holdings II Ltd.	2.500%	6/18/18	1,200	1,207
China Great Wall International Holdings Ltd.	2.500%	9/17/17	200	201
1 China Life Insurance Co. Ltd.	4.000%	7/3/75	1,000	1,006
China Overseas Finance Cayman II Ltd.	5.500%	11/10/20	1,500	1,662
China Overseas Finance Cayman III Ltd.	5.375%	10/29/23	1,500	1,695
2 China Resources Gas Group Ltd.	4.500%	4/5/22	400	434
China Resources Land Ltd.	4.375%	2/27/19	950	998
China Resources Land Ltd.	6.000%	2/27/24	400	467
China Shenhua Overseas Capital Co. Ltd.	2.500%	1/20/18	600	603
China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	650	666
China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	400	421
China Shipping Overseas Finance 2013 Ltd.	4.250%	1/28/19	500	520
CITIC Ltd.	6.875%	1/21/18	200	212
CITIC Ltd.	6.375%	4/10/20	2,200	2,485
CITIC Ltd.	6.625%	4/15/21	200	234
CITIC Ltd.	2.800%	12/14/21	300	303
CITIC Ltd.	6.800%	1/17/23	1,700	2,055
CITIC Ltd.	3.700%	6/14/26	500	513
1 CITIC Ltd.	8.625%	5/29/49	900	1,002
CITIC Securities Finance 2013 Co. Ltd.	2.500%	5/3/18	400	402
CITIC Securities Finance MTN Co. Ltd.	3.500%	10/30/19	1,200	1,239
2 CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	328
CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	1,920	2,089

16

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,888	2,023
2	CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	246
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,200	1,275
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	223
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	900	899
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	850	849
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	1,200	1,203
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,650	1,675
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,321
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,310	2,474
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	1,100	1,216
2	CNPC General Capital Ltd.	2.750%	4/19/17	50	50
[2,4]	CNPC General Capital Ltd.	1.717%	5/14/17	200	200
	CNPC General Capital Ltd.	1.950%	4/16/18	850	851
2	CNPC General Capital Ltd.	2.750%	5/14/19	200	203
	CNPC General Capital Ltd.	2.750%	5/14/19	450	459
	CNPC General Capital Ltd.	2.700%	11/25/19	1,400	1,431
2	CNPC General Capital Ltd.	3.950%	4/19/22	700	748
	CNPC General Capital Ltd.	3.400%	4/16/23	250	258
2	CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	725	790
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	509
	COSCO Finance 2011 Ltd.	4.000%	12/3/22	1,050	1,114
2	COSL Finance BVI Ltd.	3.250%	9/6/22	550	554
	COSL Singapore Capital Ltd.	3.500%	7/30/20	1,200	1,235
1	CRCC Yupeng Ltd.	3.950%	2/28/49	300	309
	CRCC Yuxiang Ltd.	3.500%	5/16/23	950	972
1	Dianjian Haixing Ltd.	4.050%	10/29/49	200	206
	Eastern Creation II Investment Holdings Ltd.	2.625%	11/20/17	400	403
2	Export-Import Bank of China	2.500%	7/31/19	200	204
	Export-Import Bank of China	2.500%	7/31/19	1,960	2,000
	Export-Import Bank of China	3.625%	7/31/24	200	211
	Export-Import Bank of China	2.875%	4/26/26	1,400	1,391
	Franshion Brilliant Ltd.	5.750%	3/19/19	600	638
2	Franshion Development Ltd.	6.750%	4/15/21	500	574
	Franshion Investment Ltd.	4.700%	10/26/17	200	204
	Huarong Finance Co. Ltd.	4.000%	7/17/19	700	728
	Huarong Finance II Co. Ltd.	3.500%	1/16/18	550	558
	Huarong Finance II Co. Ltd.	2.875%	11/19/18	1,800	1,820
	Huarong Finance II Co. Ltd.	4.500%	1/16/20	1,650	1,737
	Huarong Finance II Co. Ltd.	3.750%	11/19/20	550	570
	Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,300	1,436
	Huarong Finance II Co. Ltd.	5.000%	11/19/25	600	646
	Huarong Finance II Co. Ltd.	4.625%	6/3/26	1,250	1,317
2	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	700	701
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	800	817
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	700	716
2	ICBCIL Finance Co. Ltd.	2.750%	5/19/21	600	603
	Industrial & Commercial Bank of China Asia Ltd.	5.125%	11/30/20	750	819
	Industrial & Commercial Bank of China Ltd.	2.500%	11/21/17	600	604
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	1,750	1,876
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	1,250	1,256
	Industrial & Commercial Bank of China Ltd.	2.000%	5/10/19	1,300	1,300
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,300	1,346
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	550	561
	Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	1,450	1,464
	King Power Capital Ltd.	5.625%	11/3/24	500	563

17

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kunlun Energy Co. Ltd.	2.875%	5/13/20	600	610
	Kunlun Energy Co. Ltd.	3.750%	5/13/25	350	362
	MCC Holding Hong Kong Corp. Ltd.	2.500%	8/28/17	400	401
	Minmetals Bounteous Finance BVI Ltd.	3.500%	7/30/20	300	307
	Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	637
	Nexen Energy ULC	7.875%	3/15/32	200	280
	Nexen Energy ULC	5.875%	3/10/35	808	960
	Nexen Energy ULC	6.400%	5/15/37	820	1,042
	Nexen Energy ULC	7.500%	7/30/39	300	428
	Prosperous Ray Ltd.	3.000%	11/12/18	400	408
	Prosperous Ray Ltd.	4.625%	11/12/23	550	604
	Shanghai Electric Group Global Investment Ltd.	3.000%	8/14/19	500	511
	Shanghai Electric Power Finance Ltd.	3.625%	8/11/20	1,100	1,142
	Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	1,100	1,145
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	379
	Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	400	414
	Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	270
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	207
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	205
	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	700	718
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,375	1,475
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	581
	Sinopec Capital 2013 Ltd.	1.875%	4/24/18	800	801
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,200	1,210
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	406
	Sinopec Capital 2013 Ltd.	4.250%	4/24/43	200	204
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	707	754
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,619	1,727
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	775	864
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	300	304
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,625	1,775
	Sinopec Group Overseas Development 2013 Ltd.	5.375%	10/17/43	200	240
2	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	400	408
	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/19	700	713
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	2,000	2,181
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	4,300	4,366
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	1,700	1,710
	Sinopec Group Overseas Development 2015 Ltd.	4.100%	4/28/45	800	804
	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	1,000	1,024
	Skysea International Capital Management	4.875%	12/7/21	400	445
	State Elite Global Ltd.	3.125%	1/20/20	1,000	1,024
2	State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/18	200	199
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	1,410	1,457
2	State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	222
2	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	700	716
	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,370	1,403
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	1,470	1,597
2	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	417
	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	200	238
	State Grid Overseas Investment 2016 Ltd.	2.875%	5/18/26	700	697
	Three Gorges Finance I Cayman Islands Ltd.	2.300%	6/2/21	400	401
	Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	700	737
	Three Gorges Finance I Cayman Islands Ltd.	3.150%	6/2/26	1,200	1,209
Total China (Cost $149,991)					153,451

18

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Colombia (2.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.8%)
Ecopetrol SA	7.625%	7/23/19	725	825
Ecopetrol SA	5.875%	9/18/23	1,490	1,598
Ecopetrol SA	4.125%	1/16/25	1,275	1,216
Ecopetrol SA	5.375%	6/26/26	2,000	2,025
Ecopetrol SA	7.375%	9/18/43	1,200	1,230
Ecopetrol SA	5.875%	5/28/45	1,500	1,327
Empresa de Energia de Bogota SA ESP	6.125%	11/10/21	1,100	1,131
Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	340
Oleoducto Central SA	4.000%	5/7/21	400	408
Republic of Colombia	7.375%	3/18/19	1,485	1,674
Republic of Colombia	11.750%	2/25/20	550	717
Republic of Colombia	4.375%	7/12/21	2,134	2,273
1 Republic of Colombia	2.625%	3/15/23	960	929
Republic of Colombia	4.000%	2/26/24	2,195	2,283
Republic of Colombia	8.125%	5/21/24	540	699
1 Republic of Colombia	4.500%	1/28/26	1,400	1,500
Republic of Colombia	7.375%	9/18/37	1,550	1,999
Republic of Colombia	6.125%	1/18/41	2,207	2,549
1 Republic of Colombia	5.625%	2/26/44	2,134	2,348
1 Republic of Colombia	5.000%	6/15/45	2,700	2,761
Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	600	619
Total Colombia (Cost $29,521)				30,451
Costa Rica (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Banco de Costa Rica	5.250%	8/12/18	250	255
Banco Nacional de Costa Rica	4.875%	11/1/18	400	407
2 Banco Nacional de Costa Rica	4.875%	11/1/18	200	204
2 Banco Nacional de Costa Rica	5.875%	4/25/21	1,000	1,039
Banco Nacional de Costa Rica	6.250%	11/1/23	200	208
Instituto Costarricense de Electricidad	6.950%	11/10/21	475	507
Instituto Costarricense de Electricidad	6.375%	5/15/43	200	173
Republic of Costa Rica	4.250%	1/26/23	1,132	1,091
Republic of Costa Rica	5.625%	4/30/43	1,200	1,068
Republic of Costa Rica	7.000%	4/4/44	800	830
Republic of Costa Rica	7.158%	3/12/45	800	838
Total Costa Rica (Cost $6,316)				6,620
Cote d’Ivoire (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
Republic of Cote d’Ivoire	5.375%	7/23/24	950	958
1 Republic of Cote d’Ivoire	6.375%	3/3/28	900	938
1 Republic of Cote d’Ivoire	5.750%	12/31/32	2,272	2,228
Total Cote d’Ivoire (Cost $3,910)				4,124
Croatia (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
Hrvatska Elektroprivreda	5.875%	10/23/22	500	544
Republic of Croatia	6.750%	11/5/19	1,922	2,107
Republic of Croatia	6.625%	7/14/20	1,294	1,433

19

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Croatia	6.375%	3/24/21	1,600	1,777
	Republic of Croatia	5.500%	4/4/23	700	764
	Republic of Croatia	6.000%	1/26/24	1,935	2,182
Total Croatia (Cost $8,416)					8,807
Dominican Republic (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1	Dominican Republic	7.500%	5/6/21	1,352	1,489
	Dominican Republic	6.600%	1/28/24	450	490
1	Dominican Republic	5.875%	4/18/24	350	363
	Dominican Republic	5.500%	1/27/25	1,760	1,788
	Dominican Republic	6.875%	1/29/26	2,100	2,314
	Dominican Republic	7.450%	4/30/44	450	500
2	Dominican Republic	6.850%	1/27/45	1,000	1,050
1	Dominican Republic	6.850%	1/27/45	1,444	1,506
Total Dominican Republic (Cost $9,277)					9,500
Ecuador (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of Ecuador	10.500%	3/24/20	1,300	1,373
	Republic of Ecuador	10.750%	3/28/22	1,900	2,012
	Republic of Ecuador	7.950%	6/20/24	1,950	1,845
Total Ecuador (Cost $4,971)					5,230
Egypt (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	African Export-Import Bank	3.875%	6/4/18	450	456
	African Export-Import Bank	4.750%	7/29/19	400	417
	Arab Republic of Egypt	5.750%	4/29/20	812	828
	Arab Republic of Egypt	5.875%	6/11/25	1,650	1,524
	Arab Republic of Egypt	6.875%	4/30/40	300	273
Total Egypt (Cost $3,590)					3,498
El Salvador (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Republic of El Salvador	7.375%	12/1/19	345	364
	Republic of El Salvador	7.750%	1/24/23	1,035	1,131
	Republic of El Salvador	5.875%	1/30/25	300	298
2	Republic of El Salvador	6.375%	1/18/27	300	300
	Republic of El Salvador	6.375%	1/18/27	400	399
	Republic of El Salvador	8.250%	4/10/32	604	659
	Republic of El Salvador	7.650%	6/15/35	1,390	1,444
	Republic of El Salvador	7.625%	2/1/41	608	624
Total El Salvador (Cost $4,975)					5,219
Ethiopia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Republic of Ethiopia	6.625%	12/11/24	1,150	1,089
Total Ethiopia (Cost $1,113)					1,089
Gabon (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
1	Gabonese Republic	6.375%	12/12/24	1,261	1,156
[1,2]	Gabonese Republic	6.375%	12/12/24	400	366
	Gabonese Republic	6.950%	6/16/25	200	184
Total Gabon (Cost $1,788)					1,706

20

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Georgia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	700	782
	Republic of Georgia	6.875%	4/12/21	700	780
Total Georgia (Cost $1,537)					1,562
Ghana (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ghana	8.500%	10/4/17	300	311
1	Republic of Ghana	9.250%	9/15/22	300	311
	Republic of Ghana	7.875%	8/7/23	200	191
2	Republic of Ghana	7.875%	8/7/23	600	574
[1,2]	Republic of Ghana	8.125%	1/18/26	300	288
1	Republic of Ghana	8.125%	1/18/26	750	718
1	Republic of Ghana	10.750%	10/14/30	1,000	1,177
Total Ghana (Cost $3,355)					3,570
Guatemala (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Guatemala	5.750%	6/6/22	700	774
	Republic of Guatemala	4.500%	5/3/26	1,000	1,020
	Republic of Guatemala	4.875%	2/13/28	600	631
Total Guatemala (Cost $2,334)					2,425
Honduras (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Honduras	8.750%	12/16/20	700	793
1	Republic of Honduras	7.500%	3/15/24	200	222
Total Honduras (Cost $950)					1,015
Hungary (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
5	Magyar Export-Import Bank Zrt	5.500%	2/12/18	750	784
[2,5]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	900	1,014
	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	225
	Republic of Hungary	4.125%	2/19/18	1,150	1,184
	Republic of Hungary	4.000%	3/25/19	500	523
	Republic of Hungary	6.250%	1/29/20	1,315	1,471
	Republic of Hungary	6.375%	3/29/21	3,672	4,237
	Republic of Hungary	5.375%	2/21/23	2,162	2,448
	Republic of Hungary	5.750%	11/22/23	1,570	1,829
	Republic of Hungary	5.375%	3/25/24	1,025	1,179
	Republic of Hungary	7.625%	3/29/41	1,050	1,592
Total Hungary (Cost $15,601)					16,486
India (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
	Bank of Baroda	4.875%	7/23/19	975	1,033
	Bank of India	3.625%	9/21/18	350	356
	Bank of India	3.125%	5/6/20	400	400
	Bank of India	6.250%	2/16/21	900	1,006
	Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	400	433
	Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	410
	Canara Bank	5.250%	10/18/18	600	632
	Export-Import Bank of India	3.875%	10/2/19	1,500	1,567

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Export-Import Bank of India	2.750%	4/1/20	1,000	1,011
Export-Import Bank of India	4.000%	1/14/23	400	420
Export-Import Bank of India	3.375%	8/5/26	850	845
IDBI Bank Ltd.	4.375%	3/26/18	400	408
IDBI Bank Ltd.	3.750%	1/25/19	600	610
Indian Oil Corp. Ltd.	5.625%	8/2/21	500	559
Indian Oil Corp. Ltd.	5.750%	8/1/23	400	456
Indian Overseas Bank	4.625%	2/21/18	400	408
Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	600	625
NTPC Ltd.	5.625%	7/14/21	400	450
NTPC Ltd.	4.750%	10/3/22	450	493
NTPC Ltd.	4.375%	11/26/24	400	426
Oil India Ltd.	3.875%	4/17/19	600	621
Oil India Ltd.	5.375%	4/17/24	250	275
ONGC Videsh Ltd.	3.250%	7/15/19	900	922
ONGC Videsh Ltd.	3.750%	5/7/23	700	717
ONGC Videsh Ltd.	4.625%	7/15/24	700	749
Power Grid Corp. of India Ltd.	3.875%	1/17/23	600	622
State Bank of India	3.250%	4/18/18	1,300	1,321
State Bank of India	3.622%	4/17/19	1,300	1,341
2 State Bank of India	4.875%	4/17/24	400	442
Syndicate Bank	4.125%	4/12/18	400	407
Total India (Cost $19,530)				19,965
Indonesia (5.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
Majapahit Holding BV	8.000%	8/7/19	350	400
Majapahit Holding BV	7.750%	1/20/20	1,925	2,204
Majapahit Holding BV	7.875%	6/29/37	400	516
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	600	602
Pelabuhan Indonesia II PT	4.250%	5/5/25	950	952
Pelabuhan Indonesia II PT	5.375%	5/5/45	500	496
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	209
Pertamina Persero PT	5.250%	5/23/21	450	486
Pertamina Persero PT	4.875%	5/3/22	2,750	2,924
Pertamina Persero PT	4.300%	5/20/23	900	933
2 Pertamina Persero PT	4.300%	5/20/23	430	446
Pertamina Persero PT	6.500%	5/27/41	200	224
Pertamina Persero PT	6.000%	5/3/42	1,450	1,521
2 Pertamina Persero PT	6.000%	5/3/42	750	788
Pertamina Persero PT	5.625%	5/20/43	625	625
2 Pertamina Persero PT	5.625%	5/20/43	200	200
Pertamina Persero PT	6.450%	5/30/44	1,100	1,237
Perusahaan Gas Negara Persero Tbk	5.125%	5/16/24	800	854
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	424
Perusahaan Listrik Negara PT	5.500%	11/22/21	950	1,053
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	497
2 Perusahaan Listrik Negara PT	5.250%	10/24/42	300	298
Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	600	625
2 Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	200	219
Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	600	656
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	1,178	1,199
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	632
Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,250	2,371
6 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	1,200	1,255

22

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	1,050	1,106
Republic of Indonesia	6.875%	1/17/18	1,957	2,073
Republic of Indonesia	11.625%	3/4/19	2,386	2,898
Republic of Indonesia	5.875%	3/13/20	810	901
2 Republic of Indonesia	5.875%	3/13/20	350	389
Republic of Indonesia	4.875%	5/5/21	2,300	2,500
Republic of Indonesia	3.750%	4/25/22	950	984
Republic of Indonesia	3.375%	4/15/23	1,100	1,111
Republic of Indonesia	5.375%	10/17/23	1,109	1,252
Republic of Indonesia	5.875%	1/15/24	1,400	1,625
2 Republic of Indonesia	4.125%	1/15/25	200	210
Republic of Indonesia	4.125%	1/15/25	1,300	1,363
Republic of Indonesia	4.750%	1/8/26	3,800	4,141
Republic of Indonesia	8.500%	10/12/35	1,685	2,491
Republic of Indonesia	6.625%	2/17/37	1,267	1,594
Republic of Indonesia	7.750%	1/17/38	1,863	2,612
Republic of Indonesia	5.250%	1/17/42	1,500	1,646
Republic of Indonesia	4.625%	4/15/43	2,175	2,240
Republic of Indonesia	6.750%	1/15/44	1,850	2,439
2 Republic of Indonesia	6.750%	1/15/44	100	132
Republic of Indonesia	5.125%	1/15/45	3,069	3,342
Total Indonesia (Cost $58,231)				61,895
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
1 Republic of Iraq	5.800%	1/15/28	2,460	1,979
Total Iraq (Cost $1,981)				1,979
Jamaica (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
1 Jamaica	7.625%	7/9/25	450	527
Jamaica	6.750%	4/28/28	1,800	2,034
1 Jamaica	8.000%	3/15/39	848	996
Jamaica	7.875%	7/28/45	600	691
Total Jamaica (Cost $3,861)				4,248
Jordan (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
The Hashemite Kingdom of Jordan	6.125%	1/29/26	350	367
The Hashemite Kingdom of Jordan	5.750%	1/31/27	1,000	993
Total Jordan (Cost $1,353)				1,360
Kazakhstan (1.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	2,050	2,000
KazAgro National Management Holding JSC	4.625%	5/24/23	850	795
2 Kazakhstan Temir Zholy Finance BV	6.375%	10/6/20	600	643
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	1,100	1,133
KazMunayGas National Co. JSC	9.125%	7/2/18	1,425	1,561
KazMunayGas National Co. JSC	7.000%	5/5/20	1,570	1,742
KazMunayGas National Co. JSC	6.375%	4/9/21	1,029	1,127
KazMunayGas National Co. JSC	5.750%	4/30/43	350	352
Republic of Kazakhstan	3.875%	10/14/24	2,900	2,998
Republic of Kazakhstan	5.125%	7/21/25	1,900	2,107

23

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Republic of Kazakhstan	4.875%	10/14/44	400	404
Republic of Kazakhstan	4.875%	10/14/44	300	303
Republic of Kazakhstan	6.500%	7/21/45	800	957
Total Kazakhstan (Cost $15,141)				16,122
Kenya (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Republic of Kenya	5.875%	6/24/19	300	310
2 Republic of Kenya	5.875%	6/24/19	200	207
Republic of Kenya	6.875%	6/24/24	1,925	1,921
2 Republic of Kenya	6.875%	6/24/24	200	199
Total Kenya (Cost $2,595)				2,637
Lebanon (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
Republic of Lebanon	5.150%	6/12/18	150	148
Republic of Lebanon	5.150%	11/12/18	1,275	1,256
Republic of Lebanon	5.500%	4/23/19	50	49
Republic of Lebanon	6.000%	5/20/19	450	448
Republic of Lebanon	5.450%	11/28/19	925	910
Republic of Lebanon	6.375%	3/9/20	2,541	2,553
Republic of Lebanon	5.800%	4/14/20	100	99
Republic of Lebanon	8.250%	4/12/21	2,378	2,547
Republic of Lebanon	6.100%	10/4/22	1,914	1,871
Republic of Lebanon	6.000%	1/27/23	1,335	1,292
Republic of Lebanon	6.650%	4/22/24	1,391	1,374
Republic of Lebanon	6.200%	2/26/25	100	96
Republic of Lebanon	6.250%	6/12/25	400	383
Republic of Lebanon	6.600%	11/27/26	1,700	1,653
Republic of Lebanon	6.750%	11/29/27	961	946
Republic of Lebanon	6.650%	11/3/28	750	729
Republic of Lebanon	6.850%	5/25/29	800	786
Republic of Lebanon	6.650%	2/26/30	1,100	1,061
Republic of Lebanon	7.050%	11/2/35	500	496
Total Lebanon (Cost $19,071)				18,697
Malaysia (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
1MDB Global Investments Ltd.	4.400%	3/9/23	1,000	880
Axiata SPV2 Bhd.	3.466%	11/19/20	350	364
Axiata SPV2 Bhd.	4.357%	3/24/26	700	750
Cagamas Global plc	2.745%	12/10/19	500	507
Danga Capital Bhd.	3.035%	3/1/21	400	408
Export-Import Bank of Malaysia Bhd.	2.875%	12/14/17	650	659
2 Federation of Malaysia	4.646%	7/6/21	750	832
7 Federation of Malaysia	3.179%	4/27/26	1,550	1,592
1 Malayan Banking Bhd.	3.905%	10/29/26	700	723
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	900	914
7 Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	594
Petroliam Nasional Bhd.	7.625%	10/15/26	430	606
2 Petronas Capital Ltd.	5.250%	8/12/19	1,423	1,555
Petronas Capital Ltd.	5.250%	8/12/19	1,963	2,146
Petronas Capital Ltd.	3.125%	3/18/22	400	415
2 Petronas Capital Ltd.	7.875%	5/22/22	750	962
Petronas Capital Ltd.	3.500%	3/18/25	2,450	2,594

24

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Petronas Capital Ltd.	4.500%	3/18/45	1,250	1,361
Petronas Global Sukuk Ltd.	2.707%	3/18/20	850	862
SSG Resources Ltd.	4.250%	10/4/22	700	743
Total Malaysia (Cost $18,902)				19,467
Mexico (8.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.0%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	700	723
Comision Federal de Electricidad	4.875%	5/26/21	1,450	1,537
2 Comision Federal de Electricidad	4.875%	1/15/24	900	943
Comision Federal de Electricidad	4.875%	1/15/24	600	628
2 Comision Federal de Electricidad	4.750%	2/23/27	1,000	1,018
Comision Federal de Electricidad	5.750%	2/14/42	700	715
2 Comision Federal de Electricidad	6.125%	6/16/45	200	212
2 Mexico City Airport Trust	4.250%	10/31/26	1,000	1,019
Petroleos Mexicanos	3.500%	7/18/18	800	817
2 Petroleos Mexicanos	5.500%	2/4/19	500	528
Petroleos Mexicanos	8.000%	5/3/19	500	563
Petroleos Mexicanos	6.000%	3/5/20	1,600	1,733
Petroleos Mexicanos	3.500%	7/23/20	1,300	1,306
Petroleos Mexicanos	5.500%	1/21/21	1,789	1,904
2 Petroleos Mexicanos	6.375%	2/4/21	1,800	1,961
Petroleos Mexicanos	6.375%	2/4/21	1,300	1,416
Petroleos Mexicanos	4.875%	1/24/22	1,280	1,310
Petroleos Mexicanos	3.500%	1/30/23	1,550	1,462
2 Petroleos Mexicanos	4.625%	9/21/23	2,343	2,349
Petroleos Mexicanos	4.875%	1/18/24	1,569	1,577
Petroleos Mexicanos	4.250%	1/15/25	1,460	1,396
Petroleos Mexicanos	4.500%	1/23/26	1,250	1,211
2 Petroleos Mexicanos	6.875%	8/4/26	3,950	4,419
Petroleos Mexicanos	6.625%	6/15/35	2,305	2,332
Petroleos Mexicanos	6.500%	6/2/41	3,220	3,180
Petroleos Mexicanos	5.500%	6/27/44	2,936	2,527
Petroleos Mexicanos	6.375%	1/23/45	1,460	1,391
Petroleos Mexicanos	5.625%	1/23/46	3,422	2,951
2 Petroleos Mexicanos	6.750%	9/21/47	3,117	3,084
United Mexican States	5.950%	3/19/19	1,100	1,220
United Mexican States	8.125%	12/30/19	850	1,024
United Mexican States	5.125%	1/15/20	1,580	1,749
United Mexican States	3.500%	1/21/21	200	211
United Mexican States	3.625%	3/15/22	4,117	4,304
United Mexican States	4.000%	10/2/23	3,641	3,832
United Mexican States	3.600%	1/30/25	3,349	3,421
United Mexican States	4.125%	1/21/26	2,350	2,486
United Mexican States	8.300%	8/15/31	520	824
United Mexican States	7.500%	4/8/33	1,190	1,651
United Mexican States	6.750%	9/27/34	2,174	2,811
United Mexican States	6.050%	1/11/40	3,104	3,694
United Mexican States	4.750%	3/8/44	3,550	3,554
United Mexican States	5.550%	1/21/45	3,175	3,560
United Mexican States	4.600%	1/23/46	3,155	3,104
United Mexican States	4.350%	1/15/47	1,800	1,712
United Mexican States	5.750%	10/12/10	2,400	2,458
Total Mexico (Cost $87,477)				87,827

25

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Mongolia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Mongolia	4.125%	1/5/18	800	769
	Mongolia	5.125%	12/5/22	1,050	927
8	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	400	399
[2,8]	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	198
Total Mongolia (Cost $2,275)					2,293
Morocco (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Kingdom of Morocco	4.250%	12/11/22	1,950	2,075
	Kingdom of Morocco	5.500%	12/11/42	425	478
	OCP SA	5.625%	4/25/24	1,100	1,183
2	OCP SA	5.625%	4/25/24	350	376
2	OCP SA	4.500%	10/22/25	450	453
	OCP SA	4.500%	10/22/25	750	754
2	OCP SA	6.875%	4/25/44	200	220
	OCP SA	6.875%	4/25/44	300	330
Total Morocco (Cost $5,592)					5,869
Mozambique (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
	Republic of Mozambique	10.500%	1/18/23	644	365
Total Mozambique (Cost $540)					365
Namibia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Namibia	5.500%	11/3/21	500	536
	Republic of Namibia	5.250%	10/29/25	700	727
Total Namibia (Cost $1,233)					1,263
Nigeria (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2	Africa Finance Corp.	4.375%	4/29/20	350	365
2	Federal Republic of Nigeria	5.125%	7/12/18	200	201
	Federal Republic of Nigeria	6.750%	1/28/21	250	248
	Federal Republic of Nigeria	6.375%	7/12/23	600	580
Total Nigeria (Cost $1,359)					1,394
Oman (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
	Lamar Funding Ltd.	3.958%	5/7/25	1,300	1,243
	Sultanate of Oman	4.750%	6/15/26	500	503
2	Sultanate of Oman	4.750%	6/15/26	2,900	2,915
Total Oman (Cost $4,675)					4,661
Pakistan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
2	Islamic Republic of Pakistan	7.250%	4/15/19	400	424
	Islamic Republic of Pakistan	7.250%	4/15/19	1,100	1,166
	Islamic Republic of Pakistan	6.750%	12/3/19	800	847
	Islamic Republic of Pakistan	8.250%	4/15/24	750	844

26

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Islamic Republic of Pakistan	8.250%	4/15/24	250	281
	Islamic Republic of Pakistan	8.250%	9/30/25	200	227
	Third Pakistan International Sukuk Co. Ltd.	5.500%	10/13/21	500	508
Total Pakistan (Cost $4,062)					4,297
Panama (1.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
[1,2]	Aeropuerto Internacional de Tocumen SA	5.625%	5/18/36	1,000	1,069
	Republic of Panama	5.200%	1/30/20	1,973	2,180
1	Republic of Panama	4.000%	9/22/24	550	592
1	Republic of Panama	3.750%	3/16/25	1,800	1,913
	Republic of Panama	7.125%	1/29/26	760	1,005
	Republic of Panama	8.875%	9/30/27	1,445	2,131
1	Republic of Panama	3.875%	3/17/28	900	955
	Republic of Panama	9.375%	4/1/29	800	1,217
1	Republic of Panama	6.700%	1/26/36	1,737	2,312
1	Republic of Panama	4.300%	4/29/53	600	614
Total Panama (Cost $13,349)					13,988
Paraguay (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Paraguay	4.625%	1/25/23	800	834
	Republic of Paraguay	6.100%	8/11/44	1,250	1,384
Total Paraguay (Cost $2,115)					2,218
Peru (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	1,200	1,243
2	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	250	259
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	219
	Fondo MIVIVIENDA SA	3.500%	1/31/23	750	773
	Republic of Peru	4.125%	8/25/27	1,400	1,566
	Republic of Peru	8.750%	11/21/33	2,982	4,729
1	Republic of Peru	6.550%	3/14/37	1,361	1,877
	Republic of Peru	5.625%	11/18/50	2,023	2,589
Total Peru (Cost $12,340)					13,255
Philippines (2.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
9	Power Sector Assets & Liabilities Management
	Corp.	7.250%	5/27/19	1,064	1,193
9	Power Sector Assets & Liabilities Management
	Corp.	7.390%	12/2/24	1,050	1,401
	Republic of the Philippines	9.875%	1/15/19	650	769
	Republic of the Philippines	8.375%	6/17/19	1,066	1,251
	Republic of the Philippines	6.500%	1/20/20	150	172
	Republic of the Philippines	4.000%	1/15/21	1,310	1,415
	Republic of the Philippines	4.200%	1/21/24	1,964	2,200
	Republic of the Philippines	10.625%	3/16/25	834	1,331
	Republic of the Philippines	5.500%	3/30/26	1,850	2,271
	Republic of the Philippines	9.500%	2/2/30	1,453	2,425
	Republic of the Philippines	7.750%	1/14/31	2,154	3,250
	Republic of the Philippines	6.375%	1/15/32	1,200	1,634

27

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of the Philippines	6.375%	10/23/34	1,800	2,504
	Republic of the Philippines	5.000%	1/13/37	1,880	2,298
	Republic of the Philippines	3.950%	1/20/40	2,000	2,152
	Republic of the Philippines	3.700%	3/1/41	2,000	2,093
Total Philippines (Cost $27,266)					28,359
Poland (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
	Republic of Poland	6.375%	7/15/19	4,081	4,601
	Republic of Poland	5.125%	4/21/21	1,710	1,930
	Republic of Poland	5.000%	3/23/22	2,484	2,813
	Republic of Poland	3.000%	3/17/23	1,175	1,209
	Republic of Poland	4.000%	1/22/24	2,428	2,650
	Republic of Poland	3.250%	4/6/26	1,700	1,764
Total Poland (Cost $14,496)					14,967
Qatar (3.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.4%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	700	843
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	300	345
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	548
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	1,050	1,069
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	900	1,013
2	Ooredoo International Finance Ltd.	3.750%	6/22/26	250	256
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,794
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	425	433
[2,10] Qatari Diar Finance QSC		5.000%	7/21/20	2,230	2,456
	QNB Finance Ltd.	2.125%	2/14/18	500	500
	QNB Finance Ltd.	2.750%	10/31/18	400	405
	QNB Finance Ltd.	2.875%	4/29/20	2,650	2,700
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	320	343
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	950	1,077
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	770	888
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	250	299
10	State of Qatar	2.099%	1/18/18	1,700	1,706
2	State of Qatar	6.550%	4/9/19	950	1,058
2	State of Qatar	5.250%	1/20/20	2,007	2,203
	State of Qatar	5.250%	1/20/20	1,600	1,755
	State of Qatar	2.375%	6/2/21	3,800	3,814
2	State of Qatar	4.500%	1/20/22	1,050	1,155
10	State of Qatar	3.241%	1/18/23	475	499
	State of Qatar	3.250%	6/2/26	3,300	3,343
	State of Qatar	9.750%	6/15/30	325	531
2	State of Qatar	9.750%	6/15/30	600	983
2	State of Qatar	6.400%	1/20/40	500	673
	State of Qatar	6.400%	1/20/40	1,262	1,698
2	State of Qatar	5.750%	1/20/42	616	778
	State of Qatar	5.750%	1/20/42	600	756
	State of Qatar	4.625%	6/2/46	1,400	1,474
Total Qatar (Cost $36,412)					37,395
Romania (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Republic of Romania	6.750%	2/7/22	2,642	3,135
	Republic of Romania	4.375%	8/22/23	1,754	1,904
	Republic of Romania	4.875%	1/22/24	300	336

28

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Republic of Romania	4.875%	1/22/24	100	112
2 Republic of Romania	6.125%	1/22/44	200	260
Republic of Romania	6.125%	1/22/44	520	675
Total Romania (Cost $6,106)				6,422
Russia (6.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.8%)
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	770	847
Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	1,200	1,184
2 Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	211
Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,350	1,427
Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	1,600	1,720
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	2,800	3,195
Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	478	479
Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	1,100	1,179
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	1,225	1,343
Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	360
Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	638
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	725	929
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	1,375	1,563
Gazprombank OJSC Via GPB Eurobond
Finance plc	7.250%	5/3/19	200	213
Gazprombank OJSC Via GPB Eurobond
Finance plc	4.960%	9/5/19	1,100	1,125
2 Rosneft Finance SA	7.875%	3/13/18	100	107
Rosneft Finance SA	7.875%	3/13/18	1,350	1,435
Rosneft Finance SA	7.250%	2/2/20	200	220
Rosneft Oil Co. via Rosneft International
Finance Ltd.	4.199%	3/6/22	1,727	1,697
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.298%	12/27/17	818	837
Russian Agricultural Bank OJSC Via RSHB
Capital SA	7.750%	5/29/18	1,000	1,066
Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	1,700	1,745
2 Russian Agricultural Bank OJSC Via RSHB
Capital SA	5.100%	7/25/18	100	103
Russian Federation	11.000%	7/24/18	2,053	2,357
2 Russian Federation	3.500%	1/16/19	300	306
Russian Federation	3.500%	1/16/19	1,400	1,427
Russian Federation	5.000%	4/29/20	4,700	5,015
Russian Federation	4.500%	4/4/22	2,600	2,741
2 Russian Federation	4.875%	9/16/23	450	484
Russian Federation	4.875%	9/16/23	4,800	5,158
Russian Federation	12.750%	6/24/28	1,585	2,770
1 Russian Federation	7.500%	3/31/30	7,337	8,879
Russian Federation	5.625%	4/4/42	2,800	3,084
Russian Federation	5.875%	9/16/43	1,600	1,826
Russian Railways via RZD Capital plc	5.700%	4/5/22	1,550	1,652
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	787
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	1,700	1,811
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,300	2,498
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	224	225
SCF Capital Ltd.	5.375%	6/16/23	400	414
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	1,000	1,012

29

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,350	1,454
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	1,025	1,072
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	205
Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,162
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	1,150	1,231
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	275	279
VTB Bank OJSC Via VTB Capital SA	6.315%	2/22/18	400	416
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	875	923
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	550	596
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	1,725	1,801
Total Russia (Cost $70,844)				75,208
Saudi Arabia (2.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
2 Kingdom of Saudi Arabia	2.375%	10/26/21	5,000	4,991
Kingdom of Saudi Arabia	3.250%	10/26/26	5,050	4,978
Kingdom of Saudi Arabia	4.500%	10/26/46	5,950	5,860
SABIC Capital II BV	2.625%	10/3/18	1,000	1,010
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	665
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	1,050	1,069
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	700	691
Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,550	1,603
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	672
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	313
Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	500	519
Total Saudi Arabia (Cost $22,265)				22,371
Senegal (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Republic of Senegal	8.750%	5/13/21	500	565
Republic of Senegal	6.250%	7/30/24	200	206
Total Senegal (Cost $736)				771
Serbia, Republic Of (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
Republic of Serbia	5.250%	11/21/17	720	740
2 Republic of Serbia	5.875%	12/3/18	200	212
Republic of Serbia	5.875%	12/3/18	1,300	1,374
Republic of Serbia	4.875%	2/25/20	700	724
Republic of Serbia	7.250%	9/28/21	2,300	2,636
Total Serbia, Republic Of (Cost $5,526)				5,686
South Africa (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,400	2,412
Eskom Holdings SOC Ltd.	6.750%	8/6/23	1,130	1,165
2 Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	206
Eskom Holdings SOC Ltd.	7.125%	2/11/25	100	103
Republic of South Africa	6.875%	5/27/19	300	331
Republic of South Africa	5.500%	3/9/20	1,995	2,165
Republic of South Africa	5.875%	5/30/22	971	1,095
Republic of South Africa	4.665%	1/17/24	1,900	1,988
Republic of South Africa	5.875%	9/16/25	1,800	2,016
Republic of South Africa	4.300%	10/12/28	3,250	3,149
Republic of South Africa	6.250%	3/8/41	993	1,157

30

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of South Africa	5.375%	7/24/44	700	728
	Republic of South Africa	5.000%	10/12/46	950	920
2	Transnet SOC Ltd.	4.000%	7/26/22	800	782
	ZAR Sovereign Capital Fund Propriety Ltd.	3.903%	6/24/20	200	206
Total South Africa (Cost $18,062)					18,423
Sri Lanka (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Bank of Ceylon	6.875%	5/3/17	250	253
	Bank of Ceylon	5.325%	4/16/18	500	506
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	206
	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	800	826
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	253
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	1,232	1,288
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,550	1,619
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	1,000	1,020
	Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	500	502
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	1,200	1,264
	Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	1,000	1,055
	National Savings Bank	8.875%	9/18/18	400	430
Total Sri Lanka (Cost $8,943)					9,222
Thailand (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Krung Thai Bank PCL	2.250%	9/11/18	400	403
1	Krung Thai Bank PCL	5.200%	12/26/24	750	786
	PTT Public Co. Ltd.	3.375%	10/25/22	525	546
	PTT Public Co. Ltd.	4.500%	10/25/42	400	399
Total Thailand (Cost $2,044)					2,134
Trinidad And Tobago (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	700	772
2	Republic of Trinidad & Tobago	4.375%	1/16/24	200	208
	Republic of Trinidad & Tobago	4.500%	8/4/26	1,250	1,269
Total Trinidad And Tobago (Cost $2,218)					2,249
Tunisia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Banque Centrale de Tunisie SA	5.750%	1/30/25	1,300	1,253
Total Tunisia (Cost $1,246)					1,253
Turkey (4.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.8%)
	Export Credit Bank of Turkey	5.875%	4/24/19	600	623
2	Export Credit Bank of Turkey	5.375%	2/8/21	500	508
2	Export Credit Bank of Turkey	5.000%	9/23/21	400	401
	Hazine Mustesarligi Varlik Kiralama AS	4.251%	6/8/21	1,250	1,246
2	Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	800	788
	Republic of Turkey	7.500%	7/14/17	991	1,027
11	Republic of Turkey	2.803%	3/26/18	700	695
	Republic of Turkey	6.750%	4/3/18	2,187	2,305
2	Republic of Turkey	4.557%	10/10/18	500	513
	Republic of Turkey	7.000%	3/11/19	2,680	2,901
	Republic of Turkey	7.500%	11/7/19	966	1,073

31

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Turkey	7.000%	6/5/20	2,630	2,890
	Republic of Turkey	5.625%	3/30/21	2,301	2,430
	Republic of Turkey	5.125%	3/25/22	825	853
	Republic of Turkey	6.250%	9/26/22	2,004	2,182
	Republic of Turkey	3.250%	3/23/23	1,601	1,489
	Republic of Turkey	5.750%	3/22/24	2,550	2,709
	Republic of Turkey	7.375%	2/5/25	2,850	3,338
	Republic of Turkey	4.250%	4/14/26	1,950	1,867
	Republic of Turkey	4.875%	10/9/26	1,900	1,895
	Republic of Turkey	6.875%	3/17/36	2,698	3,066
	Republic of Turkey	6.750%	5/30/40	1,210	1,366
	Republic of Turkey	6.000%	1/14/41	2,400	2,475
	Republic of Turkey	4.875%	4/16/43	5,419	4,809
	Republic of Turkey	6.625%	2/17/45	3,565	3,997
2	TC Ziraat Bankasi AS	4.250%	7/3/19	200	199
2	TC Ziraat Bankasi AS	4.750%	4/29/21	800	793
2	Turkiye Halk Bankasi AS	4.750%	6/4/19	250	249
	Turkiye Halk Bankasi AS	4.750%	6/4/19	400	398
	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	383
	Turkiye Halk Bankasi AS	4.750%	2/11/21	700	675
2	Turkiye Halk Bankasi AS	5.000%	7/13/21	500	482
	Turkiye Vakiflar Bankasi Tao	5.750%	4/24/17	200	202
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	700	692
	Turkiye Vakiflar Bankasi TAO	5.000%	10/31/18	500	505
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	800	788
1	Turkiye Vakiflar Bankasi Tao	6.875%	2/3/25	200	198
Total Turkey (Cost $53,585)					53,010
Ukraine (1.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.3%)
2	Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	192
1	Oschadbank Via SSB #1 plc	9.625%	3/20/25	1,400	1,347
	Ukraine	7.750%	9/1/19	1,500	1,497
2	Ukraine	7.750%	9/1/20	1,728	1,713
	Ukraine	7.750%	9/1/20	600	593
2	Ukraine	7.750%	9/1/21	907	892
	Ukraine	7.750%	9/1/22	800	781
	Ukraine	7.750%	9/1/23	1,700	1,651
	Ukraine	7.750%	9/1/24	1,750	1,686
	Ukraine	7.750%	9/1/25	250	240
	Ukraine	7.750%	9/1/26	1,600	1,527
	Ukraine	7.750%	9/1/27	800	760
2	Ukraine Railways via Shortline plc	9.875%	9/15/21	200	192
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	600	591
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	192
1	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	500	481
Total Ukraine (Cost $13,856)					14,335
United Arab Emirates (4.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (4.4%)
2	Abu Dhabi National Energy Co. PJSC	6.165%	10/25/17	1,150	1,199
2	Abu Dhabi National Energy Co. PJSC	2.500%	1/12/18	400	401
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	306
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	227
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	2,100	2,137

32

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	650	669
2	Abu Dhabi National Energy Co. PJSC	4.375%	6/22/26	1,000	1,048
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	1,075	1,422
4	ADCB Finance Cayman Ltd.	2.176%	1/9/17	200	200
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	1,200	1,207
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	800	811
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	1,300	1,308
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	443
	AHB Sukuk Co. Ltd.	3.267%	10/8/18	200	204
	DEWA Sukuk 2013 Ltd.	3.000%	3/5/18	650	658
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	636	673
2	Dolphin Energy Ltd.	5.500%	12/15/21	820	938
	DP World Crescent Ltd.	3.908%	5/31/23	1,000	1,026
	DP World Ltd.	3.250%	5/18/20	1,250	1,285
2	DP World Ltd.	6.850%	7/2/37	1,500	1,713
2	DP World Sukuk Ltd.	6.250%	7/2/17	670	689
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	233
2	Dubai Electricity & Water Authority	7.375%	10/21/20	1,975	2,326
2	Emirate of Abu Dhabi	6.750%	4/8/19	1,583	1,781
	Emirate of Abu Dhabi	2.125%	5/3/21	1,765	1,769
2	Emirate of Abu Dhabi	3.125%	5/3/26	1,800	1,870
	Emirate of Abu Dhabi	3.125%	5/3/26	1,057	1,098
	Emirate of Dubai	7.750%	10/5/20	1,000	1,185
	Emirate of Dubai	3.875%	1/30/23	1,100	1,136
	Emirate of Dubai	5.250%	1/30/43	200	192
[1,2]	Emirates Airline	4.500%	2/6/25	777	802
	Emirates NBD PJSC	3.250%	11/19/19	735	753
1	Emirates NBD PJSC	4.875%	3/28/23	950	976
	Emirates Telecommunications Group Co. PJSC	2.375%	6/18/19	800	807
	Emirates Telecommunications Group Co. PJSC	3.500%	6/18/24	500	526
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	251
	IPIC GMTN Ltd.	5.000%	11/15/20	250	276
2	IPIC GMTN Ltd.	5.000%	11/15/20	1,400	1,545
2	IPIC GMTN Ltd.	5.500%	3/1/22	710	818
2	IPIC GMTN Ltd.	6.875%	11/1/41	800	1,146
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	444
2	MDC-GMTN B.V.	7.625%	5/6/19	500	572
2	MDC-GMTN B.V.	5.500%	4/20/21	450	514
2	MDC-GMTN B.V.	3.250%	4/28/22	200	208
	MDC-GMTN B.V.	3.250%	4/28/22	500	518
	MDC-GMTN B.V.	2.750%	5/11/23	250	250
1	Medjool Ltd.	3.875%	3/19/23	246	251
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	1,300	1,327
	National Bank of Abu Dhabi PJSC	2.250%	2/11/20	775	776
	Noor Sukuk Co. Ltd.	2.788%	4/28/20	350	347
2	NOVA Chemicals Corp.	5.250%	8/1/23	900	925
	RAK Capital	3.297%	10/21/18	600	612
	RAK Capital	3.094%	3/31/25	700	689
	RAKFunding Cayman Ltd.	3.250%	6/24/19	950	954
1	Ruwais Power Co. PJSC	6.000%	8/31/36	800	965
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	414
[1,2]	Waha Aerospace BV	3.925%	7/28/20	592	612
Total United Arab Emirates (Cost $47,379)					48,432

33

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Uruguay (1.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
1 Oriental Republic of Uruguay	8.000%	11/18/22	298	383
1 Oriental Republic of Uruguay	4.500%	8/14/24	1,589	1,730
1 Oriental Republic of Uruguay	4.375%	10/27/27	2,230	2,364
Oriental Republic of Uruguay	7.875%	1/15/33	346	479
1 Oriental Republic of Uruguay	7.625%	3/21/36	1,516	2,084
1 Oriental Republic of Uruguay	4.125%	11/20/45	850	778
1 Oriental Republic of Uruguay	5.100%	6/18/50	3,320	3,312
Total Uruguay (Cost $10,686)				11,130
Venezuela (2.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.4%)
Bolivarian Republic of Venezuela	13.625%	8/15/18	566	411
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,760	1,034
Bolivarian Republic of Venezuela	7.750%	10/13/19	1,606	820
Bolivarian Republic of Venezuela	6.000%	12/9/20	956	428
1 Bolivarian Republic of Venezuela	12.750%	8/23/22	3,565	2,067
Bolivarian Republic of Venezuela	9.000%	5/7/23	2,151	989
Bolivarian Republic of Venezuela	8.250%	10/13/24	2,679	1,186
Bolivarian Republic of Venezuela	7.650%	4/21/25	1,700	734
Bolivarian Republic of Venezuela	11.750%	10/21/26	1,927	1,064
Bolivarian Republic of Venezuela	9.250%	9/15/27	3,122	1,565
Bolivarian Republic of Venezuela	9.250%	5/7/28	640	297
1 Bolivarian Republic of Venezuela	11.950%	8/5/31	4,229	2,332
Bolivarian Republic of Venezuela	9.375%	1/13/34	1,900	881
Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	578
CA La Electricidad de Caracas	8.500%	4/10/18	320	182
2 CITGO Holding Inc.	10.750%	2/15/20	1,150	1,175
CITGO Holding Inc.	10.750%	2/15/20	100	102
2 CITGO Petroleum Corp.	6.250%	8/15/22	535	540
CITGO Petroleum Corp.	6.250%	8/15/22	100	101
1 Petroleos de Venezuela SA	8.500%	11/2/17	1,819	1,314
1 Petroleos de Venezuela SA	9.000%	11/17/21	1,858	914
1 Petroleos de Venezuela SA	12.750%	2/17/22	555	325
1 Petroleos de Venezuela SA	6.000%	5/16/24	6,250	2,338
1 Petroleos de Venezuela SA	6.000%	11/15/26	4,991	1,838
Petroleos de Venezuela SA	5.375%	4/12/27	4,145	1,501
1 Petroleos de Venezuela SA	9.750%	5/17/35	2,963	1,300
Petroleos de Venezuela SA	5.500%	4/12/37	1,810	651
Total Venezuela (Cost $26,544)				26,667
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Socialist Republic of Vietnam	6.750%	1/29/20	659	733
2 Socialist Republic of Vietnam	4.800%	11/19/24	200	211
Socialist Republic of Vietnam	4.800%	11/19/24	775	820
Total Vietnam (Cost $1,695)				1,764

34

Emerging Markets Government Bond Index Fund

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Zambia (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
Republic of Zambia	5.375%	9/20/22	725	630
2	Republic of Zambia	8.500%	4/14/24	450	438
Republic of Zambia	8.500%	4/14/24	800	781
1	Zambia Government International Bond	8.970%	7/30/27	900	885
Total Zambia (Cost $2,694)	2,734
Temporary Cash Investments (0.9%)
12	Vanguard Market Liquidity Fund	0.718%	94,583	9,459
Total Temporary Cash Investments (Cost $9,459)	9,459
Total Investments (99.3%) (Cost $1,056,689)	1,090,053

Amount
($000)
Other Assets and Liabilities (0.7%)
Other Assets
Investment in Vanguard	83
Receivables for Investment Securities Sold	10,133
Receivables for Accrued Income	14,206
Receivables for Capital Shares Issued	519
Other Assets	62
Total Other Assets	25,003
Liabilities
Payables for Investment Securities Purchased	(16,717)
Payables for Capital Shares Redeemed	(80)
Payables for Distributions	(128)
Payables to Vanguard	(315)
Other Liabilities	(276)
Total Liabilities	(17,516)
Net Assets (100%)	1,097,540

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,065,691
Undistributed Net Investment Income	3,353
Accumulated Net Realized Losses	(4,868)
Unrealized Appreciation (Depreciation)	33,364
Net Assets	1,097,540

35

Emerging Markets Government Bond Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 1,175,964 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,811
Net Asset Value Per Share—Investor Shares	$10.04

ETF Shares—Net Assets
Applicable to 10,905,979 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	873,634
Net Asset Value Per Share—ETF Shares	$80.11

Admiral Shares—Net Assets
Applicable to 9,507,413 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	190,976
Net Asset Value Per Share—Admiral Shares	$20.09

Institutional Shares—Net Assets
Applicable to 655,117 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	21,119
Net Asset Value Per Share—Institutional Shares	$32.24

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was
$131,549,000, representing 12.0% of net assets.
3 Guaranteed by the Republic of Azerbaijan.
4 Adjustable-rate security.
5 Guaranteed by the Republic of Hungary.
6 Guaranteed by the Republic of Indonesia.
7 Guaranteed by the Federation of Malaysia.
8 Guaranteed by the Government of Mongolia.
9 Guaranteed by the Republic of the Philippines.
10 Guaranteed by the State of Qatar.
11 Guaranteed by the Republic of Turkey.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Interest[1]	44,495
Total Income	44,495
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative—Investor Shares	37
Management and Administrative—ETF Shares	1,978
Management and Administrative—Admiral Shares	461
Management and Administrative—Institutional Shares	47
Marketing and Distribution—Investor Shares	2
Marketing and Distribution—ETF Shares	54
Marketing and Distribution—Admiral Shares	15
Marketing and Distribution—Institutional Shares	1
Custodian Fees	46
Auditing Fees	48
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—ETF Shares	19
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Total Expenses	2,741
Net Investment Income	41,754
Realized Net Gain (Loss) on Investment Securities Sold[1]	(1,858)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	47,756
Net Increase (Decrease) in Net Assets Resulting from Operations	87,652

1 Interest income and realized net gain (loss) from an affiliated company of the fund was $37,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,754	22,613
Realized Net Gain (Loss)	(1,858)	(3,826)
Change in Unrealized Appreciation (Depreciation)	47,756	(18,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,652	685
Distributions
Net Investment Income
Investor Shares	(465)	(399)
ETF Shares	(31,046)	(15,477)
Admiral Shares	(7,488)	(5,622)
Institutional Shares	(845)	(388)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(39,844)	(21,886)
Capital Share Transactions
Investor Shares	2,244	2,155
ETF Shares	335,485	292,555
Admiral Shares	51,874	18,272
Institutional Shares	9,579	10,675
Net Increase (Decrease) from Capital Share Transactions	399,182	323,657
Total Increase (Decrease)	446,990	302,456
Net Assets
Beginning of Period	650,550	348,094
End of Period[1]	1,097,540	650,550
1 Net Assets—End of Period includes undistributed net investment income of $3,353,000 and $1,443,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
				May 14,
				2013[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.50	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	.454	.427	.417	.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	. 533	(. 447)	. 213	(. 261)
Total from Investment Operations	. 987	(. 020)	. 630	(.112)
Distributions
Dividends from Net Investment Income	(. 447)	(. 430)	(. 420)	(.148)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 447)	(. 430)	(. 420)	(.148)
Net Asset Value, End of Period	$10.04	$9.50	$9.95	$9.74

Total Return[3]	10.65%	-0.16%	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$9	$7	$4
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%[4]
Ratio of Net Investment Income to Average Net Assets	4.72%	4.52%	4.35%	3.81%[4]
Portfolio Turnover Rate [5]	24%	20%	27%	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.01, $.01, $.00, and $.03
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
				May 31,
				2013[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.81	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	3.753	3.516	3.429	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	4.228	(3.556)	1.700	(2.086)
Total from Investment Operations	7.981	(.040)	5.129	(.869)
Distributions
Dividends from Net Investment Income	(3.681)	(3.550)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(3.681)	(3.550)	(3.439)	(.941)
Net Asset Value, End of Period	$80.11	$75.81	$79.40	$77.71

Total Return	10.84%	-0.01%	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$874	$501	$222	$85
Ratio of Total Expenses to Average Net Assets	0.32%	0.34%	0.34%	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	4.89%	4.67%	4.50%	3.95%[3]
Portfolio Turnover Rate[4]	24%	20%	27%	38%

1 Inception.
2 Includes increases from purchase fees of $.04, $.06, $.01, and $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
				May 14,
				2013[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.00	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 941	. 885	. 863	. 309
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.076	(. 894)	. 427	(. 522)
Total from Investment Operations	2.017	(.009)	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 927)	(. 891)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 927)	(. 891)	(. 870)	(. 307)
Net Asset Value, End of Period	$20.09	$19.00	$19.90	$19.48

Total Return[3]	10.89%	0%	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$191	$131	$118	$55
Ratio of Total Expenses to Average Net Assets	0.32%	0.33%	0.34%	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	4.89%	4.68%	4.50%	3.96%[4]
Portfolio Turnover Rate [5]	24%	20%	27%	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.01, $.02, $.00, and $.06.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
	Year	Feb 11,	Nov. 25,
	Ended	2015[1] to	2014[1] to
	October 31,	Oct. 31,	Dec. 18,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	1.521	1.019	.108
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.715	(.159)	(1.240)
Total from Investment Operations	3.236	.860	(1.132)
Distributions
Dividends from Net Investment Income	(1.496)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.496)	(1.080)	(.108)
Net Asset Value, End of Period	$32.24	$30.50	$30.29

Total Return[3]	10.89%	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21	$10	$0
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.92%	4.75%	4.72%
Portfolio Turnover Rate [4]	24%	20%[5]	20%[5]

1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the Net Asset
Value represents the per share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations.
2 Includes increases from purchase fees of $.02 for the current period and $.04 in aggregate for periods prior to November 1, 2015.
3 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
5 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

43

Emerging Markets Government Bond Index Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $83,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

44

Emerging Markets Government Bond Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	1,080,594	—
Temporary Cash Investments	9,459	—	—
Total	9,459	1,080,594	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized $669,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2016, the fund had $3,634,000 of ordinary income available for distribution. The fund had available capital losses totaling $4,868,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2016, the cost of investment securities for tax purposes was $1,056,689,000. Net unrealized appreciation of investment securities for tax purposes was $33,364,000, consisting of unrealized gains of $39,277,000 on securities that had risen in value since their purchase and $5,913,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2016, the fund purchased $615,548,000 of investment securities and sold $219,189,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $99,000, respectively. Total purchases and sales include $332,352,000 and $21,492,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

45

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	5,566	565	6,261	646
Issued in Lieu of Cash Distributions	392	40	339	35
Redeemed	(3,714)	(379)	(4,445)	(461)
Net Increase (Decrease)—Investor Shares	2,244	226	2,155	220
ETF Shares
Issued[1]	357,502	4,601	338,399	4,403
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(22,017)	(300)	(45,844)	(600)
Net Increase (Decrease)—ETF Shares	335,485	4,301	292,555	3,803
Admiral Shares
Issued[1]	77,994	3,984	53,419	2,758
Issued in Lieu of Cash Distributions	6,294	323	4,782	249
Redeemed	(32,414)	(1,673)	(39,929)	(2,079)
Net Increase (Decrease)—Admiral Shares	51,874	2,634	18,272	928
Institutional Shares[2]
Issued[1]	8,772	295	19,856	637
Issued in Lieu of Cash Distributions	845	27	354	12
Redeemed	(38)	(1)	(9,535)	(315)
Net Increase (Decrease)—Institutional Shares	9,579	321	10,675	334

1 Includes purchase fees for fiscal 2016 and 2015 of $620,000 and $592,000, respectively (fund totals).

2 Institutional shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional shares were next issued on February 11, 2015. The table reflects all Institutional transactions beginning November 25, 2014.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Emerging Markets Government Bond Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Government Bond Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

48

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,053.98	$2.48
ETF Shares	1,000.00	1,055.68	1.60
Admiral Shares	1,000.00	1,055.94	1.60
Institutional Shares	1,000.00	1,055.87	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.72	$2.44
ETF Shares	1,000.00	1,023.58	1.58
Admiral Shares	1,000.00	1,023.58	1.58
Institutional Shares	1,000.00	1,023.73	1.42

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares, 0.31% for ETF Shares, 0.31% for Admiral Shares, and 0.28% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

49

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

50

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

51

Vanguard Emerging Markets Government Bond Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Emerging Markets Government Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Emerging Markets Government Bond Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Emerging Markets Government Bond Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Emerging Markets Government Bond Index Fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Emerging Markets Government Bond Index Fund or any owners or purchasers of Vanguard Emerging Markets Government Bond Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Emerging Markets Government Bond Index Fund, or the owners of Vanguard Emerging Markets Government Bond Index Fund into consideration in determining, composing, or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Emerging Markets Government Bond Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Emerging Markets Government Bond Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE

INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11200 122016

Annual Report | October 31, 2016
Vanguard Global Minimum Volatility Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Global Minimum Volatility Fund returned more than 4% for the 12 months ended October 31, 2016, ahead of its benchmark and the average performance of its peers.

• The fund’s objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. During the fiscal year, the fund produced lower daily volatility and a higher risk-adjusted return than its benchmark, the FTSE Global All Cap Index (USD Hedged). (We calculate daily volatility and risk-adjusted return using standard deviation, as we discuss in the Advisor’s Report.)

• Overweight allocations to some benchmark sectors with less volatile returns, such as consumer staples, telecommunication services, and utilities, helped performance. An underweight allocation to energy limited exposure to one of the benchmark’s most volatile sectors.

• The fund benefited from having less exposure to South Africa than the benchmark but was hampered by small overweight positions in Brazil and Russia.

Total Returns: Fiscal Year Ended October 31, 2016
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	4.23%
Admiral™ Shares	4.39
FTSE Global All Cap Index (USD Hedged)	3.09
Global Funds Average	0.98
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.27%	0.21%	1.27%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the fund’s expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Global Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute,

2

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

3

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

4

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

5

Advisor’s Report

For the 12 months ended October 31, 2016, Vanguard Global Minimum Volatility Fund returned 4.23% for Investor Shares and 4.39% for Admiral Shares, with an annualized daily volatility of 10.7%. By comparison, its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 3.09%, with an annualized daily volatility of 12.7%. (To get the annualized daily volatility, we calculate the standard deviation of daily returns and multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s daily volatility averaged about 15.8% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods with spikes in volatility, you should expect this fund’s volatility to rise as well—just not by the same magnitude.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

Over the long term, we think an acceptable comparative performance measure for the fund is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. We view 12 months to be a relatively short time, but for the most recent fiscal year, the risk-adjusted return was 0.40, compared with 0.24 for the benchmark. Over a slightly longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.02, compared with 0.58 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs, while not relying solely on volatility estimates.

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the

6

risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,700 stocks in the FTSE index, we construct a portfolio of about 400–450 stocks.

The investment environment

The unhedged FTSE Global All Cap Index returned 2.74% for the fiscal year. This performance highlights the lower return environment for global equities, which struggled in late 2015 and early 2016 but recovered in the second and third quarters. Although only three of the 11 sectors in the benchmark had negative returns, larger sectors such as health care and financials drove down its overall return.

The fund’s hedged benchmark outperformed its unhedged counterpart by about a third of a percentage point.

In the second half of the fiscal year, we saw foreign currencies weaken relative to the U.S. dollar, helping absolute returns. However, those currencies strengthened in the first half of the year and therefore detracted from performance. As we have mentioned, Vanguard doesn’t forecast exchange rates or use currency hedging to enhance returns. Rather, hedging currency exposure is an important element of our volatility-reduction strategy.

Although the market did experience spikes in volatility over the period, average levels were still below longer-term expectations. For example, the Chicago Board Options Exchange Volatility Index (VIX), a measure of implied volatility of Standard & Poor’s 500 Index options, had a ten-year average level of 20.7, compared with 16.38 for the fiscal year.

The fund’s successes and shortfalls

We have cautioned that during periods of low volatility, expectations for the size of the portfolio’s volatility discount relative to the market should be tempered. Toward the end of the fiscal year, we saw the benchmark’s volatility levels drop significantly. At times, that volatility over these short measurement periods was lower than what the fund realized. For example, the 60-day annualized volatility of daily returns as of October 7 was 7.25% for the benchmark, compared with 8.33% for the fund.

It is important to recognize that there will be periods such as this, particularly when the market is experiencing historically low levels of volatility; however, we still maintain confidence in our process to

7

deliver lower volatility over the long term. In this regard, the fund met its objective of lower volatility than the broader equity market measured by daily volatility for the annual period. Additionally, the benefits of our strategy become even clearer when you seek to remove some of the noise caused by short-term reversals in daily returns, which can increase volatility levels, and focus on a longer return horizon such as monthly returns. For example, since inception, the fund has delivered a 31.3% reduction in the annualized volatility of monthly returns relative to its benchmark.

A combination of factors helped reduce the fund’s volatility during the fiscal year. Our strategy of holding stocks that have lower correlations with one another provided diversification benefits. On average, we were overweighted in less volatile sectors, such as consumer staples, telecommunication services, and utilities, and underweighted in two of the benchmark’s more volatile industry groups, energy and financials. As for country allocations, the fund benefited from having less exposure to South Africa than the benchmark but was hampered by small overweight positions in Brazil and Russia.

We continue to see our approach to portfolio construction pay off in reduced volatility. The portfolio also outperformed the benchmark in terms of relative return, but as we’ve noted, a strategy such as ours can reward or fall short of investor expectations over shorter periods. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to the new fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

November 10, 2016

8

Global Minimum Volatility Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.27%	0.21%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	370	7,707
Median Market Cap	$8.6B	$33.4B
Price/Earnings Ratio	22.4x	21.9x
Price/Book Ratio	2.5x	2.0x
Return on Equity	15.4%	15.5%
Earnings Growth
Rate	5.7%	7.8%
Dividend Yield	2.6%	2.5%
Turnover Rate	58%	—
Short-Term Reserves	-0.4%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Consumer Discretionary	7.9%	12.3%
Consumer Staples	13.9	9.5
Energy	2.2	6.7
Financials	12.5	17.3
Health Care	13.9	10.9
Industrials	13.1	11.6
Information Technology	10.8	15.3
Materials	5.1	5.7
Real Estate	5.3	4.1
Telecommunication Services	7.1	3.2
Utilities	8.2	3.4

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.5%
RenaissanceRe Holdings
Ltd.	Reinsurance	1.5
Waste Management Inc. Environmental &
	Facilities Services	1.5
Expeditors International	Air Freight &
of Washington Inc.	Logistics	1.5
United Parcel Service	Air Freight &
Inc.	Logistics	1.5
HDFC Bank Ltd.	Diversified Banks	1.5
CLP Holdings Ltd.	Electric Utilities	1.5
Johnson & Johnson	Pharmaceuticals	1.5
BCE Inc.	Integrated
	Telecommunication
	Services	1.4
Church & Dwight Co.
Inc.	Household Products	1.4
Top Ten		14.8%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2016, the expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

9

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
Switzerland	5.3%	2.7%
United Kingdom	2.3	6.0
Germany	1.5	2.9
Other	2.7	8.5
Subtotal	11.8%	20.1%
Pacific
Australia	4.8%	2.4%
Japan	3.9	8.6
South Korea	3.2	1.6
Hong Kong	3.0	1.3
Other	0.9	0.5
Subtotal	15.8%	14.4%
Emerging Markets
India	2.3%	1.2%
Taiwan	2.2	1.5
Brazil	1.6	0.9
Other	2.6	5.7
Subtotal	8.7%	9.3%
North America
United States	56.8%	52.7%
Canada	6.4	3.3
Subtotal	63.2%	56.0%
Middle East	0.5%	0.2%

10

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2016
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility
Fund*Investor Shares	4.23%	9.82%	$13,104
FTSE Global All Cap Index (USD
Hedged)	3.09	6.72	12,063
Global Funds Average	0.98	2.46	10,725

Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral Shares	4.39%	9.92%	$65,697
FTSE Global All Cap Index (USD Hedged)	3.09	6.72	60,314
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Global Minimum Volatility Fund

Fiscal-Year Total Returns (%): December 12, 2013, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	10.99%	11.08%
Admiral Shares	12/12/2013	11.12	11.19

12

Global Minimum Volatility Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.1%)[1]
Australia (4.7%)
AGL Energy Ltd.	827,252	12,051
Wesfarmers Ltd.	367,202	11,434
Transurban Group	1,226,320	9,676
Stockland	2,204,185	7,403
Ramsay Health Care Ltd.	98,463	5,483
Cochlear Ltd.	44,476	4,321
JB Hi-Fi Ltd.	193,336	4,168
DUET Group	2,084,006	3,773
Caltex Australia Ltd.	151,102	3,517
Coca-Cola Amatil Ltd.	358,529	2,597
ASX Ltd.	72,176	2,582
GPT Group	514,397	1,819
Sonic Healthcare Ltd.	107,293	1,669
Aurizon Holdings Ltd.	407,600	1,510
BWP Trust	383,701	865
Goodman Group	119,454	616
Charter Hall Retail REIT	191,055	602
		74,086
Belgium (0.6%)
Colruyt SA	113,482	6,099
Elia System Operator SA/NV	23,212	1,201
Sofina SA	6,290	879
Cofinimmo SA	5,474	641
		8,820
Brazil (1.6%)
Telefonica Brasil SA ADR	726,126	10,456
BRF SA ADR	474,056	7,926
Ambev SA ADR	889,910	5,251
TIM Participacoes SA ADR	61,005	845
Cia de Saneamento Basico
do Estado de Sao Paulo
ADR	66,423	699
		25,177
Canada (6.4%)
BCE Inc.	499,910	22,713
TELUS Corp.	447,081	14,476
^ Dollarama Inc.	184,597	13,794

	Emera Inc.	316,311	11,032
	Shaw Communications Inc.
	Class B	403,497	7,996
^	Canadian Tire Corp. Ltd.
	Class A	63,338	6,157
	TransCanada Corp.	87,611	3,966
^	Bank of Montreal	60,681	3,862
	Pembina Pipeline Corp.	108,535	3,335
	Intact Financial Corp.	35,402	2,406
^	Metro Inc.	72,882	2,253
	Fortis Inc.	62,428	2,055
^	Cineplex Inc.	49,300	1,874
	Parkland Fuel Corp.	66,839	1,561
2	Hydro One Ltd.	59,688	1,089
	Open Text Corp.	17,262	1,072
	H&R REIT	37,097	631
^	RioCan REIT	30,410	591
			100,863
Chile (0.2%)
	Enersis Americas SA ADR	150,624	1,306
	Sociedad Quimica y Minera
	de Chile SA ADR	41,614	1,217
	Cia Cervecerias Unidas SA
	ADR	30,786	662
			3,185
China (0.3%)
	China Mobile Ltd. ADR	76,191	4,376

Denmark (0.2%)
	ISS A/S	44,768	1,757
	William Demant Holding A/S	30,782	573
	Royal Unibrew A/S	9,785	458
			2,788
France (0.0%)
	BioMerieux	4,866	709

Germany (1.4%)
	Merck KGaA	56,421	5,807
	adidas AG	23,444	3,852
	STADA Arzneimittel AG	71,425	3,582

13

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Fielmann AG	39,184	2,720
Celesio AG	61,654	1,730
MTU Aero Engines AG	15,632	1,632
LANXESS AG	21,418	1,373
RHOEN-KLINIKUM AG	44,813	1,247
Henkel AG & Co. KGaA
Preference Shares	4,820	620
		22,563
Hong Kong (3.0%)
CLP Holdings Ltd.	2,289,850	23,276
Hang Seng Bank Ltd.	298,000	5,374
Power Assets Holdings
Ltd.	531,500	4,988
AAC Technologies
Holdings Inc.	414,000	3,944
Yuexiu REIT	5,326,000	3,055
Cheung Kong
Infrastructure Holdings
Ltd.	297,000	2,431
Want Want China
Holdings Ltd.	3,487,000	2,123
Chow Tai Fook Jewellery
Group Ltd.	1,969,600	1,397
		46,588
India (2.3%)
HDFC Bank Ltd. ADR	330,170	23,369
Dr Reddy’s Laboratories
Ltd. ADR	177,457	8,747
Infosys Ltd. ADR	255,677	3,902
		36,018
Indonesia (0.5%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	246,300	8,002

Ireland (0.1%)
Kerry Group plc Class A	11,196	813

Israel (0.5%)
Bank Hapoalim BM	400,095	2,308
Bezeq The Israeli
Telecommunication Corp.
Ltd.	893,813	1,623
Teva Pharmaceutical
Industries Ltd.	37,909	1,583
Teva Pharmaceutical
Industries Ltd. ADR	26,908	1,150
Paz Oil Co. Ltd.	5,690	889
		7,553
Italy (0.1%)
Terna Rete Elettrica
Nazionale SPA	305,099	1,493

Japan (3.8%)
Sawai Pharmaceutical Co.
Ltd.	136,000	8,789
Mitsubishi Tanabe
Pharma Corp.	386,900	7,531
Daiichi Sankyo Co. Ltd.	283,100	6,803
Takeda Pharmaceutical
Co. Ltd.	151,100	6,758
Kagome Co. Ltd.	221,800	5,816
Sumitomo Dainippon
Pharma Co. Ltd.	290,100	5,024
Taisho Pharmaceutical
Holdings Co. Ltd.	37,700	3,678
TonenGeneral Sekiyu KK	355,000	3,495
MOS Food Services Inc.	60,500	2,032
Canon Inc.	69,800	2,005
Toho Co. Ltd.	49,100	1,473
Sankyo Co. Ltd.	40,300	1,420
Takashimaya Co. Ltd.	119,000	970
Rohto Pharmaceutical Co.
Ltd.	51,000	895
Ringer Hut Co. Ltd.	28,800	733
ABC-Mart Inc.	10,200	621
Earth Chemical Co. Ltd.	13,200	613
Toyo Suisan Kaisha Ltd.	15,000	608
Studio Alice Co. Ltd.	28,500	575
		59,839
Mexico (0.8%)
Fomento Economico
Mexicano SAB de CV ADR	91,132	8,719
Grupo Aeroportuario del
Pacifico SAB de CV ADR	34,717	3,355
Grupo Televisa SAB ADR	34,665	850
		12,924
Norway (0.5%)
Orkla ASA	673,403	6,358
Norsk Hydro ASA	269,503	1,205
		7,563
Russia (0.8%)
Novatek OJSC GDR	50,176	5,350
MMC Norilsk Nickel PJSC
ADR	301,262	4,544
Gazprom PJSC ADR	546,875	2,358
		12,252
Singapore (0.9%)
Oversea-Chinese Banking
Corp. Ltd.	1,025,748	6,249
United Overseas Bank Ltd.	249,700	3,369
Singapore Airlines Ltd.	409,400	2,979
Wilmar International Ltd.	481,400	1,143
CapitaLand Mall Trust	270,700	403
		14,143

14

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
South Korea (3.2%)
	KT Corp.	510,114	14,390
	Korea Zinc Co. Ltd.	26,278	10,434
	SK Telecom Co. Ltd.	49,961	9,794
	Woori Bank	260,724	2,841
	NAVER Corp.	3,041	2,275
	GS Holdings Corp.	45,783	2,037
	Hotel Shilla Co. Ltd.	24,691	1,235
	Kakao Corp.	16,227	1,082
	E-MART Inc.	7,382	1,047
	Kangwon Land Inc.	30,739	1,019
	S-Oil Corp.	13,445	919
	Macquarie Korea
	Infrastructure Fund	106,880	823
	CJ CheilJedang Corp.	2,635	804
	Samsung Card Co. Ltd.	19,017	801
	LG Corp.	13,123	702
	Daewoong Pharmaceutical
	Co. Ltd.	8,065	480
			50,683
Spain (0.2%)
	Endesa SA	74,331	1,578
*	Red Electrica Corp. SA	62,340	1,299
	Viscofan SA	9,941	468
	Ebro Foods SA	17,809	384
			3,729
Sweden (0.9%)
	Swedish Match AB	351,800	12,243
^	Tele2 AB	133,241	1,100
*	Tele2 AB Rights Exp.
	11/16/2016	133,241	40
			13,383
Switzerland (5.3%)
	Kuehne & Nagel
	International AG	108,640	14,725
	Swisscom AG	32,097	14,672
	Sonova Holding AG	103,137	13,832
	Logitech International SA	567,125	13,717
	Baloise Holding AG	54,703	6,730
	Sika AG	742	3,566
	dorma&kaba Holding AG	4,796	3,333
	Swiss Prime Site AG	38,590	3,201
	Chocoladefabriken Lindt &
	Spruengli AG Participation
	Certificates	493	2,560
*	Flughafen Zuerich AG	9,890	1,818
	Partners Group Holding AG	3,186	1,613
	Allreal Holding AG	9,242	1,360
	Siegfried Holding AG	3,851	792
	EMS-Chemie Holding AG	1,292	649
	Straumann Holding AG	1,611	604
	Chocoladefabriken Lindt &
	Spruengli AG Registered
	Shares	5	310
			83,482

Taiwan (2.2%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	781,827	24,315
	Chunghwa Telecom Co.
	Ltd. ADR	161,501	5,515
	Siliconware Precision
	Industries Co. Ltd. ADR	486,505	3,644
	United Microelectronics
	Corp. ADR	649,400	1,234
			34,708
United Kingdom (2.2%)
	Royal Mail plc	926,507	5,559
	DCC plc	56,090	4,563
	GlaxoSmithKline plc	179,759	3,551
	UBM plc	329,554	2,893
2	Merlin Entertainments plc	454,738	2,563
	Tate & Lyle plc	237,881	2,269
	Direct Line Insurance
	Group plc	488,288	2,066
	Reckitt Benckiser Group plc	19,275	1,724
	SSE plc	79,867	1,553
	RELX NV	62,909	1,123
	Croda International plc	25,289	1,081
	UK Commercial Property
	Trust Ltd.	899,207	859
	Playtech plc	73,865	838
	Meggitt plc	126,346	672
	F&C Commercial Property
	Trust Ltd.	434,498	667
	Greene King plc	71,219	637
	Indivior plc	156,397	601
	RPC Group plc	51,115	593
	Inchcape plc	73,936	588
	Regus plc	175,484	534
	Ultra Electronics Holdings
	plc	17,786	404
			35,338
United States (56.4%)
Consumer Discretionary (4.0%)
	Aramark	349,903	13,027
	Pool Corp.	84,362	7,810
	Genuine Parts Co.	71,939	6,517
	Service Corp. International	164,437	4,210
*	Madison Square Garden Co.
	Class A	23,169	3,834
	Ross Stores Inc.	53,680	3,357
	Children’s Place Inc.	42,525	3,230
*	AutoZone Inc.	4,052	3,007
*	Murphy USA Inc.	31,141	2,142
*	O’Reilly Automotive Inc.	7,200	1,904
	Monro Muffler Brake Inc.	29,134	1,602
	Cable One Inc.	2,569	1,482
	Churchill Downs Inc.	10,875	1,479

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp-Liberty
	Media Class A	47,245	1,315
	Vail Resorts Inc.	8,163	1,302
*	Liberty Broadband Corp.	18,359	1,224
^	Regal Entertainment Group
	Class A	52,989	1,140
*	LifeLock Inc.	52,557	846
	John Wiley & Sons Inc.
	Class A	14,755	761
	DineEquity Inc.	9,310	736
	Choice Hotels International
	Inc.	13,846	671
*	Liberty Media Corp-Liberty
	Media	22,710	622
	New York Times Co. Class A	45,523	496
			62,714
Consumer Staples (8.5%)
	Church & Dwight Co. Inc.	463,846	22,385
	Spectrum Brands Holdings
	Inc.	162,208	21,937
	Clorox Co.	165,989	19,922
	Kimberly-Clark Corp.	131,329	15,025
	Vector Group Ltd.	668,791	14,005
	Sysco Corp.	225,737	10,862
	Colgate-Palmolive Co.	146,189	10,432
	Altria Group Inc.	103,245	6,827
	Lancaster Colony Corp.	33,726	4,406
	Philip Morris International
	Inc.	31,600	3,048
	Ingredion Inc.	9,889	1,297
	WD-40 Co.	7,491	799
	Fresh Del Monte Produce
	Inc.	12,537	757
	J&J Snack Foods Corp.	4,400	537
	McCormick & Co. Inc.	5,400	518
			132,757
Energy (0.4%)
	Cosan Ltd.	289,575	2,577
	World Fuel Services Corp.	61,476	2,474
	Exxon Mobil Corp.	23,497	1,958
			7,009
Financials (8.2%)
	RenaissanceRe Holdings
	Ltd.	194,300	24,150
	Washington Federal Inc.	397,132	10,822
	Brown & Brown Inc.	226,200	8,338
	Chimera Investment Corp.	453,330	7,104
	ProAssurance Corp.	132,894	7,083
	Two Harbors Investment
	Corp.	818,470	6,818
	Capitol Federal Financial
	Inc.	455,900	6,688
	Beneficial Bancorp Inc.	433,982	6,293
	Arthur J Gallagher & Co.	107,283	5,174

	Blackstone Mortgage Trust
	Inc. Class A	151,797	4,584
*	Essent Group Ltd.	150,286	3,974
	TFS Financial Corp.	219,700	3,915
	Starwood Property Trust
	Inc.	159,460	3,546
	Oritani Financial Corp.	206,400	3,230
	MFA Financial Inc.	418,444	3,059
	Marsh & McLennan Cos.
	Inc.	46,600	2,954
*	Arch Capital Group Ltd.	36,803	2,870
	AGNC Investment Corp.	133,795	2,684
	Capstead Mortgage Corp.	241,849	2,300
	American Financial Group
	Inc.	23,331	1,738
	People’s United Financial
	Inc.	103,849	1,686
	Northwest Bancshares Inc.	97,172	1,529
	Axis Capital Holdings Ltd.	25,360	1,445
	Allied World Assurance Co.
	Holdings AG	28,896	1,242
	Annaly Capital Management
	Inc.	108,600	1,125
	Torchmark Corp.	15,808	1,002
	White Mountains Insurance
	Group Ltd.	1,126	934
	CYS Investments Inc.	102,919	887
	Brookline Bancorp Inc.	68,100	872
	Investors Bancorp Inc.	54,095	663
	Safety Insurance Group Inc.	6,600	447
	Dime Community
	Bancshares Inc.	25,000	405
			129,561
Health Care (7.7%)
	Johnson & Johnson	198,616	23,037
	Owens & Minor Inc.	481,544	15,626
*	Intuitive Surgical Inc.	20,646	13,876
	CR Bard Inc.	38,267	8,292
	Patterson Cos. Inc.	171,936	7,343
*	Laboratory Corp. of
	America Holdings	53,901	6,756
	Teleflex Inc.	43,021	6,158
	Chemed Corp.	42,398	5,996
*	Henry Schein Inc.	32,476	4,845
	Pfizer Inc.	135,771	4,305
	Hill-Rom Holdings Inc.	62,433	3,459
	Quest Diagnostics Inc.	41,446	3,375
	Danaher Corp.	36,900	2,899
*	Integra LifeSciences
	Holdings Corp.	33,397	2,655
	Eli Lilly & Co.	34,411	2,541
*	Varian Medical Systems Inc.	20,456	1,856
*	ICU Medical Inc.	11,241	1,566
	Cantel Medical Corp.	21,506	1,532
*	HealthEquity Inc.	34,293	1,140

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Dentsply Sirona Inc.	19,519	1,124
*	Bio-Rad Laboratories Inc.
	Class A	5,785	915
*	Premier Inc. Class A	26,952	858
*	WellCare Health Plans Inc.	5,571	632
*	Masimo Corp.	19	1
			120,787
Industrials (9.5%)
	Waste Management Inc.	366,593	24,071
	Expeditors International of
	Washington Inc.	457,904	23,568
	United Parcel Service Inc.
	Class B	217,051	23,389
	Northrop Grumman Corp.	56,788	13,004
	L-3 Communications
	Holdings Inc.	90,664	12,416
	Carlisle Cos. Inc.	78,206	8,200
	Rollins Inc.	194,918	6,007
	BWX Technologies Inc.	137,363	5,387
	Republic Services Inc.
	Class A	97,995	5,158
*	Copart Inc.	82,419	4,325
	General Dynamics Corp.	20,100	3,030
	Lockheed Martin Corp.	11,992	2,955
	Cintas Corp.	22,330	2,382
	3M Co.	14,100	2,331
	Healthcare Services
	Group Inc.	62,724	2,319
	Huntington Ingalls
	Industries Inc.	12,812	2,067
*	Teledyne Technologies Inc.	17,400	1,874
	National Presto Industries
	Inc.	20,674	1,804
	KAR Auction Services Inc.	42,236	1,798
	Matthews International Corp.
	Class A	16,715	1,001
	UniFirst Corp.	7,195	881
	Rockwell Collins Inc.	8,803	742
	Raytheon Co.	4,852	663
			149,372
Information Technology (7.0%)
	Jack Henry & Associates
	Inc.	273,567	22,164
	Paychex Inc.	288,625	15,932
	Amdocs Ltd.	253,968	14,845
	Broadridge Financial
	Solutions Inc.	148,843	9,624
	Automatic Data Processing
	Inc.	58,893	5,127
	Motorola Solutions Inc.	68,600	4,979
*	Synopsys Inc.	72,182	4,281
	Harris Corp.	47,898	4,273
	InterDigital Inc.	43,826	3,096
	Amphenol Corp. Class A	44,813	2,955

*	CACI International Inc.
	Class A	28,540	2,793
*	Euronet Worldwide Inc.	20,797	1,654
	Mentor Graphics Corp.	52,586	1,520
	Science Applications
	International Corp.	20,701	1,427
*	Cardtronics plc Class A	27,712	1,386
*	Genpact Ltd.	60,068	1,381
	Dolby Laboratories Inc.
	Class A	28,616	1,362
	CDW Corp.	29,393	1,320
*	Viavi Solutions Inc.	184,091	1,311
*	Gartner Inc.	14,108	1,214
	Cognex Corp.	22,595	1,166
	DST Systems Inc.	11,785	1,133
*	NETGEAR Inc.	19,490	984
	Littelfuse Inc.	5,994	836
*	Itron Inc.	13,161	709
	CSG Systems
	International Inc.	18,286	695
*	Sohu.com Inc.	15,378	576
	National Instruments Corp.	19,000	534
*	Progress Software Corp.	19,000	511
			109,788
Materials (3.4%)
	Kaiser Aluminum Corp.	205,576	14,902
	Compass Minerals
	International Inc.	203,358	14,611
	AptarGroup Inc.	185,036	13,219
	Sonoco Products Co.	186,390	9,374
	Worthington Industries Inc.	25,051	1,177
	Silgan Holdings Inc.	16,625	847
			54,130
Real Estate (3.8%)
	Lamar Advertising Co.
	Class A	158,167	10,036
*	Equity Commonwealth	311,369	9,406
	Rayonier Inc.	272,400	7,306
	Healthcare Trust of
	America Inc. Class A	186,634	5,711
	PS Business Parks Inc.	34,375	3,774
	New York REIT Inc.	356,734	3,360
	Piedmont Office Realty
	Trust Inc. Class A	120,630	2,471
	WP Carey Inc.	34,915	2,121
	Acadia Realty Trust	56,000	1,887
	Equity One Inc.	50,389	1,436
3	Hudson Pacific Properties
	Inc.	42,608	1,432
	Healthcare Realty Trust Inc.	43,610	1,391
	Empire State Realty Trust
	Inc.	68,170	1,334
	DCT Industrial Trust Inc.	27,929	1,306
	EastGroup Properties Inc.	18,339	1,245

17

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Ramco-Gershenson
Properties Trust	60,746	1,053
Urstadt Biddle Properties Inc.
Class A	40,998	881
Franklin Street Properties
Corp.	72,029	833
Education Realty Trust Inc.	19,133	815
STAG Industrial Inc.	25,426	587
Universal Health Realty
Income Trust	8,800	517
Investors Real Estate Trust	82,500	501
		59,403
Telecommunication Services (0.2%)
Cogent Communications
Holdings Inc.	42,888	1,583
Windstream Holdings Inc.	106,003	832
		2,415
Utilities (3.7%)
IDACORP Inc.	147,196	11,539
Vectren Corp.	190,567	9,588
Portland General Electric
Co.	163,848	7,150
Southern Co.	133,667	6,893
ALLETE Inc.	80,705	4,946
MDU Resources Group Inc.	146,470	3,839
Avista Corp.	77,012	3,188
NorthWestern Corp.	54,051	3,111
Ameren Corp.	36,454	1,821
Duke Energy Corp.	18,700	1,496
Spire Inc.	20,533	1,290
Avangrid Inc.	23,699	934
OGE Energy Corp.	28,179	875
Enersis Chile SA ADR	152,793	759
Dominion Resources Inc.	6,600	496
		57,925
		885,861
Total Common Stocks
(Cost $1,474,071)		1,556,939
Temporary Cash Investments (2.0%)[1]
Money Market Fund (1.9%)
[4,5] Vanguard Market Liquidity
Fund, 0.718%	301,817	30,184

U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
0.291%, 12/22/16	100	100
United States Treasury Bill,
0.292%–0.325%, 12/29/16	200	200
United States Treasury Bill,
0.287%, 1/5/17	100	100
		400
Total Temporary Cash Investments
(Cost $30,584)		30,584
Total Investments (101.1%)
(Cost $1,504,655)		1,587,523

		Amount
		($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in Vanguard		122
Receivables for Accrued Income		2,354
Receivables for Capital Shares Issued		3,123
Other Assets		9,479
Total Other Assets		15,078
Liabilities
Payables for Investment Securities
Purchased		(6)
Collateral for Securities on Loan		(28,229)
Payables for Capital Shares Redeemed		(1,330)
Payables to Vanguard		(390)
Other Liabilities		(1,668)
Total Liabilities		(31,623)
Net Assets (100%)		1,570,978

18

Global Minimum Volatility Fund

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,470,274
Undistributed Net Investment Income	32,307
Accumulated Net Realized Losses	(20,982)
Unrealized Appreciation (Depreciation)
Investment Securities	82,868
Futures Contracts	59
Forward Currency Contracts	6,487
Foreign Currencies	(35)
Net Assets	1,570,978

Investor Shares—Net Assets
Applicable to 35,173,048 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	419,412
Net Asset Value Per Share—
Investor Shares	$11.92

Admiral Shares—Net Assets
Applicable to 48,259,232 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,151,566
Net Asset Value Per Share—
Admiral Shares	$23.86

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,616,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 1.4%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was $3,652,000, representing 0.2% of net assets.
3 Securities with a value of $958,000 have been segregated as initial margin for open futures contracts.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $28,229,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Global Minimum Volatility Fund

Statement of Operations

Year Ended
October 31, 2016
($000)
Investment Income
Income
Dividends[1]	42,483
Interest[2]	72
Securities Lending—Net	453
Total Income	43,008
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,217
Management and Administrative—Investor Shares	638
Management and Administrative—Admiral Shares	572
Marketing and Distribution—Investor Shares	121
Marketing and Distribution—Admiral Shares	106
Custodian Fees	227
Auditing Fees	47
Shareholders’ Reports—Investor Shares	12
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	2,953
Net Investment Income	40,055
Realized Net Gain (Loss)
Investment Securities Sold[2]	(22,242)
Futures Contracts	1,256
Foreign Currencies and Forward Currency Contracts	2,558
Realized Net Gain (Loss)	(18,428)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	43,813
Futures Contracts	(172)
Foreign Currencies and Forward Currency Contracts	4,607
Change in Unrealized Appreciation (Depreciation)	48,248
Net Increase (Decrease) in Net Assets Resulting from Operations	69,875

1 Dividends are net of foreign withholding taxes of $2,158,000.
2 Interest income and realized net gain (loss) from an affiliated company of the fund were $72,000 and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,055	21,205
Realized Net Gain (Loss)	(18,428)	31,565
Change in Unrealized Appreciation (Depreciation)	48,248	11,764
Net Increase (Decrease) in Net Assets Resulting from Operations	69,875	64,534
Distributions
Net Investment Income
Investor Shares	(8,415)	(9,075)
Admiral Shares	(15,208)	(3,883)
Realized Capital Gain[1]
Investor Shares	(6,527)	(13,061)
Admiral Shares	(11,326)	(5,350)
Total Distributions	(41,476)	(31,369)
Capital Share Transactions
Investor Shares	(41,867)	73,567
Admiral Shares	376,134	626,768
Net Increase (Decrease) from Capital Share Transactions	334,267	700,335
Total Increase (Decrease)	362,666	733,500
Net Assets
Beginning of Period	1,208,312	474,812
End of Period[2]	1,570,978	1,208,312

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $2,919,000 and $13,523,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $32,307,000 and $15,621,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
			Dec. 12,
	Year Ended		2013[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$11.81	$11.41	$10.00
Investment Operations
Net Investment Income	. 293	. 288 [2]	.262
Net Realized and Unrealized Gain (Loss) on Investments	.181	.795	1.172
Total from Investment Operations	.474	1.083	1.434
Distributions
Dividends from Net Investment Income	(. 205)	(. 280)	(. 024)
Distributions from Realized Capital Gains	(.159)	(.403)	—
Total Distributions	(. 364)	(. 683)	(. 024)
Net Asset Value, End of Period	$11.92	$11.81	$11.41

Total Return[3]	4.23%	9.93%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$419	$451	$360
Ratio of Total Expenses to Average Net Assets	0.25%	0.27%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	2.63%	2.52%	3.18%[4]
Portfolio Turnover Rate	58%	57%	49%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
			Dec. 12,
	Year Ended		2013[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$23.62	$22.83	$20.00
Investment Operations
Net Investment Income	. 608	. 605 [2]	.546
Net Realized and Unrealized Gain (Loss) on Investments	.377	1.576	2.332
Total from Investment Operations	.985	2.181	2.878
Distributions
Dividends from Net Investment Income	(. 427)	(. 585)	(. 048)
Distributions from Realized Capital Gains	(.318)	(.806)	—
Total Distributions	(.745)	(1.391)	(.048)
Net Asset Value, End of Period	$23.86	$23.62	$22.83

Total Return[3]	4.39%	10.00%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,152	$757	$115
Ratio of Total Expenses to Average Net Assets	0.17%	0.21%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.71%	2.58%	3.28%[4]
Portfolio Turnover Rate	58%	57%	49%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

24

Global Minimum Volatility Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 47% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business

25

Global Minimum Volatility Fund

day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

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Global Minimum Volatility Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $122,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	226,403	444,675	—
Common Stocks—United States	885,861	—	—
Temporary Cash Investments	30,184	400	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(18)	—	—
Forward Currency Contracts—Assets	—	7,855	—
Forward Currency Contracts—Liabilities	—	(1,368)	—
Total	1,142,437	451,562	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	7	7,855	7,862
Other Liabilities	(18)	(1,368)	(1,386)

27

Global Minimum Volatility Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,256	—	1,256
Forward Currency Contracts	—	2,659	2,659
Realized Net Gain (Loss) on Derivatives	1,256	2,659	3,915

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(172)	—	(172)
Forward Currency Contracts	—	4,628	4,628
Change in Unrealized Appreciation (Depreciation) on Derivatives	(172)	4,628	4,456

At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	56	5,936	(61)
S&P ASX 200 Index	December 2016	8	805	33
Dow Jones EURO STOXX 50 Index	December 2016	22	736	23
Topix Index	December 2016	5	664	29
FTSE 100 Index	December 2016	7	592	35
				59

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

Global Minimum Volatility Fund

At October 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Danish krone, Hong Kong dollar, Indonesian rupiah, Singapore dollar, and Taiwanese dollar contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	11/18/16	GBP	10,053	USD	12,375	(66)
Credit Suisse International	11/18/16	HKD	45,291	USD	5,840	—
Goldman Sachs International	11/18/16	USD	99,644	CAD	131,702	1,444
BNP Paribas	11/18/16	USD	82,579	CHF	80,694	958
Goldman Sachs International	11/18/16	USD	76,228	AUD	100,747	(375)
Credit Suisse International	11/18/16	USD	60,012	JPY	6,227,076	599
Goldman Sachs International	11/18/16	USD	55,000	HKD	426,523	(1)
BNP Paribas	11/18/16	USD	50,949	KRW	56,988,799	1,148
Goldman Sachs International	11/18/16	USD	48,942	GBP	38,707	1,548
Goldman Sachs International	11/18/16	USD	38,544	EUR	34,421	731
BNP Paribas	11/18/16	USD	35,713	INR	2,399,315	(115)
BNP Paribas	11/18/16	USD	34,376	TWD	1,084,734	(10)
BNP Paribas	11/18/16	USD	24,755	BRL	80,859	(436)
Goldman Sachs International	11/18/16	USD	14,288	SGD	19,609	191
Goldman Sachs International	11/18/16	USD	12,854	MXN	248,491	(264)
BNP Paribas	11/18/16	USD	12,295	RUB	771,953	173
Goldman Sachs International	11/18/16	USD	11,660	SEK	100,349	540
BNP Paribas	11/18/16	USD	8,324	IDR	109,051,794	(15)
Goldman Sachs International	11/17/16	USD	7,740	ILS	29,301	100
Goldman Sachs International	11/18/16	USD	7,194	NOK	57,923	184
BNP Paribas	11/18/16	USD	3,760	CLP	2,515,904	(86)
Goldman Sachs International	11/18/16	USD	2,947	DKK	19,589	53
BNP Paribas	11/18/16	USD	2,844	CAD	3,720	70

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Global Minimum Volatility Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	11/18/16	USD	2,633	CHF	2,573	31
Goldman Sachs International	11/18/16	USD	1,961	HKD	15,210	—
Goldman Sachs International	11/18/16	USD	1,331	JPY	138,156	13
BNP Paribas	11/18/16	USD	1,064	SEK	9,155	49
BNP Paribas	11/18/16	USD	713	GBP	564	23
						6,487

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
DKK—Danish krone.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
RUB—Russian ruble.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.

At October 31, 2016, the counterparties had deposited in segregated accounts securities and cash with a value of $7,142,000 in connection with open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

30

Global Minimum Volatility Fund

During the year ended October 31, 2016, the fund realized net foreign currency losses of $101,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2016, the fund had $34,470,000 of ordinary income available for distribution. The fund had available capital losses totaling $14,548,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2016, the cost of investment securities for tax purposes was $1,506,723,000. Net unrealized appreciation of investment securities for tax purposes was $80,800,000, consisting of unrealized gains of $121,564,000 on securities that had risen in value since their purchase and $40,764,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2016, the fund purchased $1,200,737,000 of investment securities and sold $859,684,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	214,536	18,493	259,472	22,420
Issued in Lieu of Cash Distributions	14,502	1,302	21,996	2,000
Redeemed	(270,905)	(22,823)	(207,901)	(17,760)
Net Increase (Decrease)—Investor Shares	(41,867)	(3,028)	73,567	6,660
Admiral Shares
Issued	705,818	30,468	772,864	33,351
Issued in Lieu of Cash Distributions	23,214	1,042	8,043	366
Redeemed	(352,898)	(15,309)	(154,139)	(6,699)
Net Increase (Decrease)—Admiral Shares	376,134	16,201	626,768	27,018

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Global Minimum Volatility Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Minimum Volatility Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,934,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $17,278,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 32.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Minimum Volatility Fund Investor Shares
Periods Ended October 31, 2016

		Since
	One	Inception
	Year	(12/12/2013)
Returns Before Taxes	4.23%	9.82%
Returns After Taxes on Distributions	3.33	8.69
Returns After Taxes on Distributions and Sale of Fund Shares	2.86	7.27

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,041.05	$1.18
Admiral Shares	1,000.00	1,041.47	0.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.98	$1.17
Admiral Shares	1,000.00	1,024.28	0.87

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

35

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122016

Annual Report | October 31, 2016
Vanguard International Dividend Index Funds
Vanguard International Dividend Appreciation Index Fund
Vanguard International High Dividend Yield Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
International Dividend Appreciation Index Fund.	7
International High Dividend Yield Index Fund.	27
About Your Fund’s Expenses.	59
Glossary.	61

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard International Dividend Appreciation Index Fund returned 9.57% for Investor Shares and 9.64% for ETF Shares (based on net asset value) from their February 25, 2016, inception through October 31, 2016. The fund’s Admiral Shares, from their March 2, 2016, inception, returned 6.54%.

• Vanguard International High Dividend Yield Index Fund returned 13.26% for Investor Shares and 13.37% for ETF Shares from their February 25 inception through October 31. The fund’s Admiral Shares, from their March 2 inception, returned 9.73%.

• The funds trailed their benchmark indexes as the process of launching the funds served as an initial drag on performance.

• Emerging markets posted the highest returns. Pacific region results were also strong, boosted in part by the rising Japanese yen and Australian dollar.

• Please note that on November 30, we announced that purchase and redemption fees of 0.25% would be added for Investor and Admiral Shares, effective February 7, 2017.

Total Returns: Period Ended October 31, 2016

Returns Since
Inception
Vanguard International Dividend Appreciation Index Fund
Investor Shares (Inception: 2/25/2016)	9.57%
ETF Shares (Inception: 2/25/2016)
Market Price	10.03
Net Asset Value	9.64
Admiral™ Shares (Inception: 3/2/2016)	6.54
NASDAQ International Dividend Achievers Select Index	10.47
International Large-Cap Core Funds Average	10.00
International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Returns Since
Inception
Vanguard International High Dividend Yield Index Fund
Investor Shares (Inception: 2/25/2016)	13.26%
ETF Shares (Inception: 2/25/2016)
Market Price	13.79
Net Asset Value	13.37
Admiral Shares (Inception: 3/2/2016)	9.73
FTSE All-World ex US High Dividend Yield Index	14.71
International Income Funds Average	5.05
International Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
International Dividend Appreciation
Index Fund	0.35%	0.25%	0.25%	1.23%
International High Dividend Yield Index
Fund	0.40	0.30	0.30	1.05

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2016, the funds’ annualized expense ratios were: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer groups: For the International Dividend Appreciation Index Fund, International Large-Cap Core Funds; for the International High Dividend Yield Index Fund, International Income Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Over the three years ended August 31, 2016, investors poured more than $1 trillion into index funds. Indexing now accounts for nearly a third of all mutual fund assets—more than double what it did a decade ago and eight times its share two decades ago.1

By contrast, active management’s commercial struggles have reflected its disappointing investment performance. Over the decade ended December 31, 2015, 82% of actively managed stock funds and 81% of active bond funds have either underperformed their benchmarks or shut down.

This subpar performance has fueled the explosion of asset growth in indexing among individual, retirement, and nonprofit investors. So what might the trend mean for the future of actively managed funds?

Our research and experience indicate that active management can survive—and even succeed—but only if it’s offered at much lower expense.

High costs, which limit a manager’s ability to deliver benchmark-beating returns to clients, are the biggest reason why active has lagged. Industrywide as of December 31, 2015, the average expense ratio for all active stock funds is 1.14%, compared with 0.76% for stock index

1 Sources: Wall Street Journal; Morningstar, Inc.; and Investment Company Institute, 2016.

funds. And the expense advantage is even wider for bonds; the average expense ratio for an active bond fund is 0.93%, compared with 0.43% for bond index funds.

But even these big differences understate the real gap. These days, it’s not hard to find an index fund that charges maybe 0.05% or 0.10%. So even if you have identified active managers who are skilled at selecting stocks and bonds, to match the return of a comparable (much cheaper) index fund would require significant outperformance. Think about it. Any fund that charges 1.00% in expenses—not even the high end of the range—will find it extraordinarily difficult to overcome the index fund’s head start.

Active management also has taken a hit from a regulatory environment that has been favorable to low-cost strategies. The U.S. Department of Labor several years ago mandated greater disclosure of retirement plan fees. And its new fiduciary rule, which is set to take effect in April, requires financial advisors to demonstrate that their recommendations are aligned with their clients’ best interest. Both changes encourage the use of lower-cost investments, including index funds.

The future of active management

In light of all this, people have been asking me whether active management is “dead.” My response is both yes and no. High-cost active management is dead, and rightly so. It has never been a winning proposition

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.26%	8.48%	13.51%
Russell 2000 Index (Small-caps)	4.11	4.12	11.51
Russell 3000 Index (Broad U.S. market)	4.24	8.13	13.35
FTSE All-World ex US Index (International)	0.64	-0.94	4.09

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.37%	3.48%	2.90%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.06	4.89	4.34
Citigroup Three-Month U.S. Treasury Bill Index	0.22	0.07	0.07

CPI
Consumer Price Index	1.64%	1.15%	1.32%

for investors. Low-cost active funds, though, can potentially play an important role for investors who seek to outperform the market.

Paying less for your funds is the only sure-fire way to improve your odds of achieving success in active management. But even if you have found an active manager with low costs, the odds of outperforming the market are still long. You have to be able to identify talented stock and bond portfolio managers with long time horizons and clear investment strategies. Look for managers with consistent track records and the discipline to stick closely to their investment strategy.

Know what you own and why

Despite the well-deserved reputation of indexing and the challenges for active managers, there’s still a place for traditional active strategies that are low-cost, diversified, and highly disciplined, and are run by talented managers who focus on the long term.

Vanguard has always applied these principles to our active strategies, and investors have benefited as a majority of our active funds outperformed their benchmarks and bested their peers’ average annual return over the ten years ended September 30, 2016.

Worried about the election’s impact on your portfolio?

The 2016 presidential election season was one of the most intense and unpredictable in U.S. history. In its aftermath, investors may be left with lingering questions about what the outcome will mean for their portfolios. The answer, based on Vanguard research into decades of historical data, is that presidential elections typically have no long-term effect on market performance.

These findings hold true regardless of the market’s initial reaction. Whether there’s a swoon or bounce immediately after an election, investors shouldn’t extrapolate that performance to the long term.

As you can see in the accompanying chart, data going back to 1853 show that stock market returns are virtually identical no matter which party controls the White House. Although headlines out of Washington at any given time may still cause concern, investors shouldn’t overreact to short-term events. Instead, it’s best to maintain a balanced and diversified portfolio and stay focused on your long-term goals.

Average annual stock market returns based on party control of the White House (1853–2015)

Sources: Global Financial Data, 1853–1926; Morningstar, Inc., and Ibbotson Associates thereafter through 2015.

But it’s crucial for investors to be patient. Even active managers with the best track records frequently underperform their benchmarks when their investment styles are out of favor. Such periods, though temporary, can persist. So it’s important when entrusting your assets to an active strategy to be in it for the long haul.

Make sure you know what you’re buying and what the risks are. Active strategies are becoming more complex, so it’s important to clearly understand what the investments in your portfolio are designed to accomplish and why you want to hold them. Otherwise, you run the risk of selecting strategies that don’t fit your needs or objectives.

Keeping these considerations in mind can potentially boost your chances of success in identifying active strategies that may be able to help you reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2016

International Dividend Appreciation Index Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIAIX	VIGI	VIAAX
Expense Ratio[1]	0.35%	0.25%	0.25%

Portfolio Characteristics
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Number of Stocks	198	198
Median Market Cap	$42.3B	$42.3B
Price/Earnings Ratio	25.2x	26.1x
Price/Book Ratio	2.6x	2.6x
Return on Equity	19.7%	19.6%
Earnings Growth
Rate	8.1%	8.4%
Dividend Yield	2.2%	2.2%
Turnover Rate	8%	—
Short-Term Reserves	8.2%	—

Sector Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Basic Materials	3.5%	3.5%
Consumer Goods	18.2	18.7
Consumer Services	10.3	10.5
Financials	8.9	8.2
Health Care	23.3	23.3
Industrials	8.8	8.5
Oil & Gas	6.9	7.0
Technology	10.1	10.0
Telecommunications	6.4	6.6
Utilities	3.6	3.7

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet	5.3%
Nestle SA	Food Products	3.8
Novartis AG	Pharmaceuticals	3.6
Sanofi	Pharmaceuticals	3.4
L'Oreal SA	Personal Products	3.3
Roche Holding AG	Pharmaceuticals	3.3
Nippon Telegraph &	Fixed Line
Telephone Corp.	Telecommunications	3.0
BHP Billiton	General Mining	2.9
Novo Nordisk A/S	Pharmaceuticals	2.4
Naspers Ltd.	Broadcasting &
	Entertainment	2.4
Top Ten		33.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2016, the annualized expense ratios were 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares.

International Dividend Appreciation Index Fund

Market Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund Select Index
Europe
Switzerland	11.1%	11.1%
France	9.5	9.4
United Kingdom	5.4	5.6
Denmark	3.3	3.2
Netherlands	2.9	2.8
Germany	2.8	2.7
Spain	1.4	1.2
Other	1.6	1.7
Subtotal	38.0%	37.7%
Pacific
Japan	9.2%	9.3%
Hong Kong	5.6	5.7
Australia	4.5	4.5
South Korea	1.7	1.7
Other	0.1	0.1
Subtotal	21.1%	21.3%
Emerging Markets
India	10.7%	10.4%
China	7.4	7.6
South Africa	2.7	2.7
Mexico	1.4	1.4
Other	1.5	1.8
Subtotal	23.7%	23.9%
North America
Canada	15.8%	15.7%
Middle East
Israel	1.4%	1.4%

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2016
Initial Investment of $10,000

	Total Returns
	Period Ended October 31, 2016
	Since	Final Value
	Inception	of a $10,000
	(2/25/2016)	Investment
International Dividend Appreciation
Index Fund Investor Shares	9.57%	$10,957
NASDAQ International Dividend
Achievers Select Index	10.47	11,047
International Large-Cap Core Funds
Average	10.00	11,000

International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $10,000
	(2/25/2016)	Investment
International Dividend Appreciation Index Fund
ETF Shares Net Asset Value	9.64%	$10,964
International Dividend Appreciation Index Fund
ETF Shares Market Price	10.03	11,003
NASDAQ International Dividend Achievers Select Index	10.47	11,047
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

	Total Returns
	Period Ended October 31, 2016
	Since	Final Value
	Inception	of a $10,000
	(3/2/2016)	Investment
International Dividend Appreciation Index
Fund Admiral Shares	6.54%	$10,654
NASDAQ International Dividend Achievers
Select Index	7.23	10,723

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2016
Since
Inception
(2/25/2016)
International Dividend Appreciation Index Fund ETF
Shares Market Price	10.03%
International Dividend Appreciation Index Fund ETF
Shares Net Asset Value	9.64
NASDAQ International Dividend Achievers Select
Index	10.47

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

International Dividend Appreciation Index Fund

Fiscal-Period Total Returns (%): February 25, 2016, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

		Since Inception
	Inception Date	Total
Investor Shares	2/25/2016	14.20%
ETF Shares	2/25/2016
Market Price		14.90
Net Asset Value		14.29
Admiral Shares	3/2/2016	11.05

International Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.1%)[1]
Australia (4.4%)
BHP Billiton Ltd.	238,155	4,161
CSL Ltd.	34,281	2,616
Woolworths Ltd.	95,294	1,710
Ramsay Health Care Ltd.	15,428	859
Domino’s Pizza Enterprises
Ltd.	7,133	348
Washington H Soul
Pattinson & Co. Ltd.	15,847	191
InvoCare Ltd.	10,897	108
Retail Food Group Ltd.	13,999	72
FlexiGroup Ltd.	41,082	70
Collection House Ltd.	19,469	20
		10,155
Belgium (0.6%)
Groupe Bruxelles Lambert
SA	12,022	1,033
Sofina SA	2,059	288
* Fagron	6,297	62
		1,383
Brazil (0.0%)
Ez Tec Empreendimentos
e Participacoes SA	15,488	80

Canada (15.7%)
Canadian National Railway
Co.	59,378	3,733
Suncor Energy Inc.	114,473	3,435
BCE Inc.	64,714	2,940
Enbridge Inc.	65,128	2,812
TransCanada Corp.	58,536	2,650
Canadian Natural
Resources Ltd.	80,086	2,542
Thomson Reuters Corp.	59,128	2,330
Imperial Oil Ltd.	62,802	2,037
TELUS Corp.	44,550	1,443
Rogers Communications
Inc. Class B	31,244	1,257

	Saputo Inc.	28,785	1,034
	Fortis Inc.	30,049	989
	Franco-Nevada Corp.	12,960	848
	Shaw Communications Inc.
	Class B	35,943	712
	Intact Financial Corp.	10,232	696
	Metro Inc.	19,356	598
	Emera Inc.	14,794	516
	Inter Pipeline Ltd.	24,378	505
	CCL Industries Inc. Class B	2,584	460
	SNC-Lavalin Group Inc.	11,108	451
	Canadian Utilities Ltd.
	Class A	14,489	414
	Keyera Corp.	13,602	408
	Ritchie Bros Auctioneers Inc.	8,229	285
	CAE Inc.	18,818	264
	Finning International Inc.	13,550	252
	Atco Ltd.	6,670	234
	Empire Co. Ltd.	15,043	217
	Stella-Jones Inc.	5,795	206
	Toromont Industries Ltd.	5,882	173
^	Canadian Western Bank	8,000	152
	Cogeco Communications
	Inc.	3,249	152
	ShawCor Ltd.	5,680	142
	Molson Coors Canada Inc.
	Class B	1,183	123
	Enghouse Systems Ltd.	3,231	121
	Jean Coutu Group PJC Inc.
	Class A	7,716	116
	Laurentian Bank of Canada	3,086	114
	Pason Systems Inc.	7,836	89
	Transcontinental Inc.
	Class A	6,112	82
	Gluskin Sheff & Associates
	Inc.	6,506	78
	Boyd Group Income Fund	1,212	75
	Computer Modelling Group
	Ltd.	7,988	59
	High Liner Foods Inc.	3,100	57

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Ensign Energy Services Inc.	5,693	34
^ Home Capital Group Inc.
Class B	600	12
		35,847
China (7.4%)
Tencent Holdings Ltd.	455,900	12,082
China Overseas Land &
Investment Ltd.	826,000	2,536
Hengan International Group
Co. Ltd.	88,000	699
China Gas Holdings Ltd.	363,000	553
China Everbright
International Ltd.	349,000	417
ENN Energy Holdings Ltd.	84,000	395
Shanghai Lujiazui Finance &
Trade Zone Development
Co. Ltd. Class B	49,940	78
Huaxin Cement Co. Ltd.
Class B	70,500	50
* Qinqin Foodstuffs Group
Cayman Co. Ltd.	8,100	3
		16,813
Colombia (0.3%)
Grupo de Inversiones
Suramericana SA	34,741	448
Bancolombia SA ADR	7,225	276
Bancolombia SA Preference
Shares	4,617	44
		768
Denmark (3.2%)
Novo Nordisk A/S Class B	155,827	5,551
Coloplast A/S Class B	15,534	1,082
Novozymes A/S	20,475	760
		7,393
Finland (0.0%)
Raisio Oyj	14,266	60

France (9.4%)
Sanofi	98,833	7,691
L’Oreal SA	42,706	7,651
Hermes International	8,045	3,259
Essilor International SA	16,770	1,885
SEB SA	3,810	561
Rubis SCA	3,328	303
IPSOS	3,920	128
		21,478
Germany (2.7%)
Fresenius SE & Co. KGaA	41,534	3,069
Fresenius Medical Care
AG & Co. KGaA	23,937	1,950
Fielmann AG	6,559	455
CTS Eventim AG & Co.
KGaA	8,321	299

Fuchs Petrolub SE
Preference Shares	5,373	240
AURELIUS Equity
Opportunities SE & Co.
KGaA	2,541	152
BayWa AG	2,913	98
		6,263
Hong Kong (5.6%)
Jardine Matheson Holdings
Ltd.	52,383	3,191
Jardine Strategic Holdings
Ltd.	82,400	2,891
MTR Corp. Ltd.	425,500	2,355
Hong Kong & China Gas
Co. Ltd.	904,600	1,767
Cheung Kong Infrastructure
Holdings Ltd.	189,000	1,546
Techtronic Industries Co.
Ltd.	145,000	545
Minth Group Ltd.	139,000	492
		12,787
India (10.6%)
Tata Consultancy Services
Ltd.	148,672	5,341
HDFC Bank Ltd. ADR	55,558	3,932
ITC Ltd.	903,985	3,293
Housing Development
Finance Corp. Ltd.	120,990	2,525
Infosys Ltd. ADR	136,156	2,078
Larsen & Toubro Ltd.	68,392	1,518
Axis Bank Ltd.	182,684	1,334
Asian Paints Ltd.	71,117	1,139
IndusInd Bank Ltd.	44,469	800
Lupin Ltd.	34,724	774
HDFC Bank Ltd.	22,105	417
Power Finance Corp. Ltd.	199,519	371
LIC Housing Finance Ltd.	41,600	363
Infosys Ltd.	16,805	251
Reliance Infrastructure Ltd.	20,163	164
Larsen & Toubro Ltd. GDR	1,491	33
		24,333
Indonesia (0.2%)
Indocement Tunggal
Prakarsa Tbk PT	290,300	365

Ireland (0.3%)
Kerry Group plc Class A	7,783	565
Glanbia plc	1,319	21
		586
Israel (1.4%)
Teva Pharmaceutical
Industries Ltd.	77,426	3,234

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Italy (0.1%)
DiaSorin SPA	4,364	268

Japan (9.2%)
Nippon Telegraph &
Telephone Corp.	155,788	6,907
Yahoo Japan Corp.	411,400	1,578
Asahi Group Holdings Ltd.	34,600	1,234
Unicharm Corp.	44,800	1,065
Sysmex Corp.	14,900	1,033
Nitori Holdings Co. Ltd.	8,300	992
Daito Trust Construction
Co. Ltd.	5,500	922
West Japan Railway Co.	13,600	837
M3 Inc.	23,800	724
Lawson Inc.	7,200	547
Don Quijote Holdings Co.
Ltd.	11,100	422
Sundrug Co. Ltd.	4,800	378
Shimamura Co. Ltd.	2,500	320
Rinnai Corp.	3,200	307
Mitsubishi UFJ Lease &
Finance Co. Ltd.	62,400	302
Kakaku.com Inc.	15,600	262
Kobayashi Pharmaceutical
Co. Ltd.	5,000	261
San-A Co. Ltd.	4,600	250
Miraca Holdings Inc.	4,900	237
Fuyo General Lease Co. Ltd.	4,600	233
Kaken Pharmaceutical Co.
Ltd.	3,200	202
Yaoko Co. Ltd.	4,600	193
Siix Corp.	4,300	172
Relo Group Inc.	1,000	166
Glory Ltd.	5,000	165
Hamakyorex Co. Ltd.	8,500	158
NEC Networks & System
Integration Corp.	8,600	153
Modec Inc.	8,700	147
Ci:z Holdings Co. Ltd.	4,900	141
Aeon Delight Co. Ltd.	4,700	139
SHO-BOND Holdings Co.
Ltd.	2,652	128
Kissei Pharmaceutical Co.
Ltd.	4,700	123
Hiday Hidaka Corp.	4,500	112
F@N Communications Inc.	13,400	100
GMO Payment Gateway Inc.	400	18
Meiko Network Japan Co.
Ltd.	400	4
JP-Holdings Inc.	400	1
		20,933

Mexico (1.4%)
America Movil SAB
de CV	3,209,032	2,126
Grupo Financiero Inbursa
SAB de CV	522,340	847
Kimberly-Clark de Mexico
SAB de CV Class A	130,600	282
		3,255
Netherlands (2.8%)
Unilever NV	131,760	5,511
Wolters Kluwer NV	24,481	947
		6,458
New Zealand (0.1%)
Ryman Healthcare Ltd.	42,998	273

Norway (0.1%)
Tomra Systems ASA	13,917	151

Philippines (0.8%)
SM Investments Corp.	90,705	1,257
Jollibee Foods Corp.	84,136	413
Manila Water Co. Inc.	162,500	102
		1,772
Poland (0.1%)
Asseco Poland SA	9,078	121

South Africa (2.7%)
Naspers Ltd.	32,945	5,518
Discovery Ltd.	53,879	460
* EOH Holdings Ltd.	14,225	169
		6,147
South Korea (1.7%)
Hyundai Motor Co.	16,863	2,059
Hyundai Mobis Co. Ltd.	7,480	1,784
Dongsuh Cos. Inc.	171	4
		3,847
Spain (1.4%)
Abertis Infraestructuras SA	78,482	1,163
* Red Electrica Corp. SA	45,448	947
Enagas SA	20,646	592
Viscofan SA	4,490	212
Vidrala SA	2,220	127
Miquel y Costas & Miquel SA	916	39
		3,080
Sweden (0.5%)
Castellum AB	23,956	325
Hufvudstaden AB Class A	19,422	301
Intrum Justitia AB	6,765	208
Wihlborgs Fastigheter AB	9,702	188
		1,022
Switzerland (11.0%)
Nestle SA	119,707	8,681
Novartis AG	117,003	8,303

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Roche Holding AG	32,707	7,512
Chocoladefabriken Lindt &
Spruengli AG	96	499
Galenica AG	128	128
		25,123
Thailand (0.1%)
* Glow Energy PCL	113,700	250

Turkey (0.0%)
BIM Birlesik Magazalar AS	2,056	33

United Kingdom (5.3%)
Shire plc	69,287	3,912
BHP Billiton plc	163,518	2,459
Experian plc	88,006	1,692
Associated British Foods plc	43,377	1,305
Smith & Nephew plc	84,306	1,219
Micro Focus International plc	19,914	521
John Wood Group plc	44,979	423
JD Sports Fashion plc	19,114	355
Abcam plc	22,206	237
Hikma Pharmaceuticals plc	2,252	48
Rightmove plc	549	25
		12,196
Total Common Stocks (Cost $229,039)		226,474
Temporary Cash Investments (9.9%)[1]
Money Market Fund (9.9%)
[2,3] Vanguard Market Liquidity
Fund, 0.718%	226,443	22,647

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 0.330%, 12/29/16	100	100
Total Temporary Cash Investments
(Cost $22,746)		22,747
Total Investments (109.0%)
(Cost $251,785)		249,221
Other Assets and Liabilities (-9.0%)
Other Assets [5]		4,851
Liabilities [3]		(25,510)
		(20,659)
Net Assets (100%)		228,562

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	226,574
Affiliated Vanguard Funds	22,647
Total Investments in Securities	249,221
Investment in Vanguard	16
Receivables for Investment Securities Sold	3,163
Receivables for Accrued Income	240
Receivables for Capital Shares Issued	210
Other Assets	1,222
Total Assets	254,072
Liabilities
Payables for Investment Securities
Purchased	(25,082)
Collateral for Securities on Loan	(183)
Payables for Capital Shares Redeemed	(208)
Payables to Vanguard	(34)
Other Liabilities	(3)
Total Liabilities	(25,510)
Net Assets	228,562

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	231,226
Undistributed Net Investment Income	227
Accumulated Net Realized Losses	(387)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,564)
Futures Contracts	(6)
Foreign Currencies	66
Net Assets	228,562

Investor Shares—Net Assets
Applicable to 205,153 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,466
Net Asset Value Per Share—
Investor Shares	$21.77

ETF Shares—Net Assets
Applicable to 2,700,212 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	146,981
Net Asset Value Per Share—
ETF Shares	$54.43

International Dividend Appreciation Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 2,915,505 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	77,115
Net Asset Value Per Share—
Admiral Shares	$26.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $173,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 9.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $183,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 Cash of $105,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

February 25, 2016[1] to
October 31, 2016
($000)
Investment Income
Income
Dividends[2]	1,390
Interest[3]	7
Securities Lending—Net	5
Total Income	1,402
Expenses
The Vanguard Group—Note B
Investment Advisory Services	8
Management and Administrative—Investor Shares	3
Management and Administrative—ETF Shares	2
Management and Administrative—Admiral Shares	3
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—ETF Shares	3
Marketing and Distribution—Admiral Shares	1
Custodian Fees	150
Auditing Fees	17
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—ETF Shares	2
Shareholders’ Reports—Admiral Shares	1
Total Expenses	191
Net Investment Income	1,211
Realized Net Gain (Loss)
Investment Securities Sold[3]	(340)
Futures Contracts	(47)
Foreign Currencies	(146)
Realized Net Gain (Loss)	(533)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,564)
Futures Contracts	(6)
Foreign Currencies	66
Change in Unrealized Appreciation (Depreciation)	(2,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,826)

1 Inception.
2 Dividends are net of foreign withholding taxes of $141,000.
3 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

February 25, 2016[1] to
October 31, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,211
Realized Net Gain (Loss)	(533)
Change in Unrealized Appreciation (Depreciation)	(2,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,826)
Distributions
Net Investment Income
Investor Shares	(15)
ETF Shares	(610)
Admiral Shares	(213)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Admiral Shares	—
Total Distributions	(838)
Capital Share Transactions
Investor Shares	4,517
ETF Shares	148,546
Admiral Shares	78,163
Net Increase (Decrease) from Capital Share Transactions	231,226
Total Increase (Decrease)	228,562
Net Assets
Beginning of Period	—
End of Period[2]	228,562

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $227,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 244 [2]
Net Realized and Unrealized Gain (Loss) on Investments	1.671
Total from Investment Operations	1.915
Distributions
Dividends from Net Investment Income	(.145)
Distributions from Realized Capital Gains	—
Total Distributions	(.145)
Net Asset Value, End of Period	$21.77

Total Return[3]	9.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4
Ratio of Total Expenses to Average Net Assets	0.35%[4]
Ratio of Net Investment Income to Average Net Assets	1.50%[4]
Portfolio Turnover Rate [5]	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income	. 662 [2]
Net Realized and Unrealized Gain (Loss) on Investments	4.154
Total from Investment Operations	4.816
Distributions
Dividends from Net Investment Income	(.386)
Distributions from Realized Capital Gains	—
Total Distributions	(. 386)
Net Asset Value, End of Period	$54.43

Total Return	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$147
Ratio of Total Expenses to Average Net Assets	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	1.60%[3]
Portfolio Turnover Rate [4]	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
March 2, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	. 285 [2]
Net Realized and Unrealized Gain (Loss) on Investments	1.352
Total from Investment Operations	1.637
Distributions
Dividends from Net Investment Income	(.187)
Distributions from Realized Capital Gains	—
Total Distributions	(.187)
Net Asset Value, End of Period	$26.45

Total Return[3]	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$77
Ratio of Total Expenses to Average Net Assets	0.25%[4]
Ratio of Net Investment Income to Average Net Assets	1.60%[4]
Portfolio Turnover Rate [5]	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk

International Dividend Appreciation Index Fund

involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended October 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

International Dividend Appreciation Index Fund

Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $16,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

International Dividend Appreciation Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	39,950	—	—
Common Stocks—Other	6,010	180,436	78
Temporary Cash Investments	22,647	100	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	68,603	180,536	78
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	21	2,226	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2016, the fund realized net foreign currency losses of $146,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2016, the fund had $417,000 of ordinary income available for distribution. The fund had available capital losses totaling $393,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2016, the cost of investment securities for tax purposes was $251,968,000. Net unrealized depreciation of investment securities for tax purposes was $2,747,000, consisting of unrealized gains of $7,196,000 on securities that had risen in value since their purchase and $9,943,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2016, the fund purchased $238,511,000 of investment securities and sold $9,133,000 of investment securities, other than temporary cash investments. Purchases and sales include $119,557,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International Dividend Appreciation Index Fund

G. Capital share transactions for each class of shares were:
		Year Ended
	October 31, 2016
	Amount	Shares
	($000)	(000)
Investor Shares[1]
Issued	6,530	295
Issued in Lieu of Cash Distributions	14	1
Redeemed	(2,027)	(91)
Net Increase (Decrease)—Investor Shares	4,517	205
ETF Shares[1]
Issued	148,546	2,700
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	148,546	2,700
Admiral Shares[2]
Issued	84,631	3,156
Issued in Lieu of Cash Distributions	163	6
Redeemed	(6,631)	(246)
Net Increase (Decrease) —Admiral Shares	78,163	2,916
1 Inception was February 25, 2016, for Investor Shares and ETF Shares.
2 Inception was March 2, 2016, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Fund Profile
As of October 31, 2016

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIHIX	VYMI	VIHAX
Expense Ratio[1]	0.40%	0.30%	0.30%

Portfolio Characteristics
		FTSE
		All-World
		ex US High
		Dividend Yield
	Fund	Index
Number of Stocks	912	876
Median Market Cap	$43.9B	$43.9B
Price/Earnings Ratio	19.1x	19.8x
Price/Book Ratio	1.4x	1.4x
Return on Equity	15.0%	15.0%
Earnings Growth
Rate	3.0%	3.0%
Dividend Yield	4.3%	4.4%
Turnover Rate	6%	—
Short-Term Reserves	8.7%	—

Sector Diversification (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend Yield
	Fund	Index
Basic Materials	5.8%	5.9%
Consumer Goods	11.9	11.9
Consumer Services	4.1	3.9
Financials	36.4	36.7
Health Care	7.4	7.3
Industrials	9.4	9.4
Oil & Gas	9.9	9.9
Technology	3.4	3.1
Telecommunications	6.4	6.6
Utilities	5.3	5.3

Ten Largest Holdings (% of total net assets)
Nestle SA	Food Products	2.6%
Royal Dutch Shell plc	Integrated Oil & Gas	2.3
Novartis AG	Pharmaceuticals	1.9
Roche Holding AG	Pharmaceuticals	1.8
Toyota Motor Corp.	Automobiles	1.8
HSBC Holdings plc	Banks	1.7
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.6
BP plc	Integrated Oil & Gas	1.3
British American
Tobacco plc	Tobacco	1.2
TOTAL SA	Integrated Oil & Gas	1.2
Top Ten		17.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the period from inception through October 31, 2016, the annualized expense ratios were 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares.

International High Dividend Yield Index Fund

Market Diversification (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Europe
United Kingdom	16.5%	16.5%
Switzerland	9.6	9.6
France	6.5	6.5
Germany	6.4	6.4
Spain	3.5	3.5
Sweden	2.6	2.7
Netherlands	2.4	2.4
Italy	2.1	2.1
Finland	1.1	1.1
Other	2.0	2.0
Subtotal	52.7%	52.8%
Pacific
Australia	8.0%	8.0%
Japan	7.8	7.8
Hong Kong	2.7	2.7
Singapore	1.4	1.4
Other	1.1	1.0
Subtotal	21.0%	20.9%
Emerging Markets
Taiwan	4.9%	4.9%
China	4.8	4.8
Brazil	3.0	3.0
South Africa	1.4	1.4
Russia	1.1	1.1
Other	4.0	4.0
Subtotal	19.2%	19.2%
North America
Canada	7.0%	7.0%
Middle East	0.1%	0.1%

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2016
Initial Investment of $10,000

	Total Returns
	Period Ended October 31, 2016
	Since	Final Value
	Inception	of a $10,000
	(2/25/2016)	Investment
International High Dividend Yield Index
Fund Investor Shares	13.26%	$11,326
FTSE All-World ex US High Dividend
Yield Index	14.71	11,471
International Income Funds Average	5.05	10,505

International Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

	Since	Final Value
	Inception	of a $10,000
	(2/25/2016)	Investment
International High Dividend Yield Index Fund
ETF Shares Net Asset Value	13.37%	$11,337
International High Dividend Yield Index Fund
ETF Shares Market Price	13.79	11,379
FTSE All-World ex US High Dividend Yield Index	14.71	11,471
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

	Total Returns
	Period Ended October 31, 2016
	Since	Final Value
	Inception	of a $10,000
	(3/2/2016)	Investment
International High Dividend Yield Index Fund
Admiral Shares	9.73%	$10,973
FTSE All-World ex US High Dividend Yield
Index	10.87	11,087

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2016
Since
Inception
(2/25/2016)
International High Dividend Yield Index Fund ETF
Shares Market Price	13.79%
International High Dividend Yield Index Fund ETF
Shares Net Asset Value	13.37
FTSE All-World ex US High Dividend Yield Index	14.71

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

International High Dividend Yield Index Fund

Fiscal-Period Total Returns (%): February 25, 2016, Through October 31, 2016

Average Annual Total Returns: Periods Ended September 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

		Since Inception
	Inception Date	Total
Investor Shares	2/25/2016	14.12%
ETF Shares	2/25/2016
Market Price		14.89
Net Asset Value		14.22
Admiral Shares	3/2/2016	10.54

International High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.0%)[1]
Australia (7.9%)
Commonwealth Bank of
Australia	39,534	2,201
Westpac Banking Corp.	77,358	1,789
Australia & New Zealand
Banking Group Ltd.	67,582	1,427
National Australia Bank Ltd.	61,551	1,307
BHP Billiton Ltd.	74,752	1,306
Wesfarmers Ltd.	25,984	809
Woolworths Ltd.	29,417	528
Macquarie Group Ltd.	7,185	434
Rio Tinto Ltd.	9,889	409
Telstra Corp. Ltd.	100,350	379
Transurban Group	47,654	376
Woodside Petroleum Ltd.	17,130	367
Amcor Ltd.	26,923	300
Suncorp Group Ltd.	29,543	268
QBE Insurance Group Ltd.	31,990	242
AMP Ltd.	67,928	236
Insurance Australia Group
Ltd.	55,534	232
AGL Energy Ltd.	15,674	228
Aurizon Holdings Ltd.	46,082	171
ASX Ltd.	4,684	168
Origin Energy Ltd.	40,915	165
APA Group	26,161	158
James Hardie Industries plc	10,349	154
Sonic Healthcare Ltd.	9,571	149
Caltex Australia Ltd.	6,127	143
LendLease Group	12,946	133
Medibank Pvt Ltd.	64,234	126
Sydney Airport	25,905	123
Challenger Ltd.	13,218	108
Orica Ltd.	8,716	108
Tatts Group Ltd.	34,168	105
DUET Group	57,349	104

	Bendigo & Adelaide Bank
	Ltd.	11,003	93
	Computershare Ltd.	11,506	92
	Coca-Cola Amatil Ltd.	12,285	89
	Incitec Pivot Ltd.	39,761	89
	Boral Ltd.	17,312	83
	Tabcorp Holdings Ltd.	20,490	75
	Bank of Queensland Ltd.	9,290	74
	Alumina Ltd.	60,350	73
	ALS Ltd.	12,084	57
	Orora Ltd.	25,780	57
	CIMIC Group Ltd.	2,218	50
	AusNet Services	42,992	49
	Harvey Norman Holdings
	Ltd.	12,272	47
	Adelaide Brighton Ltd.	11,469	47
	IOOF Holdings Ltd.	7,150	44
	Magellan Financial Group Ltd.	2,625	42
	Downer EDI Ltd.	9,350	41
	Macquarie Atlas Roads
	Group	11,467	41
	DuluxGroup Ltd.	8,131	40
	Perpetual Ltd.	1,105	38
	CSR Ltd.	12,442	35
*	WorleyParsons Ltd.	4,920	31
	Fairfax Media Ltd.	50,161	31
	Flight Centre Travel Group
	Ltd.	1,187	30
	Sims Metal Management
	Ltd.	3,421	26
	Platinum Asset Management
	Ltd.	5,616	21
			16,148
Austria (0.1%)
	OMV AG	3,380	106
	voestalpine AG	2,609	92
	Vienna Insurance Group AG
	Wiener Versicherung Gruppe	744	15
			213

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Belgium (0.6%)
*	KBC Group NV	6,453	393
	Solvay SA Class A	1,652	190
	Ageas	4,689	171
	Groupe Bruxelles Lambert SA	1,913	165
	Proximus SADP	3,325	95
*	Telenet Group Holding NV	1,031	55
	bpost SA	1,895	50
			1,119
Brazil (3.0%)
*	Petroleo Brasileiro SA ADR
	Type A	56,116	621
	Itau Unibanco Holding SA
	ADR	45,217	539
	Ambev SA ADR	70,332	415
	Itau Unibanco Holding SA
	Preference Shares	30,320	365
	Banco Bradesco SA
	Preference Shares	34,220	359
	Banco Bradesco SA ADR	28,141	293
	Itausa - Investimentos Itau
	SA Preference Shares	90,360	267
*	Vale SA Class B Pref. ADR	38,038	245
	BM&FBovespa SA -
	Bolsa de Valores
	Mercadorias e Futuros	40,400	238
	Ambev SA	39,700	234
*	Petroleo Brasileiro SA	37,700	220
	Banco Bradesco SA	18,866	188
	Banco do Brasil SA	20,100	184
	Kroton Educacional SA	35,600	177
*	Petroleo Brasileiro SA ADR	13,930	163
	BB Seguridade Participacoes
	SA	14,100	142
	CCR SA	20,500	111
*	Vale SA Preference Shares	16,900	109
*	Vale SA Class B ADR	15,188	105
	Banco Santander Brasil SA	9,900	82
	Telefonica Brasil SA ADR	5,137	74
*	Centrais Eletricas Brasileiras
	SA ADR	8,061	70
	CETIP SA - Mercados
	Organizados	4,952	70
	Telefonica Brasil SA
	Preference Shares	4,300	62
	Engie Brasil Energia SA	4,600	58
	JBS SA	14,797	45
	CPFL Energia SA ADR	2,875	44
	Natura Cosmeticos SA	4,200	40
	BTG Pactual Group	7,828	40
	Cia Energetica de Minas
	Gerais ADR	12,204	37
	EDP - Energias do Brasil SA	7,650	37
*	Vale SA	5,100	35
	Estacio Participacoes SA	6,000	35

	Sul America SA	5,400	33
*	Petroleo Brasileiro SA
	Preference Shares	5,600	31
	TOTVS SA	3,200	29
	Braskem SA ADR	1,590	28
	Smiles SA	1,400	26
*	Centrais Eletricas Brasileiras
	SA Preference Shares	2,600	22
	AES Tiete Energia SA	3,921	20
	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares	902	20
	Cia Paranaense de Energia	2,400	18
	Multiplus SA	1,300	18
	Porto Seguro SA	1,800	17
	Transmissora Alianca de
	Energia Eletrica SA	2,300	15
	Cia Energetica de Minas
	Gerais	4,400	13
	Cia de Gas de Sao Paulo
	COMGAS Preference
	Shares Class A	702	11
	Cia Paranaense de Energia
	ADR	996	11
*	Centrais Eletricas Brasileiras
	SA	1,400	10
	Cia Energetica de Minas
	Gerais Preference Shares	3,100	9
	CPFL Energia SA	1,127	9
			6,044
Canada (7.0%)
	Royal Bank of Canada	34,377	2,148
	Toronto-Dominion Bank	42,863	1,945
	Bank of Nova Scotia	28,147	1,513
^	Bank of Montreal	14,933	950
	Enbridge Inc.	21,557	931
	TransCanada Corp.	18,570	841
	Canadian Imperial Bank of
	Commerce	9,154	686
	Manulife Financial Corp.	45,986	666
	Sun Life Financial Inc.	14,196	475
	Rogers Communications
	Inc. Class B	8,542	344
	Potash Corp. of
	Saskatchewan Inc.	19,585	318
	Thomson Reuters Corp.	7,900	311
	BCE Inc.	6,659	303
	Fortis Inc.	9,093	299
	Agrium Inc.	3,225	296
	National Bank of Canada	7,848	280
	Pembina Pipeline Corp.	9,061	278
	Shaw Communications Inc.
	Class B	9,740	193
	Great-West Lifeco Inc.	6,937	174
	Power Corp. of Canada	8,104	174

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Inter Pipeline Ltd.	7,927	164
	TELUS Corp.	4,545	147
^	Crescent Point Energy Corp.	12,021	143
^	ARC Resources Ltd.	8,292	141
	Canadian Utilities Ltd.
	Class A	4,553	130
	Power Financial Corp.	5,397	128
	CI Financial Corp.	5,597	103
	IGM Financial Inc.	2,329	63
			14,144
Chile (0.3%)
	Banco Santander Chile
	ADR	3,787	86
	Enersis Americas SA
	ADR	9,197	80
	Banco de Chile	623,881	74
	Sociedad Quimica y
	Minera de Chile SA
	Preference Shares
	Class B	2,092	62
	Banco de Credito e
	Inversiones	1,139	59
*	Itau CorpBanca	4,613,882	42
	Aguas Andinas SA
	Class A	62,107	41
	Colbun SA	175,754	38
	Enersis Chile SA	198,250	20
			502
China (4.7%)
	China Construction Bank
	Corp.	2,128,000	1,554
	China Mobile Ltd.	124,000	1,421
	Industrial & Commercial
	Bank of China Ltd.	1,675,000	1,005
	Bank of China Ltd.	1,747,000	783
	China Petroleum &
	Chemical Corp.	585,000	423
	Agricultural Bank of China
	Ltd.	587,000	247
	China Merchants Bank
	Co. Ltd.	88,000	214
	PICC Property & Casualty
	Co. Ltd.	108,000	174
	China Minsheng Banking
	Corp. Ltd.	148,000	168
	China Shenhua Energy
	Co. Ltd.	78,500	163
	Bank of Communications
	Co. Ltd.	182,000	138
	Haitong Securities Co. Ltd.	77,200	137
	Hengan International Group
	Co. Ltd.	16,997	135
	CITIC Securities Co. Ltd.	53,500	118

	China Communications
	Construction Co. Ltd.	106,000	116
	China CITIC Bank Corp. Ltd.	175,000	113
	Guangdong Investment Ltd.	64,000	96
	Belle International Holdings
	Ltd.	150,000	91
	Country Garden Holdings
	Co. Ltd.	173,000	90
2	China Galaxy Securities
	Co. Ltd.	91,000	86
	China Vanke Co. Ltd.	31,600	82
	China Cinda Asset
	Management Co. Ltd.	227,000	82
	GF Securities Co. Ltd.	36,400	81
	China Resources Power
	Holdings Co. Ltd.	46,000	78
	Anhui Conch Cement Co.
	Ltd.	28,000	77
	China Merchants Port
	Holdings Co. Ltd.	28,000	72
	Great Wall Motor Co. Ltd.	71,500	70
	Huaneng Power
	International Inc.	104,000	64
	ANTA Sports Products Ltd.	22,000	63
	Guangzhou Automobile
	Group Co. Ltd.	52,000	63
	Beijing Enterprises Holdings
	Ltd.	12,000	60
	China Evergrande Group	90,000	59
*,2	China Huarong Asset
	Management Co. Ltd.	154,000	59
	Longfor Properties Co. Ltd.	37,500	50
	Shimao Property Holdings
	Ltd.	32,500	43
	China Everbright Ltd.	22,000	43
	Kingboard Chemical
	Holdings Ltd.	14,500	43
	Chongqing Rural
	Commercial Bank Co. Ltd.	69,000	41
	Far East Horizon Ltd.	45,000	41
	Sinopec Shanghai
	Petrochemical Co. Ltd.	80,000	41
2	BAIC Motor Corp. Ltd.	37,000	39
	Zijin Mining Group Co. Ltd.	122,000	39
	Shanghai Industrial Holdings
	Ltd.	12,000	37
	Shenzhen International
	Holdings Ltd.	23,500	36
	COSCO SHIPPING Ports
	Ltd.	36,000	36
	Zhejiang Expressway Co.
	Ltd.	34,000	36
	China Communications
	Services Corp. Ltd.	56,000	33
	Jiangsu Expressway Co. Ltd.	24,000	33

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	China Power International
	Development Ltd.	87,000	32
	China Jinmao Holdings
	Group Ltd.	114,000	31
2	Fuyao Glass Industry
	Group Co. Ltd.	10,800	31
	GOME Electrical Appliances
	Holding Ltd.	243,000	31
	China Everbright Bank Co.
	Ltd.	66,000	30
	Lee & Man Paper
	Manufacturing Ltd.	39,000	29
	Guangzhou R&F Properties
	Co. Ltd.	20,400	29
	Sunac China Holdings Ltd.	41,000	28
	Shenzhen Investment Ltd.	62,000	27
	Yuexiu Property Co. Ltd.	182,000	27
	Sino-Ocean Group Holding
	Ltd.	62,500	26
2	Sinopec Engineering Group
	Co. Ltd.	29,000	26
	Kingboard Laminates
	Holdings Ltd.	27,500	25
	Sinotrans Ltd.	52,000	24
	Chongqing Changan
	Automobile Co. Ltd.
	Class B	16,000	24
	Huadian Power International
	Corp. Ltd.	52,000	22
	KWG Property Holding Ltd.	37,000	21
	China Resources Cement
	Holdings Ltd.	52,000	21
	Agile Group Holdings Ltd.	36,000	20
	Datang International Power
	Generation Co. Ltd.	74,000	20
	China Machinery
	Engineering Corp.	33,000	20
	SOHO China Ltd.	38,000	20
	China Hongqiao Group Ltd.	21,000	19
	Huishang Bank Corp. Ltd.	39,000	19
2	Red Star Macalline Group
	Corp. Ltd.	17,400	19
	Beijing Jingneng Clean
	Energy Co. Ltd.	60,000	18
*	Greentown China Holdings
	Ltd.	19,000	15
	Huadian Fuxin Energy Corp.
	Ltd.	64,000	15
	Shenzhen Expressway Co.
	Ltd.	14,000	14
	Guangdong Electric Power
	Development Co. Ltd.
	Class B	31,400	14
	Lao Feng Xiang Co. Ltd.
	Class B	4,100	14

	China Dongxiang Group Co.
	Ltd.	67,000	13
	Weifu High-Technology
	Group Co. Ltd. Class B	5,500	13
	China South City Holdings
	Ltd.	58,000	13
	CSG Holding Co. Ltd.
	Class B	13,300	11
	China BlueChemical Ltd.	50,000	10
	Xinjiang Goldwind Science
	& Technology Co. Ltd.	7,000	10
	China International Marine
	Containers Group Co. Ltd.	7,500	9
	China Zhongwang Holdings
	Ltd.	18,000	8
	Sichuan Expressway Co. Ltd.	16,000	6
	Anhui Expressway Co. Ltd.	6,000	5
*	Qinqin Foodstuffs Group
	Cayman Co. Ltd.	300	—
	Inner Mongolia Yitai Coal Co.
	Ltd. Class B	100	—
			9,582
Colombia (0.1%)
	Bancolombia SA ADR	2,537	97
*	Ecopetrol SA ADR	4,434	39
	Grupo Aval Acciones y
	Valores SA ADR	3,552	29
	Interconexion Electrica SA
	ESP	7,974	27
	Almacenes Exito SA	3,859	19
	Grupo Aval Acciones y
	Valores Preference Shares	24,557	10
	Corp Financiera Colombiana
	SA	794	10
*	Ecopetrol SA	19,170	8
	Bancolombia SA Preference
	Shares	306	3
			242
Czech Republic (0.1%)
	CEZ AS	3,722	70
	Komercni banka as	1,659	61
			131
Denmark (0.3%)
	Danske Bank A/S	17,468	539
*	TDC A/S	19,087	105
	Tryg A/S	2,782	54
			698
Egypt (0.1%)
	Commercial International
	Bank Egypt SAE	24,667	143
	Talaat Moustafa Group	24,117	15
*	Orascom Construction Ltd.	1,679	9
	Telecom Egypt Co.	7,807	8

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
ElSewedy Electric Co.	1,042	7
Sidi Kerir Petrochemicals Co.	1,624	3
		185
Finland (1.1%)
Sampo Oyj Class A	10,897	499
Kone Oyj Class B	8,838	407
UPM-Kymmene Oyj	12,349	287
Fortum Oyj	10,102	168
Wartsila OYJ Abp	3,690	160
Neste Oyj	2,968	128
Stora Enso Oyj	13,528	128
Elisa Oyj	3,771	127
Nokian Renkaat Oyj	3,229	108
Orion Oyj Class B	2,382	101
Metso Oyj	3,235	85
Kesko Oyj Class B	1,642	82
		2,280
France (6.4%)
TOTAL SA	50,157	2,403
Sanofi	25,985	2,022
BNP Paribas SA	22,777	1,321
AXA SA	44,905	1,013
Schneider Electric SE	12,663	852
Orange SA	44,381	698
Societe Generale SA	17,115	668
Vivendi SA	25,597	518
Cie de Saint-Gobain	11,135	494
Engie SA	33,461	483
Cie Generale des
Etablissements Michelin	4,136	448
Credit Agricole SA	26,322	284
Veolia Environnement SA	11,355	248
SES SA Class A	7,902	182
Technip SA	2,734	181
Bouygues SA	4,461	145
STMicroelectronics NV	14,609	139
Suez	7,733	122
SCOR SE	3,686	119
Edenred	4,909	114
Natixis SA	22,038	111
Rexel SA	7,521	104
Eutelsat Communications SA	4,359	91
Electricite de France SA	7,003	79
Lagardere SCA	2,813	72
Casino Guichard Perrachon
SA	1,405	70
CNP Assurances	3,786	66
Euler Hermes Group	339	29
		13,076
Germany (6.3%)
Siemens AG	17,706	2,012
BASF SE	21,507	1,899
Allianz SE	10,613	1,657
Daimler AG	22,328	1,593

	Deutsche Telekom AG	74,998	1,224
	Deutsche Post AG	22,024	683
	Bayerische Motoren Werke
	AG	7,712	673
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	3,322	645
	Vonovia SE	10,893	384
	E.ON SE	34,633	254
	ProSiebenSat.1 Media SE	5,023	217
	Porsche Automobil Holding
	SE Preference Shares	3,675	199
	Commerzbank AG	24,780	169
	Hannover Rueck SE	1,401	156
	Evonik Industries AG	3,705	116
	METRO AG	3,847	115
	RWE AG Preference Shares	8,501	98
	HUGO BOSS AG	1,531	96
*	RWE AG	5,856	93
	K&S AG	4,549	92
	Bayerische Motoren Werke
	AG Preference Shares	1,161	88
	Deutsche Lufthansa AG	5,948	76
	MAN SE	731	75
	RTL Group SA	922	72
*	Uniper SE	4,735	63
	Telefonica Deutschland
	Holding AG	15,255	59
	Axel Springer SE	1,101	55
	Talanx AG	1,138	35
			12,898
Greece (0.0%)
	OPAP SA	4,326	37
*	Hellenic Petroleum SA	805	4
			41
Hong Kong (2.7%)
	Hong Kong Exchanges &
	Clearing Ltd.	28,400	751
	Sun Hung Kai Properties Ltd.	33,000	491
	Cheung Kong Property
	Holdings Ltd.	65,500	484
	CLP Holdings Ltd.	35,500	361
	Hang Seng Bank Ltd.	17,500	316
	BOC Hong Kong Holdings
	Ltd.	84,000	299
	Power Assets Holdings Ltd.	30,497	286
	Sands China Ltd.	56,400	245
	Wharf Holdings Ltd.	28,000	210
	MTR Corp. Ltd.	32,000	177
	New World Development
	Co. Ltd.	122,000	152
	Swire Pacific Ltd. Class A	12,000	125
	Wheelock & Co. Ltd.	20,000	123

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Sino Land Co. Ltd.	72,000	122
	Bank of East Asia Ltd.	28,000	113
	Hang Lung Properties Ltd.	46,000	101
	Want Want China Holdings
	Ltd.	141,997	86
	Hang Lung Group Ltd.	19,000	73
	Li & Fung Ltd.	144,000	71
	Yue Yuen Industrial
	Holdings Ltd.	17,500	67
	Hysan Development Co. Ltd.	14,000	65
	PCCW Ltd.	103,000	61
	ASM Pacific Technology Ltd.	5,800	56
	NWS Holdings Ltd.	31,000	55
	Hopewell Holdings Ltd.	15,500	54
	Tingyi Cayman Islands
	Holding Corp.	46,000	50
	Kerry Properties Ltd.	14,500	46
	VTech Holdings Ltd.	3,700	45
	First Pacific Co. Ltd.	54,000	41
	Haitong International
	Securities Group Ltd.	58,000	37
	Xinyi Glass Holdings Ltd.	40,000	34
	SJM Holdings Ltd.	39,000	27
	Cathay Pacific Airways Ltd.	20,000	26
	Xinyi Solar Holdings Ltd.	66,000	24
	Dah Sing Financial Holdings
	Ltd.	3,600	24
	Chow Tai Fook Jewellery
	Group Ltd.	33,600	24
	Guotai Junan International
	Holdings Ltd.	59,000	22
	Cafe de Coral Holdings Ltd.	6,000	21
	Television Broadcasts Ltd.	5,600	20
	Shun Tak Holdings Ltd.	56,000	19
	Orient Overseas
	International Ltd.	5,000	19
*	Huabao International
	Holdings Ltd.	40,000	15
	Lifestyle International
	Holdings Ltd.	11,000	15
	SA Sa International Holdings
	Ltd.	30,000	14
	Hutchison
	Telecommunications Hong
	Kong Holdings Ltd.	32,000	10
	Texwinca Holdings Ltd.	14,000	10
	Hopewell Highway
	Infrastructure Ltd.	10,500	6
	Kowloon Development Co.
	Ltd.	5,000	5
*	Lifestyle China Group Ltd.	4,500	1
			5,499

Hungary (0.1%)
	OTP Bank plc	4,461	125
	MOL Hungarian Oil & Gas plc 1,152		74
	Magyar Telekom
	Telecommunications plc	6,658	11
			210
India (0.6%)
	Oil & Natural Gas Corp. Ltd.	47,620	204
	Coal India Ltd.	30,474	148
	Indian Oil Corp. Ltd.	25,862	125
	Hero MotoCorp Ltd.	2,278	114
	NTPC Ltd.	44,897	102
	Indiabulls Housing Finance
	Ltd.	7,742	99
*	Vedanta Ltd.	26,712	81
	Hindustan Petroleum Corp.
	Ltd.	9,991	70
	NMDC Ltd.	16,357	32
	Cairn India Ltd.	8,992	30
	Rural Electrification Corp.
	Ltd.	13,423	27
	Power Finance Corp. Ltd.	13,494	25
*	Bank of Baroda	9,631	23
	Sun TV Network Ltd.	2,559	21
*	Steel Authority of India Ltd.	26,383	21
	Mphasis Ltd.	2,442	19
*	Punjab National Bank	8,475	18
	NHPC Ltd.	44,288	18
	Oil India Ltd.	2,806	18
	Oriental Bank of Commerce	5,154	10
	Union Bank of India	4,110	9
*	Bank of India	5,292	9
	Great Eastern Shipping Co.
	Ltd.	1,629	9
*	Canara Bank	1,825	9
*	IDFC Ltd.	8,139	9
2	InterGlobe Aviation Ltd.	590	8
			1,258
Indonesia (0.3%)
	Telekomunikasi Indonesia
	Persero Tbk PT	1,174,400	379
	United Tractors Tbk PT	33,000	55
	Perusahaan Gas Negara
	Persero Tbk	262,600	51
	Indocement Tunggal
	Prakarsa Tbk PT	30,399	38
	Tambang Batubara Bukit
	Asam Persero Tbk PT	16,000	15
*	Vale Indonesia Tbk PT	52,300	11
*	Bank CIMB Niaga Tbk PT	14,376	1
			550

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Ireland (0.1%)
* Bank of Ireland	418,123	90

Israel (0.1%)
Bezeq The Israeli
Telecommunication Corp.
Ltd.	47,178	86
Israel Chemicals Ltd.	10,567	38
Gazit-Globe Ltd.	1,894	17
Harel Insurance
Investments & Financial
Services Ltd.	3,682	14
Paz Oil Co. Ltd.	87	14
Shikun & Binui Ltd.	7,642	13
* Israel Corp. Ltd.	85	13
Amot Investments Ltd.	2,945	12
* Migdal Insurance &
Financial Holding Ltd.	2,097	1
		208
Italy (2.1%)
Eni SPA	57,659	837
Enel SPA	177,111	762
Intesa Sanpaolo SPA
(Registered)	267,997	621
Assicurazioni Generali SPA	29,516	381
UniCredit SPA	124,543	309
Snam SPA	57,003	300
Atlantia SPA	11,128	273
Terna Rete Elettrica
Nazionale SPA	33,118	162
Tenaris SA	11,045	156
Telecom Italia SPA (Bearer)	143,800	102
Mediobanca SPA	13,254	97
Intesa Sanpaolo SPA	36,547	79
FinecoBank Banca Fineco
SPA	9,559	56
Unione di Banche Italiane
SPA	19,293	53
Banca Mediolanum SPA	6,470	45
UnipolSai SPA	23,358	45
		4,278
Japan (7.7%)
Toyota Motor Corp.	63,600	3,689
Mitsubishi UFJ Financial
Group Inc.	317,000	1,636
Honda Motor Co. Ltd.	41,700	1,248
Sumitomo Mitsui Financial
Group Inc.	30,300	1,051
Mizuho Financial Group Inc.	583,100	982
Takeda Pharmaceutical Co.
Ltd.	18,000	805
Canon Inc.	24,100	692
Fuji Heavy Industries Ltd.	14,300	559
Mitsui & Co. Ltd.	39,500	547

	Nissan Motor Co. Ltd.	46,600	474
	ITOCHU Corp.	33,400	422
	Nomura Holdings Inc.	79,800	400
	Sumitomo Mitsui Trust
	Holdings Inc.	8,900	300
	Sumitomo Corp.	26,100	300
	Daiwa Securities Group Inc.	39,000	233
	Sekisui House Ltd.	13,797	228
	Resona Holdings Inc.	51,100	227
	JX Holdings Inc.	56,000	221
	Marubeni Corp.	36,400	191
	Yamaha Motor Co. Ltd.	6,500	144
	Dai Nippon Printing Co. Ltd.	14,000	140
	Japan Post Bank Co. Ltd.	9,800	116
	Kawasaki Heavy Industries
	Ltd.	34,000	99
	Aozora Bank Ltd.	27,000	89
	Chugoku Electric Power
	Co. Inc.	7,297	85
	Sojitz Corp.	29,200	77
	Hino Motors Ltd.	6,600	72
	TonenGeneral Sekiyu KK	7,000	69
*	Kobe Steel Ltd.	7,200	59
	DIC Corp.	1,800	55
	Sony Financial Holdings Inc.	3,800	53
	Hitachi Construction
	Machinery Co. Ltd.	2,300	48
	Aoyama Trading Co. Ltd.	1,200	42
	Sankyo Co. Ltd.	1,100	39
	Showa Shell Sekiyu KK	4,000	37
	Japan Airlines Co. Ltd.	1,200	35
	NTN Corp.	9,000	34
	Tokai Tokyo Financial
	Holdings Inc.	5,700	29
	Sanrio Co. Ltd.	1,500	28
	Senshu Ikeda Holdings Inc.	5,400	25
	North Pacific Bank Ltd.	6,100	23
	Hitachi Capital Corp.	1,000	22
	Matsui Securities Co. Ltd.	1,900	15
	Okasan Securities Group Inc.	2,000	11
	Mitsui Mining & Smelting
	Co. Ltd.	3,000	7
			15,658
Malaysia (0.6%)
	Malayan Banking Bhd.	126,600	238
	CIMB Group Holdings Bhd.	128,700	154
	Sime Darby Bhd.	75,700	148
	Axiata Group Bhd.	108,800	127
	DiGi.Com Bhd.	85,600	103
	Maxis Bhd.	61,700	88
	AMMB Holdings Bhd.	46,700	47
	YTL Corp. Bhd.	112,500	43
	British American Tobacco
	Malaysia Bhd.	3,000	35

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
2	Astro Malaysia Holdings
	Bhd.	50,800	34
	Telekom Malaysia Bhd.	21,700	34
	UMW Holdings Bhd.	19,500	27
	KLCCP Stapled Group	14,000	27
	Alliance Financial Group Bhd.	26,600	25
	YTL Power International Bhd.	65,500	24
	Lafarge Malaysia Bhd.	11,400	22
	Westports Holdings Bhd.	17,000	18
	Berjaya Sports Toto Bhd.	17,000	13
	SP Setia Bhd Group	9,200	8
			1,215
Mexico (0.1%)
	Grupo Aeroportuario del
	Pacifico SAB de CV Class B	7,800	75
	Grupo Financiero Santander
	Mexico SAB de CV Class B	35,500	64
	Kimberly-Clark de Mexico
	SAB de CV Class A	22,400	48
	Infraestructura Energetica
	Nova SAB de CV	7,400	33
	Grupo Sanborns SAB de CV	1,200	2
			222
Netherlands (2.4%)
	Unilever NV	36,271	1,517
	ING Groep NV	90,072	1,182
	Koninklijke Philips NV	21,265	641
*	ArcelorMittal	42,914	290
	Koninklijke DSM NV	4,084	263
	Koninklijke KPN NV	72,859	238
	NN Group NV	7,575	228
	Aegon NV	45,140	195
	Randstad Holding NV	2,580	133
2	ABN AMRO Group NV	5,126	118
	Boskalis Westminster	2,085	67
*	OCI NV	2,412	33
			4,905
New Zealand (0.2%)
	Fletcher Building Ltd.	16,002	119
	Spark New Zealand Ltd.	42,580	111
	Contact Energy Ltd.	17,869	61
	Meridian Energy Ltd.	28,237	52
	SKYCITY Entertainment
	Group Ltd.	15,170	42
	Mercury NZ Ltd.	18,840	41
	SKY Network Television Ltd.	8,810	29
	Air New Zealand Ltd.	15,450	21
	Vector Ltd.	6,960	16
	Warehouse Group Ltd.	713	2
			494
Norway (0.7%)
	Statoil ASA	22,376	365
	DNB ASA	22,506	325
	Telenor ASA	16,216	258

Orkla ASA	17,995	170
Marine Harvest ASA	8,694	158
Yara International ASA	4,161	147
Gjensidige Forsikring ASA	3,625	65
		1,488
Pakistan (0.0%)
Oil & Gas Development
Co. Ltd.	16,700	22
Pakistan Petroleum Ltd.	9,900	14
Fauji Fertilizer Co. Ltd.	13,000	13
National Bank of Pakistan	10,500	7
		56
Philippines (0.1%)
Manila Electric Co.	9,010	52
Aboitiz Power Corp.	53,100	50
Globe Telecom Inc.	80	3
		105
Poland (0.4%)
Polski Koncern Naftowy
ORLEN SA	7,449	147
Powszechna Kasa
Oszczednosci Bank Polski
SA	20,144	141
Bank Pekao SA	3,664	113
Powszechny Zaklad
Ubezpieczen SA	13,199	92
KGHM Polska Miedz SA	3,465	63
Polskie Gornictwo Naftowe i
Gazownictwo SA	44,412	57
Bank Zachodni WBK SA	612	49
PGE Polska Grupa
Energetyczna SA	16,132	42
* mBank SA	304	27
Orange Polska SA	18,821	27
Bank Handlowy w
Warszawie SA	1,111	22
* Tauron Polska Energia SA	32,472	22
Asseco Poland SA	1,615	22
* Enea SA	5,514	14
* Synthos SA	9,040	11
Budimex SA	185	10
		859
Portugal (0.2%)
Galp Energia SGPS SA	12,124	165
EDP - Energias de Portugal
SA	44,832	148
		313
Russia (1.1%)
Gazprom PJSC ADR	78,306	338
Lukoil PJSC ADR	6,326	308
Gazprom PJSC	98,520	216
Lukoil PJSC	4,234	207
Tatneft PJSC ADR	5,444	182

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
MMC Norilsk Nickel PJSC
ADR	10,891	164
Rosneft PJSC GDR	26,837	146
Mobile TeleSystems PJSC
ADR	11,903	92
Alrosa PJSC	59,600	83
Surgutneftegas OAO
Preference Shares	178,841	81
Moscow Exchange
MICEX-RTS PJSC	29,389	54
Severstal PJSC GDR	3,831	54
Novolipetsk Steel PJSC	21,830	35
Sistema PJSC FC GDR	3,801	28
Bashneft PJSC	509	27
Rostelecom PJSC ADR	3,569	26
Inter RAO UES PJSC	414,000	22
Magnitogorsk Iron & Steel
OJSC	42,500	21
* Aeroflot PJSC	10,400	21
PhosAgro PJSC GDR	1,693	21
MegaFon PJSC GDR	2,160	21
LSR Group PJSC GDR	6,084	17
E.ON Russia JSC	321,000	15
Tatneft PAO Preference
Shares	4,340	14
Bashneft PAO Preference
Shares	430	10
Rostelecom PJSC	2,810	4
		2,207
Singapore (1.3%)
Singapore
Telecommunications Ltd.	170,900	476
Oversea-Chinese Banking
Corp. Ltd.	76,700	467
DBS Group Holdings Ltd.	41,400	446
United Overseas Bank Ltd.	27,800	375
Keppel Corp. Ltd.	33,900	128
Singapore Press Holdings
Ltd.	36,600	98
Singapore Exchange Ltd.	18,497	94
ComfortDelGro Corp. Ltd.	49,500	90
Singapore Airlines Ltd.	11,900	87
Singapore Technologies
Engineering Ltd.	38,100	86
Hutchison Port Holdings
Trust	123,300	55
SATS Ltd.	14,200	49
Singapore Post Ltd.	36,000	41
Golden Agri-Resources Ltd.	141,400	39
StarHub Ltd.	15,300	37
Venture Corp. Ltd.	5,100	35
Sembcorp Industries Ltd.	19,100	35
Yangzijiang Shipbuilding
Holdings Ltd.	56,100	30

Sembcorp Marine Ltd.	21,700	20
SIA Engineering Co. Ltd.	7,500	20
* Noble Group Ltd.	122,600	15
Frasers Centrepoint Ltd.	1,700	2
		2,725
South Africa (1.4%)
Sasol Ltd.	12,893	356
MTN Group Ltd.	41,069	355
Standard Bank Group Ltd.	28,277	300
FirstRand Ltd.	70,619	253
Sanlam Ltd.	40,433	196
Woolworths Holdings Ltd.	22,236	129
Vodacom Group Ltd.	11,744	127
Barclays Africa Group Ltd.	10,043	117
Tiger Brands Ltd.	3,741	106
Nedbank Group Ltd.	5,230	86
Life Healthcare Group
Holdings Ltd.	25,153	67
Mr Price Group Ltd.	5,375	61
SPAR Group Ltd.	4,304	61
RMB Holdings Ltd.	13,828	61
Imperial Holdings Ltd.	4,487	57
Truworths International Ltd.	10,579	56
AVI Ltd.	6,774	48
Investec Ltd.	7,159	44
MMI Holdings Ltd.	22,445	38
Telkom SA SOC Ltd.	7,380	34
Coronation Fund Managers
Ltd.	5,337	29
Barloworld Ltd.	4,408	28
JSE Ltd.	2,374	28
Liberty Holdings Ltd.	2,949	25
Nampak Ltd.	17,413	24
Tsogo Sun Holdings Ltd.	9,353	21
Tongaat Hulett Ltd.	2,237	20
Massmart Holdings Ltd.	2,113	18
Santam Ltd.	943	17
AECI Ltd.	2,149	16
Sun International Ltd.	2,486	15
Omnia Holdings Ltd.	1,221	15
Oceana Group Ltd.	956	8
DataTec Ltd.	472	2
Alexander Forbes Group
Holdings Ltd.	2,484	1
		2,819
South Korea (0.8%)
KB Financial Group Inc.	9,676	358
POSCO	1,583	329
KT&G Corp.	2,591	256
SK Telecom Co. Ltd. ADR	4,885	107
Hyundai Motor Co. 2nd
Preference Shares	1,061	93
Industrial Bank of Korea	6,489	75
Woori Bank	6,514	71

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Hyundai Marine & Fire
	Insurance Co. Ltd.	1,328	41
	Doosan Heavy Industries &
	Construction Co. Ltd.	1,577	36
	Mirae Asset Daewoo Co. Ltd.	4,803	32
	DGB Financial Group Inc.	3,611	30
	NH Investment & Securities
	Co. Ltd.	3,227	28
	Samsung Card Co. Ltd.	665	28
	Hyundai Motor Co.
	Preference Shares	328	27
	Hanwha Life Insurance Co.
	Ltd.	4,523	25
	Doosan Corp.	243	22
	Hite Jinro Co. Ltd.	602	12
			1,570
Spain (3.5%)
	Banco Santander SA	336,773	1,650
	Banco Bilbao Vizcaya
	Argentaria SA	150,807	1,086
	Telefonica SA	100,384	1,020
	Iberdrola SA	131,380	894
*	Repsol SA	25,939	362
	Abertis Infraestructuras SA	15,028	223
*	Ferrovial SA	11,368	221
	Red Electrica Corp. SA	10,163	212
	CaixaBank SA	61,778	186
	Enagas SA	5,445	156
	Endesa SA	7,248	154
	Gas Natural SDG SA	7,422	146
	Bankinter SA	16,981	130
*	ACS Actividades de
	Construccion y Servicios
	SA	4,201	129
*	Banco de Sabadell SA	76,368	102
	Bankia SA	110,572	97
	Distribuidora Internacional
	de Alimentacion SA	14,813	79
	Mapfre SA	24,404	72
	Mediaset Espana
	Comunicacion SA	4,521	51
*	Acerinox SA	3,720	46
	Zardoya Otis SA	5,391	45
*	Banco Popular Espanol SA	37,825	41
*	Ferrovial SA Rights Expire
	11/14/2016	11,368	5
			7,107
Sweden (2.6%)
	Nordea Bank AB	73,998	778
	Hennes & Mauritz AB
	Class B	22,176	624
	Swedbank AB Class A	24,540	574
	Svenska Handelsbanken AB
	Class A	32,914	449

	Volvo AB Class B	36,181	388
	Investor AB Class B	10,358	368
	Telefonaktiebolaget LM
	Ericsson Class B	69,842	339
	Skandinaviska Enskilda
	Banken AB Class A	33,565	339
	Sandvik AB	25,221	286
^	Telia Co. AB	60,338	241
	Skanska AB Class B	8,270	180
	Swedish Match AB	4,182	145
	Industrivarden AB Class A	6,787	129
	SKF AB	7,545	128
*	Kinnevik AB	4,675	118
	Husqvarna AB	9,578	72
^	Tele2 AB	7,816	64
	SKF AB Class A	2,018	34
	Svenska Handelsbanken AB
	Class B	2,289	31
	Industrivarden AB	1,361	24
*	Tele2 AB Rights	6,659	2
			5,313
Switzerland (9.5%)
	Nestle SA	71,780	5,205
	Novartis AG	55,046	3,906
	Roche Holding AG	16,360	3,758
	UBS Group AG	81,283	1,149
	ABB Ltd.	44,323	914
	Zurich Insurance Group AG	3,467	908
	Swiss Re AG	7,606	706
	Credit Suisse Group AG	48,651	679
	LafargeHolcim Ltd.	11,331	604
	Swisscom AG	525	240
	SGS SA	117	237
	Adecco Group AG	3,711	220
	Swiss Life Holding AG	739	196
	Kuehne & Nagel
	International AG	1,094	148
	Baloise Holding AG	1,053	130
	Swiss Prime Site AG	1,466	122
	PSP Swiss Property AG	901	81
	Helvetia Holding AG	136	71
	Pargesa Holding SA	899	60
	Banque Cantonale Vaudoise	66	41
			19,375
Taiwan (4.9%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	557,400	3,345
	Hon Hai Precision Industry
	Co. Ltd.	348,000	940
	Formosa Plastics Corp.	113,000	305
	Formosa Chemicals &
	Fibre Corp.	102,000	303
	Nan Ya Plastics Corp.	132,000	274
	Delta Electronics Inc.	51,200	270

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
MediaTek Inc.	34,000	258
Fubon Financial Holding Co.
Ltd.	170,000	241
Cathay Financial Holding Co.
Ltd.	185,000	239
CTBC Financial Holding Co.
Ltd.	425,120	229
Chunghwa Telecom Co.
Ltd. ADR	6,049	207
Mega Financial Holding Co.
Ltd.	254,000	174
Catcher Technology Co. Ltd.	18,000	141
Asustek Computer Inc.	15,999	140
Taiwan Mobile Co. Ltd.	39,000	136
Quanta Computer Inc.	62,000	125
Pegatron Corp.	45,000	121
Hotai Motor Co. Ltd.	10,000	116
First Financial Holding Co.
Ltd.	213,424	112
Formosa Petrochemical
Corp.	33,000	110
Advanced Semiconductor
Engineering Inc. ADR	17,501	102
Yuanta Financial Holding
Co. Ltd.	272,000	102
Taiwan Cement Corp.	75,000	90
Cheng Shin Rubber Industry
Co. Ltd.	43,999	90
Chunghwa Telecom Co. Ltd.	26,000	89
Hua Nan Financial Holdings
Co. Ltd.	170,928	87
Pou Chen Corp.	63,000	85
China Development
Financial Holding Corp.	338,000	85
Far EasTone
Telecommunications Co.
Ltd.	35,000	83
Taishin Financial Holding
Co. Ltd.	210,275	77
Foxconn Technology Co.
Ltd.	26,190	76
Lite-On Technology Corp.	52,194	75
Advanced Semiconductor
Engineering Inc.	62,000	73
Far Eastern New Century
Corp.	92,000	71
Innolux Corp.	211,000	71
SinoPac Financial Holdings
Co. Ltd.	238,400	69
United Microelectronics
Corp. ADR	34,557	66
Compal Electronics Inc.	106,000	63
Siliconware Precision
Industries Co. Ltd. ADR	8,044	60

	Novatek Microelectronics
	Corp.	14,000	52
	Inventec Corp.	66,999	52
	Wistron Corp.	69,256	52
	Vanguard International
	Semiconductor Corp.	23,000	47
	Asia Cement Corp.	50,000	44
	Realtek Semiconductor Corp.	11,000	37
	United Microelectronics
	Corp.	91,000	34
	Chicony Electronics Co. Ltd.	13,019	33
	Synnex Technology
	International Corp.	30,000	32
	Teco Electric and Machinery
	Co. Ltd.	36,000	32
	Nanya Technology Corp.	18,000	23
	Eternal Materials Co. Ltd.	19,320	20
	Far Eastern International
	Bank	64,260	18
	Wan Hai Lines Ltd.	36,000	18
	Formosa Taffeta Co. Ltd.	19,000	17
	U-Ming Marine Transport
	Corp.	22,000	15
	Transcend Information Inc.	5,000	14
	Cheng Uei Precision
	Industry Co. Ltd.	11,000	14
	Cathay Real Estate
	Development Co. Ltd.	25,900	13
	Siliconware Precision
	Industries Co. Ltd.	8,000	12
	Taiwan Secom Co. Ltd.	4,000	12
	China Motor Corp.	14,000	11
	Ton Yi Industrial Corp.	22,000	9
	Capital Securities Corp.	33,000	8
	Feng Hsin Steel Co. Ltd.	6,000	8
	Oriental Union Chemical
	Corp.	11,000	7
	YFY Inc.	15,000	4
	President Securities Corp.	9,280	3
			9,941
Thailand (0.8%)
*	PTT PCL	32,800	323
	Siam Cement PCL NVDR	11,800	168
*	Siam Commercial Bank PCL
	(Local)	31,900	131
*	Advanced Info Service PCL
	(Local)	28,036	123
	Siam Cement PCL (Foreign)	7,550	109
	Siam Commercial Bank PCL	24,200	99
*	Charoen Pokphand Foods
	PCL	99,800	90
*	PTT Global Chemical PCL	46,799	80
*	Krung Thai Bank PCL	148,100	73
	Bangkok Bank PCL (Foreign)	12,200	56
*	Thai Oil PCL	24,500	49

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
*	Banpu PCL (Local)	90,200	47
*	Land & Houses PCL	157,000	41
*	Intouch Holdings PCL	27,000	41
*	Thai Union Group PCL	58,100	36
*	IRPC PCL	254,200	35
*	Electricity Generating PCL	6,197	34
	Intouch Holdings NVDR	18,400	28
*	Ratchaburi Electricity
	Generating Holding PCL
	(Local)	19,200	27
*	Glow Energy PCL	11,600	25
*	Delta Electronics Thailand
	PCL	9,800	22
*	Siam City Cement PCL
	(Local)	1,800	15
*	Total Access Communication
	PCL (Local)	14,100	13
*	BEC World PCL	19,200	11
	Banpu PCL	8,550	4
			1,680
Turkey (0.1%)
	Tupras Turkiye Petrol
	Rafinerileri AS	2,742	56
*	Turkcell Iletisim Hizmetleri
	AS	16,477	53
	Eregli Demir ve Celik
	Fabrikalari TAS	34,155	46
	Arcelik AS	3,827	25
	Turk Telekomunikasyon AS	11,692	22
	Ford Otomotiv Sanayi AS	2,035	21
	TAV Havalimanlari Holding
	AS	4,675	19
	Tofas Turk Otomobil
	Fabrikasi AS	2,363	18
	Turk Traktor ve Ziraat
	Makineleri AS	511	13
*	Koza Altin Isletmeleri AS	1,578	9
	Aygaz AS	2,512	9
			291
United Arab Emirates (0.3%)
	Emirates
	Telecommunications
	Group Co. PJSC	39,120	201
	First Gulf Bank PJSC	27,597	86
	Abu Dhabi Commercial
	Bank PJSC	42,950	72
	Dubai Islamic Bank PJSC	28,885	41
	Emaar Malls PJSC	50,875	35
	Union National Bank PJSC	31,483	34
	DAMAC Properties Dubai
	Co. PJSC	46,902	28
	Air Arabia PJSC	47,462	17
	Dubai Investments PJSC	22,690	12

	Al Waha Capital PJSC	10,656	5
*	Union Properties PJSC	24,088	5
			536
United Kingdom (16.3%)
	HSBC Holdings plc	462,002	3,479
	BP plc	437,771	2,588
	Royal Dutch Shell plc
	Class A	103,420	2,576
	British American Tobacco
	plc	43,465	2,491
	GlaxoSmithKline plc	113,412	2,240
	Royal Dutch Shell plc
	Class B	84,971	2,192
	Vodafone Group plc	622,086	1,708
	AstraZeneca plc	29,426	1,648
	National Grid plc	88,344	1,149
	Imperial Brands plc	22,553	1,091
	Lloyds Banking Group plc 1,497,105		1,045
	Rio Tinto plc	28,266	983
	Barclays plc	395,862	917
	BT Group plc	196,772	903
	BHP Billiton plc	49,407	743
*	Standard Chartered plc	63,079	549
	Aviva plc	95,314	516
	BAE Systems plc	75,071	497
	SSE plc	23,730	461
	Legal & General Group plc	140,121	358
	Centrica plc	128,921	338
	Old Mutual plc	115,548	284
	Sky plc	25,231	252
	Next plc	3,371	198
	Standard Life plc	47,355	195
	United Utilities Group plc	16,086	185
	Pearson plc	19,418	180
	RSA Insurance Group plc	24,370	165
	Smiths Group plc	9,482	164
	Marks & Spencer Group plc	38,547	160
	Severn Trent plc	5,543	158
	St. James’s Place plc	12,521	145
	TUI AG	11,367	144
	Direct Line Insurance
	Group plc	32,927	139
	Royal Mail plc	22,278	134
	Provident Financial plc	3,592	130
	J Sainsbury plc	41,823	128
	Admiral Group plc	4,872	114
	DS Smith plc	23,301	114
	Weir Group plc	5,184	108
	Tate & Lyle plc	11,219	107
	Meggitt plc	19,079	102
	Pennon Group plc	9,824	100
	G4S plc	37,161	100
	Persimmon plc	4,770	99
	Investec plc	15,899	99

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Aberdeen Asset
Management plc	24,399	95
IMI plc	7,395	90
Bellway plc	2,998	87
John Wood Group plc	9,015	85
Taylor Wimpey plc	48,893	85
Barratt Developments plc	14,941	83
ICAP plc	13,167	78
Henderson Group plc	26,517	75
New Europe Property
Investments plc	5,526	68
Petrofac Ltd.	6,562	65
easyJet plc	5,326	61
Inmarsat plc	5,571	48
Ashmore Group plc	10,915	47
Berkeley Group Holdings plc	1,568	45
TalkTalk Telecom Group plc	14,290	36
Cobham plc	15,180	26
		33,250
United States (0.0%)
Enersis Chile SA ADR	5,728	29
Total Common Stocks
(Cost $196,817)		201,554
Temporary Cash Investment (11.2%)[1]
Money Market Fund (11.2%)
[3,4] Vanguard Market
Liquidity Fund,
0.718% (Cost $22,774)	227,720	22,774
Total Investments (110.2%)
(Cost $219,591)		224,328

		Amount
		($000)
Other Assets and Liabilities (-10.2%)
Other Assets [5]		2,273
Liabilities [4]		(23,008)
		(20,735)
Net Assets (100%)		203,593

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	201,554
Affiliated Vanguard Funds	22,774
Total Investments in Securities	224,328
Investment in Vanguard	13
Receivables for Investment Securities Sold	89
Receivables for Accrued Income	348
Receivables for Capital Shares Issued	496
Other Assets	1,327
Total Assets	226,601
Liabilities
Payables for Investment Securities
Purchased	(21,052)
Collateral for Securities on Loan	(1,261)
Payables for Capital Shares Redeemed	(28)
Payables to Vanguard	(317)
Other Liabilities	(350)
Total Liabilities	(23,008)
Net Assets	203,593

At October 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	198,462
Undistributed Net Investment Income	555
Accumulated Net Realized Losses	(223)
Unrealized Appreciation (Depreciation)
Investment Securities	4,737
Futures Contracts	(4)
Foreign Currencies	66
Net Assets	203,593

Investor Shares—Net Assets
Applicable to 133,111 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,960
Net Asset Value Per Share—
Investor Shares	$22.24

International High Dividend Yield Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,100,062 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	116,778
Net Asset Value Per Share—
ETF Shares	$55.61

Admiral Shares—Net Assets
Applicable to 3,115,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	83,855
Net Asset Value Per Share—
Admiral Shares	$26.92

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,152,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 10.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate value of these securities was $420,000, representing 0.2% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $1,261,000 of collateral received for securities on loan.
5 Cash of $155,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

February 25, 2016[1] to
October 31, 2016
($000)
Investment Income
Income
Dividends[2]	2,537
Interest[3]	8
Securities Lending—Net	5
Total Income	2,550
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5
Management and Administrative—Investor Shares	2
Management and Administrative—ETF Shares	24
Management and Administrative—Admiral Shares	69
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—ETF Shares	2
Marketing and Distribution—Admiral Shares	1
Custodian Fees	376
Auditing Fees	17
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—ETF Shares	1
Shareholders’ Reports—Admiral Shares	1
Total Expenses	498
Expense Reimbursement—Note B	(294)
Net Expenses	204
Net Investment Income	2,346
Realized Net Gain (Loss)
Investment Securities Sold[3]	(132)
Futures Contracts	(91)
Foreign Currencies and Forward Currency Contracts	(4)
Realized Net Gain (Loss)	(227)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,737
Futures Contracts	(4)
Foreign Currencies and Forward Currency Contracts	66
Change in Unrealized Appreciation (Depreciation)	4,799
Net Increase (Decrease) in Net Assets Resulting from Operations	6,918

1 Inception.
2 Dividends are net of foreign withholding taxes of $256,000.
3 Interest income and realized net gain (loss) from an affiliated company of the fund were $8,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

February 25, 2016[1] to
October 31, 2016
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,346
Realized Net Gain (Loss)	(227)
Change in Unrealized Appreciation (Depreciation)	4,799
Net Increase (Decrease) in Net Assets Resulting from Operations	6,918
Distributions
Net Investment Income
Investor Shares	(32)
ETF Shares	(1,192)
Admiral Shares	(563)
Realized Capital Gain
Investor Shares	—
ETF Shares	—
Admiral Shares	—
Total Distributions	(1,787)
Capital Share Transactions
Investor Shares	2,884
ETF Shares	112,659
Admiral Shares	82,919
Net Increase (Decrease) from Capital Share Transactions	198,462
Total Increase (Decrease)	203,593
Net Assets
Beginning of Period	—
End of Period[2]	203,593

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $555,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 578 [2]
Net Realized and Unrealized Gain (Loss) on Investments	2.059
Total from Investment Operations	2.637
Distributions
Dividends from Net Investment Income	(.397)
Distributions from Realized Capital Gains	—
Total Distributions	(. 397)
Net Asset Value, End of Period	$22.24

Total Return [3]	13.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3
Ratio of Expenses to Average Net Assets	0.42%[4,5]
Ratio of Net Investment Income to Average Net Assets	3.55%[4]
Portfolio Turnover Rate[6]	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.73%. See note B in the Notes to
Financial Statements.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares
February 25, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income	1.323 [2]
Net Realized and Unrealized Gain (Loss) on Investments	5.305
Total from Investment Operations	6.628
Distributions
Dividends from Net Investment Income	(1.018)
Distributions from Realized Capital Gains	—
Total Distributions	(1.018)
Net Asset Value, End of Period	$55.61

Total Return	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$117
Ratio of Expenses to Average Net Assets	0.32%[3,4]
Ratio of Net Investment Income to Average Net Assets	3.65%[3]
Portfolio Turnover Rate[5]	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. See note B in the Notes to
Financial Statements.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares
March 2, 2016[1] to
For a Share Outstanding Throughout the Period	October 31, 2016
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	. 597 [2]
Net Realized and Unrealized Gain (Loss) on Investments	1.817
Total from Investment Operations	2.414
Distributions
Dividends from Net Investment Income	(.494)
Distributions from Realized Capital Gains	—
Total Distributions	(. 494)
Net Asset Value, End of Period	$26.92

Total Return [3]	9.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84
Ratio of Expenses to Average Net Assets	0.32%[4,5]
Ratio of Net Investment Income to Average Net Assets	3.65%[4]
Portfolio Turnover Rate[6]	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. See note B in the Notes to
Financial Statements.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the

International High Dividend Yield Index Fund

counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days. The fund had no open forward currency contracts at October 31, 2016.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax year ended October 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International High Dividend Yield Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International High Dividend Yield Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2016, the fund had contributed to Vanguard capital in the amount of $13,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

The fund incurred higher than anticipated custody costs because of a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. Because of these factors, Vanguard has agreed to reimburse the fund for the unanticipated custody costs, in the amount of $294,000 (an effective annual rate of 0.31% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	20,847	336	—
Common Stocks—Other	634	179,737	—
Temporary Cash Investments	22,774	—	—
Futures Contracts— Liabilities[1]	(3)	—	—
Total	44,252	180,073	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. At October 31, 2016, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Liabilities	(3)	—	(3)

International High Dividend Yield Index Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(91)	—	(91)
Forward Currency Contracts	—	(1)	(1)
Realized Net Gain (Loss) on Derivatives	(91)	(1)	(92)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4)	—	(4)
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	(4)	—	(4)

E. At October 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	20	2,120	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the period ended October 31, 2016, the fund realized net foreign currency losses of $3,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2016, the fund had $587,000 of ordinary income available for distribution. The fund had available capital losses totaling $227,000 that may be carried forward indefinitely to offset future net capital gains.

International High Dividend Yield Index Fund

At October 31, 2016, the cost of investment securities for tax purposes was $219,618,000. Net unrealized appreciation of investment securities for tax purposes was $4,710,000, consisting of unrealized gains of $9,571,000 on securities that had risen in value since their purchase and $4,861,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2016, the fund purchased $202,802,000 of investment securities and sold $5,855,000 of investment securities, other than temporary cash investments. Purchases and sales include $104,903,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

H. Capital share transactions for each class of shares were:
		Year Ended
	October 31, 2016
	Amount	Shares
	($000)	(000)
Investor Shares[1]
Issued	4,632	214
Issued in Lieu of Cash Distributions	29	1
Redeemed	(1,777)	(82)
Net Increase (Decrease)—Investor Shares	2,884	133
ETF Shares[1]
Issued	112,659	2,100
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease)—ETF Shares	112,659	2,100
Admiral Shares[2]
Issued	90,853	3,415
Issued in Lieu of Cash Distributions	352	13
Redeemed	(8,286)	(313)
Net Increase (Decrease) —Admiral Shares	82,919	3,115
1 Inception was February 25, 2016, for Investor Shares and ETF Shares.
2 Inception was March 2, 2016, for Admiral Shares.

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund: In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (constituting separate portfolios of Vanguard Whitehall Funds, hereafter referred to as the “Funds”) at October 31, 2016, and the results of each of their operations and the changes in each of their net assets for the period from February 25, 2016 (commencement of operations) through October 31, 2016, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2016

Special 2016 tax information (unaudited) for Vanguard International Dividend Appreciation Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $838,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $1,522,000 and foreign taxes paid of $115,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

Special 2016 tax information (unaudited) for Vanguard International High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,493,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $2,658,000 and foreign taxes paid of $208,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2016	10/31/2016	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,003.93	$1.21
ETF Shares	1,000.00	1,004.26	0.86
Admiral Shares	1,000.00	1,004.27	0.86
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,018.75	$1.47
ETF Shares	1,000.00	1,019.73	1.12
Admiral Shares	1,000.00	1,019.33	1.12
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,023.93	$1.22
ETF Shares	1,000.00	1,024.28	0.87
Admiral Shares	1,000.00	1,024.28	0.87
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,023.68	$1.48
ETF Shares	1,000.00	1,024.03	1.12
Admiral Shares	1,000.00	1,024.03	1.12

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.24% for Investor Shares, 0.17% for ETF Shares, and 0.17% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.29% for Investor Shares, 0.22% for ETF Shares, and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Connect with Vanguard® > vanguard.com	P.O. Box 2600 Valley Forge, PA 19482-2600

Fund Information > 800-662-7447

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20150 122016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2016: $277,000
Fiscal Year Ended October 31, 2015: $224,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2016: $9,629,849
Fiscal Year Ended October 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2016: $2,717,627
Fiscal Year Ended October 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2016: $254,050
Fiscal Year Ended October 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2016: $214,225
Fiscal Year Ended October 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2016: $468,275
Fiscal Year Ended October 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2016
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.